Exhibit 10.1

CREDIT AGREEMENT

Dated as of July 6, 2011

among

GUESS ?, INC.,

as the Borrower,

the Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Issuer and Swing Line Lender,

BANK OF AMERICA, N.A.,

as Syndication Agent

J.P. MORGAN SECURITIES LLC

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Lead Arrangers and Joint Bookrunners

i

SCHEDULES
1.01	Mandatory Costs
2.01	Commitments and Applicable Percentages
2.03	Existing Letters of Credit
5.06	Litigation
5.08(c)	Owned Real Property
5.09	Environmental Matters
5.13	Subsidiaries and Other Equity Investments; Loan Parties
5.17	Intellectual Property Matters
6.12	Guarantors
7.01	Existing Liens
7.02	Existing Indebtedness
7.03	Existing Investments
7.08	Existing Transactions with Affiliates
7.09	Certain Existing Agreements

EXHIBITS

Form of

A-1	Committed Loan Notice
A-2	Swing Line Loan Notice
B	Note
C	Compliance Certificate
D	Assignment and Assumption
E	Guaranty
F	Security Agreement
G	Opinion Matters — Counsel to Loan Parties
H	Pledge Agreement

v

CREDIT AGREEMENT

This CREDIT AGREEMENT (“Agreement”) is entered into as of July 6, 2011, among Guess ?, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

1.01        Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Additional Lender” has the meaning specified in Section 2.14(b).

“Adjusted LIBO Rate” means, with respect to any Eurodollar Rate Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMorgan Chase Bank, N.A. in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth in the Closing Date Letter with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” has the meaning specified in the introductory paragraph hereto.

“Agreement Currency” has the meaning specified in Section 10.19.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%  and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding).  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBO rate, respectively.

“Applicable Commitment Fee Percentage” means, at any time, in respect of the Facility, (a) from the Closing Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(a) for the fiscal quarter ending July 30, 2011, 0.20% per annum and (b) thereafter, the applicable percentage per annum set forth below determined by reference to the Total Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Commitment Fee Percentage
Pricing Level	Total Adjusted Leverage Ratio	Commitment Fee
1	<2.75:1	0.20%
2	>2.75:1 but <3.50:1	0.25%
3	>3.50:1	0.30%

Any increase or decrease in the Applicable Commitment Fee Percentage resulting from a change in the Total Adjusted Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Commitment Fee Percentage for any period shall be subject to the provisions of Section 2.10(b).

“Applicable Percentage” means at any time, with respect to each Lender in regard to the Loans and the Letters of Credit, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the Dollar Equivalent amount of the Commitment of such Lender at such time in regard to the Loans and the Letters of Credit and the denominator of which is the amount of the Aggregate Commitments at such time; provided that in the case of Section 2.15, when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the Aggregate Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment.  If the Commitments have terminated or expired, then the Applicable

Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments and to any Lender’s status as a Defaulting Lender at the time of determination.  The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Period” has the meaning specified in Section 2.10(b).

“Applicable Rate” means (i) from the Closing Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(a) for the fiscal quarter ending July 30, 2011, 0.15% per annum for Base Rate Loans and 1.15% per annum for Eurodollar Rate Loans and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Total Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Adjusted Leverage Ratio	LIBO Rate (Standby Letters of Credit)	Base Rate
1	<2.75:1	1.15%	0.15%
2	>2.75:1 but <3.50:1	1.40%	0.40%
3	>3.50:1	1.65%	0.65%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Adjusted Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

“Applicable Time” means, with respect to any borrowings and payments in any Approved Currency, the local time in the place of settlement for such Approved Currency as may be reasonably determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Approved Currency” means Canadian Dollars, Euros, Swiss Franc, UK Sterling, Japanese Yen and each other currency (other than Dollars) that is approved in accordance with Section 1.08.

“Approved Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Approved Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Approved Currency with Dollars.

“Approved Currency Sublimit” means an amount equal to the lesser of the Aggregate Commitments and $50,000,000.  The Approved Currency Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b), and accepted by the Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person.

“Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended January 29, 2011, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

“Auto-Extension Letter of Credit” has the meaning specified in Section 2.04(b).

“Availability Period” means the period from and including the Closing Date to the earliest of (i) the Maturity Date, (ii) the date of termination of the Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Lender to make Committed Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Base Rate Loan” means a Loan that bears interest based on the Alternate Base Rate.  All Base Rate Loans shall be denominated in Dollars.

“Board” means the Board of Governors of the Federal Reserve System of the United States.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located, and:

(a)           if such day relates to any interest rate settings as to a Eurodollar Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurodollar Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

(b)           if such day relates to any interest rate settings as to a Eurodollar Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurodollar Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan, means a TARGET Day;

(c)           if such day relates to any interest rate settings as to a Eurodollar Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

(d)           if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurodollar Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Canadian Dollar” and “Cdn. $” mean lawful money of Canada.

“Capital Expenditures” means, with respect to any Person for any period, any expenditure categorized as a capital expenditure in such Person’s financial statements prepared in accordance with GAAP.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Cash Collateral Account” means a blocked, non-interest bearing deposit account of one or more of the Loan Parties at JPMorgan Chase (or another commercial bank selected in compliance with Section 6.16) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner reasonably satisfactory to the Administrative Agent.

“Cash Collateralize” has the meaning specified in Section 2.03(g).

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder):

(a)           readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b)           time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, and (ii) has combined capital and surplus of at least $250,000,000, in each case with maturities of not more than 270 days from the date of acquisition thereof;

(c)           commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 270 days from the date of acquisition thereof;

(d)           repurchase obligations with a term of not more than 270 days for underlying securities of the types described in clause (a) above entered into with any financial institution having combined capital and surplus of at least $250,000,000;

(e)           repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any governmental agency thereof and backed by the full faith and credit to the United States of America, in each case maturing within 270 days or less from the date of acquisition; provided, that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985;

(f)            any evidence of Indebtedness issued by a state, city, town, county or their agencies and paying interest which is exempt from federal tax, provided that the maturity (or date by which such Indebtedness may be tendered for repurchase) is 270 days or less and the Indebtedness is rated at least A-1, SP-1 or AAA by S&P or at least P-1, MIG-1 or Aaa by Moody’s;

(g)           marketable short-term money market and similar highly liquid funds having a rating of at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency);

(h)           Investments with average maturities of 270 days or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); and

(i)            investment funds investing substantially all of their assets in Cash Equivalents of the kinds described in clauses (a) through (h) of this definition.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, stored value card, purchase card, pooling, netting, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person that, (i) at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, or, (ii) in the case of Cash Management Agreements executed prior to the Closing Date, was a Lender or an Affiliate of a Lender on the Closing Date, in any case in its capacity as a party to such Cash Management Agreement.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, however, that notwithstanding anything herein to the contrary, (x) all requests, rules, guidelines or directives under or issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, all interpretations and applications thereof and any compliance by a Lender or Issuing Bank with any request or directive relating thereto and (y) all requests, rules, guidelines or directives promulgated under or in connection with, all interpretations and applications of, or and any compliance by a Lender or Issuing Bank with. any request or directive relating to International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case under clause (x) and (y) be deemed to be a “Change in Law,” unless such law, request, rule, guideline or directive is definitively adopted prior to the date hereof in a manner applicable to such Lender, Issuing Bank, Lending Officer or holding company, as applicable.

“Change of Control” means an event or series of events by which:

(a)           any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any Permitted Holder or any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than the Permitted Holders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”) directly or indirectly, of 50% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or

(b)           any Person or two or more Persons (excluding any Permitted Holder) acting in concert shall have acquired by contract or otherwise, directly or indirectly, control of the management or policies of the Borrower, or control over the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) representing 50% or more of the combined voting power of such securities; or

(c)           a “change of control” or any comparable term under, and as defined in, the documentation for any other outstanding Indebtedness with a principal amount in excess of the Threshold Amount of the Borrower shall have occurred.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Closing Date Letter” means the letter, dated July 6, 2011, from the Borrower to the Administrative Agent.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Documents” means, collectively, the Pledge Agreement, the Security Agreement, each of the Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means, as to each Lender, its obligation to (a) make Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Commitment Fee” has the meaning specified in Section 2.09(a).

“Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type, in the same currency and, in the case of Eurodollar Rate Committed Loans, having the same Interest Period.

“Committed Loan” has the meaning specified in Section 2.01.

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A-1.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C.

“Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) EBITDAR, less (ii) the aggregate amount of Federal, state, local and foreign income taxes paid in cash, less (iii) the aggregate amount of all Maintenance Capital Expenditures (but in no event less than $10,000,000) to (b) the sum of, without duplication, (i) Consolidated Interest Charges (excluding non-cash charges in connection with forward foreign exchange Swap Contracts), (ii) the aggregate principal amount of all regularly scheduled principal payments of outstanding debt for borrowed money, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, and (iii) real property lease rental expense (excluding any Capitalized Lease obligations) of the Borrower and its Subsidiaries (excluding from real property lease rental expense up to $75,000,000 of concession commissions in respect of concession contracts with an original tenor of less than two years (to the extent otherwise included in real property lease rental expense of the Borrower and its Subsidiaries)), in each case, of or by the Borrower and its Subsidiaries for the most recently completed four fiscal quarter period; provided that the Consolidated Fixed Charge Coverage Ratio shall be determined on a Pro Forma Basis.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, (i) the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) without duplication of amounts included in clauses (a), (c) or (d) hereof, all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, shipside bonds and similar instruments (except to the extent that any such instrument supports any obligation that does not constitute Indebtedness), (c) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business, accrued expenses, earn-outs and purchase price adjustments, consultant fees, payroll and bonus payments to employees, and other similar obligations, in each case only to the extent that such obligation is not classified as indebtedness under GAAP), (d) all Attributable Indebtedness, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than the Borrower or any Subsidiary, and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary minus (ii) the excess, if any, of (x) the aggregate amount of unrestricted cash and Cash Equivalents held by the Borrower and its Domestic Subsidiaries in the United States as of such date of determination over (y) $75,000,000.

“Consolidated Interest Charges” means, for any period of four fiscal quarters of the Borrower and its Subsidiaries, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for the most recently completed period of four fiscal quarters of the Borrower.

“Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis and in accordance with GAAP for the most recently completed four fiscal quarter period; provided that Consolidated Net Income shall exclude extraordinary gains and extraordinary losses for such period.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Extension” means each of the following:  (a) a Committed Borrowing, (b) a Swing Line Loan and (c) an L/C Credit Extension.

“Credit Party” means the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, the Bankruptcy and Insolvency Act (Canada) and the Companies’ Creditors Arrangement Act (Canada) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States, Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Alternate Base Rate plus (ii) the Applicable Rate applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate and any Mandatory Cost) otherwise applicable to such Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swing Line Loans or (iii) pay

over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event.

“Disclosed Litigation” has the meaning set forth in Section 5.06.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property (other than cash) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.  For the avoidance of doubt, the grant of a Lien or security interest in any assets (including but not limited to accounts receivable) shall not constitute a “Disposition” for purposes of this Agreement.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Equivalents” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amounts of Approved Currencies, an equivalent amount of Dollars determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Approved Currency.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“EBITDAR” means, at any date of determination, an amount equal to Consolidated Net Income (including income recognized from deferred revenues on payments made by licensees) of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed four fiscal quarters plus (a) the following to the extent deducted in calculating such Consolidated Net Income:  (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income Taxes payable, (iii) depreciation and amortization expense, (iv) charges arising from the impairment of goodwill or any other assets, (v) any non-cash charges or expenses resulting from stock compensation, including, without limitation, any currently outstanding stock options or any future grant, exercise or cancellation of stock options, shares of restricted stock or warrants, (vi) real property lease rental expense (excluding any Capitalized Lease obligations) of the Borrower and its Subsidiaries (excluding from real property lease rental expense up to $75,000,000 of concession commissions in respect of concession contracts with an original tenor of less than two years (to the extent otherwise included in real property lease rental expense of the Borrower and its Subsidiaries)), (vii) customary fees, costs and expenses incurred in connection with any equity or debt offering, Investments or Indebtedness permitted by this Agreement or in connection with the consummation of acquisitions permitted pursuant to Section 7.03(h), (viii) restructuring charges or reserves (including, without limitation, non-cash retention, severance, systems establishment costs, accelerated pension charges, contract termination costs including future lease commitments, and costs to consolidate facilities and relocate employees) in an aggregate amount not to exceed $50,000,000 through the Maturity Date and (ix) other non-recurring expenses (excluding losses generated from barter transactions) reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such four fiscal quarter period) and minus (b) the following to the extent included in calculating such Consolidated Net Income:  (i) Federal, state, local and foreign income Tax credits and (ii) all non-recurring non-cash items (excluding gains generated from barter transactions) increasing Consolidated Net Income (in each case of or by the Borrower and its Subsidiaries for such four fiscal quarter period).

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v), (vi) and (vii) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).

“EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means any and all Federal, state, provincial, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any material permit, approval, identification number license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided, however, that debt securities convertible or exchangeable into any of the foregoing shall not constitute Equity Interests.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Eurodollar Rate Loan” means a Committed Loan that bears interest at a rate based on the Adjusted LIBO Rate or the LIBO Rate.  Eurodollar Rate Loans may be denominated in Dollars or in an Approved Currency.  All Committed Loans denominated in an Approved Currency must be Eurodollar Rate Loans.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Assets” means (a) pledges of real property, including real property leases; (b) any vehicle covered by a certificate of title or ownership, whether now owned or hereafter acquired; (c) Equity Interests in any IP Subsidiaries, (d) any assets owned on or acquired after the Closing Date, to the extent that, and for so long as, taking such actions would violate any applicable law or regulation or an enforceable contractual obligation (after giving effect to Section 9-406(d), 9-407(a), 9-408 or 9-409 of the Uniform Commercial Code and other applicable law) binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets; provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Loan Party shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; (e) any letter of credit rights to the extent any Loan Party is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (f) any United States intent-to-use trademark applications to the extent and for so long as the grant of a security interest therein would impair the validity or enforceability of, or render void or voidable or result in the cancellation of, a Loan Party’s right, title or interest therein or any trademark issued as a result of such application; (g) any Loan Party’s right, title or interest in any license, contract or agreement to which such Loan Party is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would violate the terms of such license, contract or agreement, or result in a breach of the terms of, or constitute a default under, any such license, contract or agreement to which such Loan Party is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or regulation (including Title 11 of the United States Code) or principles of equity); provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Loan Party shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; (h) any equipment or other asset owned by any Loan Party that is subject to a purchase money lien or a Capitalized Lease obligation, in each case, as permitted by this Agreement, if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capitalized Lease obligation) prohibits or requires the consent of any person other than the Loan Parties or any Subsidiary as a condition to the creation of any other security interest on such equipment or asset and, in each case, such prohibition or requirement is permitted by this Agreement; provided that, immediately upon the ineffectiveness, lapse or termination of any such prohibition or consent requirement, the Collateral shall include, and such Loan Party shall be deemed to have granted a security interest in, all such equipment or other assets as if such prohibition or consent requirement had never been in effect; and (i) any commercial tort claim with a value not in excess of $5,000,000.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on or measured by its overall net income, assets or capital (however denominated) and franchise Taxes imposed on it (in lieu of net income Taxes) by (i) the United States (or any political subdivision thereof), (ii) any other Governmental Authority under the laws of which any Lender or Administrative Agent (as the case may be) is organized or has its principal office or maintains its applicable Lending Office or in which the Lender or Administrative Agent is otherwise carrying on business or is deemed to be carrying on business, or (iii) any Governmental Authority solely as a result of a present or former connection between such recipient and the jurisdiction of such Governmental Authority (other than any such connection arising solely from such recipient having executed, delivered or performed its obligations or received a payment under, or enforced, any of the Loan Documents), (b) any branch profits Taxes imposed by the United States, and (c) any withholding, backup withholding or similar Tax that is (i) imposed on amounts payable to such recipient at the time such recipient becomes a party hereto or otherwise acquires an interest hereunder (or designates a new Lending Office), (ii) attributable to such recipient’s failure or inability (other than as a result of a Change in Law occurring after the time such recipient becomes a party hereto or otherwise acquires a beneficial interest hereunder (or designates a new Lending Office)) to comply with Section 3.01(e), except to the extent that such recipient (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such Tax pursuant to Section 3.01(a), or (iii) required to be deducted under applicable law from any payment hereunder on the basis of the information provided by such recipient pursuant to Section 3.01(e).

“Existing Credit Agreement” means that certain Credit Agreement dated as of September 19, 2006 among, inter alia, the Borrower, Guess? Canada Corporation, Bank of America, N.A., as Domestic Agent and Domestic L/C Issuer, and the lenders party thereto, as amended prior to the date hereof.

“Existing Letters of Credit” means those letters of credit outstanding under the Existing Credit Agreement as of the Closing Date, which letters of credit are more particularly described on Schedule 2.03.

“Facility” means, at any time, the aggregate amount of the Lenders’ Commitments at such time.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, and any current or future regulations or official interpretations thereof.

“Federal Funds Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means the letter agreement, dated June 7, 2011, among the Borrower and the Administrative Agent.

“Foreign Cash Equivalents” means, with respect to any Foreign Subsidiary, Investments that are substantially similar to Cash Equivalents in its jurisdiction.

“Foreign Exchange Bank” means any Person that, (i) at the time it enters into an agreement to provide foreign exchange services with the Borrower or any Subsidiary, is a Lender or an Affiliate of a Lender, or, (ii) in the case of an agreement to provide foreign exchange services with the Borrower or any Subsidiary executed prior to the Closing Date, was a Lender or an Affiliate of a Lender on the Closing Date, in any case in its capacity as a party to such an agreement to provide foreign exchange services.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of any jurisdiction other than a political subdivision of the United States.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any

Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided, however, that the term Guarantee shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary indemnity obligations entered into in connection with any acquisition or Disposition permitted under this Agreement (other than such obligations with respect to Indebtedness).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guaranty” means, collectively, the Guaranty made by the Guarantors in favor of the Secured Parties, substantially in the form of Exhibit E, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.

“Guarantors” means, collectively, the Domestic Subsidiaries of the Borrower listed on Schedule 6.12 and each other Domestic Subsidiary of the Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12, but excluding the IP Subsidiaries.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that, (i) at the time it enters into Swap Contract, is a Lender or an Affiliate of a Lender, or, (ii) in the case of Swap Contract executed prior to the Closing Date, was a Lender or an Affiliate of a Lender on the Closing Date, in any case in its capacity as a party to such Swap Contract.

“Increase” has the meaning specified in Section 2.14(d).

“Increase Effective Date” has the meaning specified in Section 2.14(d).

“Incremental Facilities” has the meaning specified in Section 2.14(d).

“Incremental Revolving Facilities” has the meaning specified in Section 2.14(d).

“Incremental Term Loans” has the meaning specified in Section 2.14(d).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)                                  all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)                                 all direct or contingent obligations of such Person arising under outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)                                  net obligations of such Person under any Swap Contract;

(d)                                 all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business, accrued expenses, earn-outs and purchase price adjustments, consultant fees, payroll and bonus payments to employees, and other similar obligations, in each case only to the extent that such accounts, expenses, earn-outs, adjustments and similar obligations are not classified as indebtedness under GAAP);

(e)                                  indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)                                    all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person;

(g)                                 to the extent that any of the following shall be classified as indebtedness under GAAP, obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, in each case, prior to the date that is 91 days after the Maturity Date (except as a result of a change of control event or asset sale or casualty event so long as any rights of the holders thereof to require the redemption thereof upon the occurrence of such event are subject to the prior payment in full of the Obligations), or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h)                                 all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract described in clause (c) above on any date shall be deemed to be the Swap Termination Value thereof as of such date.  Capitalized Lease or Synthetic Lease Obligations as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes or Other Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including any Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date.

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three, six or nine months thereafter, as selected by the Borrower in its Committed Loan Notice provided that:

(a)                                  any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)                                 any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)                                  no Interest Period shall extend beyond the Maturity Date.

“Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Borrower’s internal controls over financial reporting, in each case as described in the Securities Laws.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of

Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.  For the avoidance of doubt, the purchase of aircraft shall not constitute an “Investment” for purposes of this Agreement.

“IP Financing” means up to $200,000,000 of principal amount of Indebtedness of one or more of the IP Subsidiaries at any time outstanding pursuant to loan agreements, indentures or other documentation having covenants and other terms (other than interest rate, fees, funding discounts, liquidation preferences, premiums, no call periods, subordination terms and optional prepayment or redemption provisions) no more restrictive in any material respect than those in this Agreement and with a maturity date after the Maturity Date; provided that, in connection with any IP Financing, the IP Subsidiaries may agree to covenants and terms that are applicable solely to the IP Subsidiaries and reasonably customary for securitization or asset based financings involving the intellectual property and other assets held by such IP Subsidiaries.

“IP Rights” has the meaning specified in Section 5.17.

“IP Subsidiaries” means each of Guess? Licensing, Inc., Guess? IP GP LLC, Guess? IP LP LLC, Guess? IP Holder L.P. or any other Subsidiary hereafter formed for the exclusive purpose of direct or indirectly holding interests in the intellectual property of the Borrower and its Subsidiaries.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit.

“JPMorgan” means JPMorgan Chase Bank, N.A., and its successors.

“Judgment Currency” has the meaning specified in Section 10.19.

“Laws” means, collectively, all international, foreign, Federal, state, provincial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.  All L/C Advances shall be denominated in Dollars.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.  All L/C Borrowings shall be denominated in Dollars.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means in the case of the Existing Letters of Credit, Bank of America, N.A., and in all other cases, JPMorgan in its capacity as issuer of Letters of Credit hereunder, or if JPMorgan shall have resigned as Administrative Agent, any other Lender that has agreed to serve as L/C Issuer and any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.  For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.  The L/C Obligations of any Lender at any time shall be its Applicable Percentage of the total L/C Obligations outstanding at such time.

“Lender” has the meaning specified in the introductory paragraph hereto and includes the Swing Line Lender and each Additional Lender.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any letter of credit issued hereunder and shall include the Existing Letters of Credit.  A Letter of Credit may be a commercial letter of credit or a standby letter of credit.  Letters of Credit may be issued in Dollars or in an Approved Currency.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Expiration Date” means the day that is five Business Days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(i).

“Letter of Credit Sublimit” means an amount equal to Seventy-Five Million Dollars ($75,000,000).  The applicable Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

“LIBO Rate” means, with respect to any Eurodollar Rate Loan for any Interest Period, the British Bankers Association Interest Settlement Rate appearing on the appropriate Reuters screen (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits (in the case of Loans denominated in Dollars) and deposits in any Approved Currency (in the case of Loans in such Approved Currency), as applicable, in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits or Approved Currency deposits, as applicable, with a maturity comparable to such Interest Period.  In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Rate Loan for such Interest Period shall be the rate at which Dollar deposits or deposits in the applicable Approved Currency, as applicable, of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Committed Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document, (g) each Secured Hedge Agreement, (h) each Secured Cash Management Agreement, (i) each Secured Foreign Exchange Agreement and (j) the Closing Date Letter.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“Maintenance Capital Expenditures” means capital expenditures for the maintenance, repair, restoration or refurbishment of tangible property, but excluding any Capital Expenditures which adds to or significantly improves any such property.

“Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the business, assets, properties, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Maturity Date” means July 6, 2016; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (a) with respect to Committed Loans and Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Approved Currency, the rate of interest per annum at which overnight deposits in the applicable Approved Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of JPMorgan in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participant” has the meaning specified in Section 10.06(d).

“Participating Member State” means each state so described in any EMU Legislation.

“PBGC” means the Pension Benefit Guaranty Corporation.

“PCAOB” means the Public Company Accounting Oversight Board.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Holder” means collectively Paul Marciano, the Paul Marciano Trust, Marciano Financial Holdings IV, LLC, the Paul Marciano Foundation, Maurice Marciano, the Maurice Marciano Trust, the Maurice Marciano Family Foundation, MNM Capital Holdings, LLC, G Financial Holdings LLC, NRG Capital Holdings II, LLC, Next Step Financial LLC and as to Paul Marciano and Maurice Marciano, the members of their families, their respective estates, spouses, heirs and any trust of which one or more of the foregoing are the trustors, the trustees and/or the beneficiaries.

“Permitted Lien” means any Lien not prohibited by Section 7.01.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning specified in Section 6.02.

“Pledge Agreement” means the Pledge Agreement delivered in accordance with Section 4.01(iv) by the Borrower and each Guarantor that holds Equity Interests in another Domestic Subsidiary or in a first-tier Foreign Subsidiary in substantially the form of Exhibit H, together with any supplement delivered pursuant to Section 6.12.

“Primary Related Parties” has the meaning specified in Section 10.04(b).

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its office located at 270 Park Avenue, New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Pro Forma Basis” means, with respect to compliance with any test or covenant hereunder, compliance with such test or covenant after giving effect to (a) any acquisition or (b) any asset sale (including pro forma adjustments arising out of events which are directly attributable to any proposed acquisition, any incurrence or repayment of indebtedness or any asset sale, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the staff of the Securities and Exchange Commission) using, for purposes of determining such compliance, the historical financial statements of all entities or assets so acquired and the consolidated financial statements of the Borrower and its Subsidiaries and assuming that all acquisitions that have been consummated during the period, any asset sale and any indebtedness or other liabilities repaid in connection therewith had been consummated and incurred or repaid at the beginning of such period (and assuming that such indebtedness to be incurred bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the interest rate which is or would be in effect with respect to such indebtedness as at the relevant date of determination).

“Register” has the meaning specified in Section 10.06(c).

“Registered Public Accounting Firm” has the meaning specified by the Securities Laws and shall be independent of the Borrower as prescribed by the Securities Laws.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Committed Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and (c) with respect to a Swing Line Loan, a Swing Line Notice.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Commitments; provided that the unused Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, chief operating officer, chief financial officer, treasurer, assistant treasurer, controller or vice president of finance of a Loan Party and any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment; provided, in each case, that in no event shall Restricted Payment include (x) a dividend payable solely in shares of that class of stock to the holders of that class or (y) any payment made in respect of any convertible notes or other convertible securities which constituted Indebtedness at the time of issuance thereof and were permitted to be issued or incurred pursuant to Section 7.02, to the extent such payment is made prior to or contemporaneously with the conversion thereof into Equity Interests including, without limitation, in connection with the purchase, redemption, retirement, defeasance, acquisition, cancellation, termination, exchange or conversion of any such securities.

“Revaluation Date” means (a) with respect to any Loan, each of the following:  (i) the first Business Day of each calendar month, (ii) each date of a Borrowing of a Eurodollar Rate Loan denominated in an Approved Currency (solely with respect to such Borrowing), (iii) each date of a continuation of a Eurodollar Rate Loan denominated in an Approved Currency pursuant to Section 2.02 (solely with respect to such Eurodollar Rate Loan), and (iv) such additional dates as the Administrative Agent shall determine (but, unless an Event of Default has occurred and is continuing, in no event more than once during any calendar month); and (b) with respect to any Letter of Credit, each of the following:  (i) the first Business Day of each calendar month, (ii) each date of issuance of a Letter of Credit denominated in an Approved Currency (solely with respect to such Letter of Credit), (iii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iv) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Approved Currency, and (v) such additional dates as the Administrative Agent or the L/C Issuer shall determine (but, unless an Event of Default has occurred and is continuing, in no event more than once during any calendar month).

“Revolving Credit Exposure” means with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Committed Loans and its L/C Obligations and Swing Line Exposure at such time.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Approved Currency, same day or other funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Approved Currency.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between the Borrower or any Subsidiary and any Cash Management Bank.

“Secured Foreign Exchange Agreement” means any agreement to provide foreign exchange services that is entered into by and between the Borrower or any Subsidiary and any Foreign Exchange Bank.

“Secured Hedge Agreement” means any interest rate or foreign currency Swap Contract permitted under Article VI or VII that is entered into by and between the Borrower or any Subsidiary and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, the Foreign Exchange Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

“Security Agreement” has the meaning specified in Section 4.01(a)(iii).

“Security Agreement Supplement” means a supplement to the Security Agreement, in form and substance reasonably satisfactory to the Borrower and the Administrative Agent.

“Special Notice Currency” means at any time an Approved Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

“Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Approved Currency.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in

Regulation D of the Board).  Such reserve percentages shall include those imposed pursuant to such Regulation D.  Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Exposure” means, at any time, the aggregate principal amount of all Swing Line Loans outstanding at such time.  The Swing Line Exposure of any Lender at any time shall be its Applicable Percentage of the total Swing Line Exposure at such time.

“Swing Line Lender” means JPMorgan Chase Bank, N.A. in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Loan pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit A-2.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $20,000,000 and (b) the Aggregate Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or Tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges, including any interest, additions to tax or penalties applicable thereto or resulting from the non-payment thereof, imposed by any Governmental Authority.

“Threshold Amount” means, at any time, the greater of (i) $35,000,000 and (ii) an amount equal to 2% of the total assets of the Borrower and its Subsidiaries on a consolidated basis as set forth in the Audited Financial Statements or in the most recent consolidated balance sheet of the Borrower and its Subsidiaries delivered pursuant to Section 6.01(a) prior to such time, as the case may be.

“Total Adjusted Leverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Funded Indebtedness as of such date and (ii) eight (8)

times the real property lease rental expense (excluding any Capitalized Lease expenses) of the Borrower and its Subsidiaries for the most recently completed period of four fiscal quarters (excluding from real property lease rental expense up to $75,000,000 of concession commissions in respect of concession contracts with an original tenor of less than two years (to the extent otherwise included in real property lease rental expense of the Borrower and its Subsidiaries)) to (b) EBITDAR, in each case, of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed period of four fiscal quarters of the Borrower; provided that the Total Adjusted Leverage Ratio shall be determined on a Pro Forma Basis.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

1.02        Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)           The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan

Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)           In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)           Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03        Accounting Terms.  (a) Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b)           Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

1.04        Rounding.  Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05        Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable).

1.06        Letter of Credit Amounts.  Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.07        Currency Equivalents Generally.

(a)           The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Approved Currencies.  Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.  Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.

(b)           Wherever in this Agreement in connection with a Committed Borrowing, conversion, continuation or prepayment of a Eurodollar Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Committed Borrowing, Eurodollar Rate Loan or Letter of Credit is denominated in an Approved Currency, such amount shall be the relevant Approved Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Approved Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.

1.08        Additional Approved Currencies.

(a)           The Borrower may from time to time request that Eurodollar Rate Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Approved Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars.  In the case of any such request with respect to the making of Eurodollar Rate Loans, such request shall be subject to the approval of the Administrative Agent and all of the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.

(b)           Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discretion).  In the case of any such request pertaining to Eurodollar Rate Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the

Administrative Agent shall promptly notify the L/C Issuer thereof.  Each Lender (in the case of any such request pertaining to Eurodollar Rate Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurodollar Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c)           Any failure by a Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the L/C Issuer, as the case may be, to permit Eurodollar Rate Loans to be made or Letters of Credit to be issued in such requested currency.  If the Administrative Agent and all the Lenders consent to making Eurodollar Rate Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Approved Currency hereunder for purposes of any Committed Borrowings of Eurodollar Rate Loans; and if the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Approved Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.08, the Administrative Agent shall promptly so notify the Borrower.

1.09        Change of Currency.  Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation).  If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Committed Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Committed Borrowing, at the end of the then current Interest Period.

ARTICLE II
THE COMMITMENTS AND CREDIT EXTENSIONS

2.01        Committed Loans.  Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Committed Loan”) to the Borrower in Dollars or in one or more Approved Currencies from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Committed Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments at such time, (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, (iii) the aggregate Outstanding Amount of all Committed

Loans denominated in Approved Currencies shall not exceed the Approved Currency Sublimit.  Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01.  Committed Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

2.02        Committed Borrowings, Conversions and Continuations of Committed Loans.

(a)           The Borrower may request Committed Loans by notice to the Administrative Agent as provided below.  Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Committed Loans as the same Type shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone.  Each such notice from the Borrower must be received by the Administrative Agent not later than 10:00 a.m. (i) three Business Days prior to the requested date of any Committed Borrowing of, conversion to or continuation of Eurodollar Rate Committed Loans denominated in Dollars or of any conversion of Eurodollar Rate Committed Loans denominated in Dollars to Base Rate Committed Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurodollar Rate Loans denominated in Approved Currencies and (iii) on the requested date of any Committed Borrowing of Base Rate Committed Loans.  Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower.  Each Committed Borrowing of, conversion to or continuation of Eurodollar Rate Committed Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof.  Each Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurodollar Rate Committed Loans, (ii) the requested date of the Committed Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the currency of the Committed Loans to be borrowed.  If the Borrower fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in Dollars.  If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans; provided, that in the case of a failure to timely request a continuation of Committed Loans denominated in an Approved Currency, such Loans shall be continued as Eurodollar Rate Loans in their original currency with an Interest Period of one month.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Committed Loans.  If the Borrower requests a Committed Borrowing of, conversion to, or continuation of Eurodollar Rate Committed Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency.

(b)           Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Committed Loans denominated in a currency other than Dollars, as each case as described in the preceding subsection.  In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 11:00 a.m., in the case of any Committed Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Committed Loan in an Approved Currency, in each case on the Business Day specified in the applicable Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Committed Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by crediting the account of the Borrower on the books of JPMorgan with the amount of such funds or otherwise disbursing such funds in accordance with the Borrower’s written instructions; provided, however, that if, on the date of a Committed Borrowing denominated in Dollars there are L/C Borrowings by the Borrower outstanding, then the proceeds of such Committed Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, and second, to the Borrower as provided above.

(c)           Except as otherwise provided herein, a Eurodollar Rate Committed Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Committed Loan.  During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Committed Loans (whether in Dollars or any Approved Currency) without the consent of the Required Lenders, and, unless repaid, the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans denominated in an Approved Currency be redenominated into Dollars in the amount of the Dollar Equivalent thereof and be converted to an Base Rate Loan, on the last day of the then current Interest Period with respect thereto.

(d)           The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Committed Loans upon determination of such interest rate.  The determination of the LIBO Rate by the Administrative Agent shall be conclusive in the absence of manifest error.  The Administrative Agent shall notify the Borrower and the Lenders of any change in the Prime Rate used in determining the Alternate Base Rate promptly following the public announcement of such change if any Base Rate Loans are then outstanding.

(e)           After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect.

2.03        Letters of Credit.

(a)           The Letter of Credit Commitment.  (i) The Borrower may request Letters of Credit by notice to the L/C Issuer and the Administrative Agent as provided below.  Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Maturity Date, to issue Letters of Credit denominated in Dollars or one or more Approved Currencies for the account of the Borrower, and to amend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit as required under applicable law; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Total Outstandings would exceed the Aggregate Commitments, (y) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans would exceed such Lender’s Commitment, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit.  Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in clauses (x) and (z) of the applicable proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.  All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

(ii)           The L/C Issuer shall not issue any Letter of Credit if:

(A)          subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

(B)           the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date; provided, however that notwithstanding the foregoing the Borrower may request, and the L/C Issuer shall issue, Letters of Credit having expiry dates after the Letter of Credit Expiration Date but prior to July 6, 2017 so long as the aggregate available amount which may be drawn under such Letters of Credit does not exceed $25,000,000 and prior to the Letter of Credit Expiration Date the Borrower shall Cash Collateralize the Outstanding Amount of all such Letters of Credit.

(iii)          The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A)          any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B)           the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

(C)           such Letter of Credit is to be denominated in a currency other than Dollars or an Approved Currency;

(D)          such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder;

(E)           the L/C Issuer does not as of the issuance date of such requested Letter of Credit generally issue Letters of Credit in the requested currency; or

(F)           after taking into account the reallocations provided in Section 2.15(c), a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into reasonably satisfactory arrangements with the Borrower or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender.

(iv)          The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v)           The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi)          The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative

Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b)           Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower.  Such L/C Application must be received by the L/C Issuer and the Administrative Agent not later than 8:00 a.m. at least two Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.  Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

(ii)           Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof.  Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.

(iii)                               If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer shall issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension or (C) such Auto-Extension Letter of Credit is an Existing Letter of Credit.

(iv)                              Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)                                  Drawings and Reimbursements; Funding of Participations.  (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof.  In the case of a Letter of Credit denominated in an Approved Currency, the Borrower shall reimburse the L/C Issuer in such Approved Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse the L/C Issuer in Dollars.  In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Approved Currency, the L/C Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof.  Not later than 11:00 a.m. on the first Business Day immediately following the day that the Borrower receives such notice from the L/C Issuer (or if the Borrower receives such notice from the L/C Issuer after 11:00 a.m., on the second Business Day immediately following the receipt of such notice (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency.  If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof.  In such event, the Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments as applicable and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice).  Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)                                  Each Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars.

(iii)                               With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Lender’s payment to the Administrative Agent for the account of such L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)                              Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

(v)                                 Each Lender’s obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)                              If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be.  A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d)                                 Repayment of Participations.  (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.

(ii)                                  If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)                                  Obligations Absolute.  The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)                                     any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii)                                  the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)                               any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)                              any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v)                                 any adverse change in the relevant exchange rates or in the availability of the relevant Approved Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; or

(vi)                              any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer.  The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f)                                    Role of L/C Issuer.  Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  The Borrower

hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)                                 Cash Collateral.  Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations.  Sections 2.04, and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder.  For purposes of this Section 2.03, Section 2.04 and Section 8.02(c), “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders).  Derivatives of such term have corresponding meanings.  The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at JPMorgan.  If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim.  Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the L/C Issuer.  In addition, if the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 105% of the Letter of Credit Sublimit then in effect, then, within three Business Days after receipt of such notice, the Borrower shall Cash Collateralize the L/C Obligations in an amount equal to the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit.  If the Borrower is required to provide Cash Collateral hereunder as a result of the occurrence of an Event of Default or if the Outstanding Amount of all L/C Obligations exceeds 105% of the Letter of Credit Sublimit as provided in the immediately preceding sentence or in Section 2.05(c), such Cash Collateral (to the extent not applied) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived or the Outstanding Amount of all L/C Obligations not exceeding the Letter of Credit Sublimit.

(h)                                 Applicability of ISP and UCP.  Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

(i)                                     Letter of Credit Fees.  The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, in Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) (i) for each commercial Letter of Credit issued for the Borrower’s account at such rates as may be mutually agreed by the Borrower and the L/C Issuer and (ii) for each standby Letter of Credit issued for the Borrower’s account equal to the Applicable Rate for Eurodollar Rate Loans times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  Letter of Credit Fees shall be (i) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears.  If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.  Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

(j)                                     Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers.  The Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, a fronting fee (i) with respect to each commercial Letter of Credit issued for the Borrower’s account, at such rates as may be mutually agreed by the Borrower and such L/C Issuer, (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Borrower and such L/C Issuer, computed on the Dollar Equivalent of the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each standby Letter of Credit, at such rates as may be mutually agreed by the Borrower and such L/C Issuer.  Such fronting fee pursuant to clauses (i) and (iii) above shall be due and payable on the last Business Day of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  In addition, the Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(k)                                  Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(l)                                     Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit.  The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

2.04                        Swing Line Loans.

(a)                                  The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, agrees to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.  Each Swing Line Loan shall be a Base Rate Loan.  Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan.

(b)                                 Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the

Administrative Agent not later than 12:00 noon on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 1:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the general account of the Borrower on the books of the Swing Line Lender in immediately available funds.

(c)                                  Refinancing of Swing Line Loans.

(i)                                     The Swing Line Lender at any time in its sole discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Committed Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02.  The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent.  Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)                                  If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Committed Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii)                               If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)                              Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d)                                 Repayment of Participations.

(i)                                     At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Swing Line Lender.

(ii)                                  If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)                                  Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans.  Until each Lender funds its Base Rate Committed Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.

(f)                                    Payments Directly to Swing Line Lender.  The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.05                        Prepayments.  (a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 10:00 a.m. (A) three Business Days prior to any date of prepayment of Eurodollar Rate Committed Loans denominated in Dollars, (B) four Business Days (or three, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurodollar Rate Loans denominated in Approved Currencies, and (C) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Eurodollar Rate Committed Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Committed Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender’s Applicable Percentage of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05.  Each such prepayment shall be applied to the applicable Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

(b)                                 If the Administrative Agent notifies the Borrower at any time that the Total Outstandings at such time exceed an amount equal to 105% of the Aggregate Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Aggregate Commitments then in effect; provided, however, that, subject to the provisions of Section 2.03(g), the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless after any such prepayment of the Loans the Total Outstandings exceed the Aggregate Commitments then in effect.  The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations.

(c)           If the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all Loans denominated in Approved Currencies at such time exceeds an amount equal to 105% of the Approved Currency Sublimit then in effect, then, within three Business Days after receipt of such notice, the Borrower shall prepay Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Approved Currency Sublimit then in effect.

(d)           The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 noon on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

2.06        Reduction or Termination of Commitments.  (a) The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the sum thereof to an amount not less than the then Outstanding Amount of all Loans to, and L/C Obligations of, the Borrower; provided that (i) any such notice shall be received by the Administrative Agent not later than 10:00 a.m. two Business Days prior to the date of termination or reduction, (ii) the Borrower shall specify which Commitment is to be so reduced, (iii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Approved Currency Sublimit, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such sublimit shall be automatically reduced by the amount of such excess;

(b)           The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Commitments.  Once reduced in accordance with this Section, the Aggregate Commitments may not be increased.  Any such reduction shall be applied to the Commitment of each Lender according to its Applicable Percentage.  All fees accrued on the Aggregate Commitments that are terminated, until the effective date of any termination, shall be paid on the effective date of such termination.  Subject to the proviso in Section 2.05(a), the amount of any such Aggregate Commitment reduction shall not be applied to the Approved Currency Sublimit, the Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrower.

2.07        Repayment of Loans.

(a)           The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Committed Loans outstanding on such date to the Borrower.

(b)           The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the first date after such Swing Line Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swing Line Loan is made and (ii) the Maturity Date; provided, however, that on each date that Committed Loans are made, the Borrower shall repay all Swing Line Loans then outstanding.

2.08        Interest.  (a) Subject to the provisions of Section 2.08(b), (i) each Eurodollar Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to (x) the Adjusted LIBO Rate for such Interest Period plus the Applicable Rate or (y) in the case of a Eurodollar Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State, the LIBO Rate for such Interest Period plus the Applicable Rate plus the Mandatory Cost; (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate.

(b)           (i)            If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter, upon the election of Required Lenders, bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii)           If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii)          Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv)          Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)           Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09        Fees.  In addition to certain fees described in subsections (i) and (j) of Section 2.03:

(a)           Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee (the “Commitment Fee”) in Dollars equal to the Applicable Commitment Fee Percentage times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Committed Loans and (ii) the Outstanding Amount of L/C Obligations.  The commitment fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date.  The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Commitment Fee Percentage during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Commitment Fee Percentage separately for each period during such quarter that such Applicable Commitment Fee Percentage was in effect.  The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met.

(b)           Other Fees.  The Borrower shall pay to the Administrative Agent fees for its own account, in Dollars, in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.  The Borrower shall pay to the Lenders such fees, in Dollars, as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable.

2.10        Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate and Applicable Commitment Fee Percentage.  (a)  All computations of interest for Base Rate Loans when the Alternate Base Rate is determined by reference to the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Committed Loans denominated in Approved Currencies as to which market practice differs from the foregoing, in accordance with such market practice.  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b)           In the event that any financial statement or certification delivered pursuant to Section 6.02(a) is shown to be inaccurate (regardless of whether this Agreement or any Commitment is in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate and/or Applicable Commitment Fee Percentage for any period (an “Applicable Period”) than the Applicable Rate and/or Applicable Commitment Fee Percentage applied for such Applicable Period, as the case may be, the Borrower shall immediately (i) deliver to the Administrative Agent a corrected compliance certificate for such Applicable Period, (ii) determine the Applicable Rate and Applicable Commitment Fee Percentage for such Applicable Period based upon the corrected compliance certificate, and (iii) immediately pay to the Administrative Agent for the benefit of the Lenders the accrued additional interest and other fees owing as a result of such increased Applicable Rate and/or Applicable Commitment Fee Percentage for such Applicable Period, which payment shall be promptly distributed by the Administrative Agent to the Lenders entitled thereto.

2.11        Evidence of Debt.  (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)           In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with their usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12        Payments Generally; Administrative Agent’s Clawback.  (a) General.  All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Approved Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars in Same Day Funds not later than 2:00 p.m. on the date specified herein.  Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal and interest on Loans denominated in an Approved Currency shall be made to the Administrative Agent, for the account of the Lenders, at the Administrative Agent’s Office in such Approved Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States.  If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Approved Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Approved Currency payment amount.  The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Approved Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be.

(b)           (i)            Funding by Lenders; Presumption by Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Committed Borrowing of Eurodollar Rate Loans (or, in the case of any Committed Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Committed Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Committed Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by a Lender, the Overnight Rate plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans.  If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period.  If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Committed Borrowing.  Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)           Payments by Borrower; Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent at Overnight Rate.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)           Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)           Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint.  The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).

(e)           Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f)            Insufficient Funds.  If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

(g)           Lender Funding Failure.  If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.03(c), Section 2.04(c), Section 2.12(b) or Section 10.04(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent, the Swing Line Lender or the L/C Issuer to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

2.13        Sharing of Payments by Lenders.  (a) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (i) Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (A) the amount of such Obligations due and payable to such Lender at such time to (B) the aggregate amount of such Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of such Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (ii) Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (A) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (B the aggregate amount of such Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payment on account of such Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (x notify the Administrative Agent of such fact, and (y) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(i)            if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)           the provisions of this Section shall not be construed to apply to (A) any payment made by any Loan Party pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

(b)           The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

2.14        Increase in Commitments; Incremental Facilities.

(a)           Request for Increase or Incremental Facilities.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time increase in the Aggregate Commitments (a “Increase”) or incur additional revolving credit facilities (the “Incremental Revolving Facilities”) or additional term loans (the “Incremental Term Loans” and, together with the Incremental Revolving Facilities, the “Incremental Facilities”) governed by this Agreement by an amount (for all such increases) not exceeding $100,000,000; provided that (i) any Increase or Incremental Facility shall be in a minimum amount of $10,000,000, and (ii) the Borrower may make a maximum of four such Increases or Incremental Facilities.

(b)           Additional Lenders.  The Borrower may, in consultation with the Administrative Agent, designate any Lender party to this Agreement (with the consent of such Lender, which may be given or withheld in its sole discretion) or another Person (which may be, but need not be, an existing Lender) which qualifies as an Eligible Assignee (including, except in the case of additional term loans, that such Person shall be subject to the consent of the Administrative Agent and the L/C Issuer (such consents to be limited to the credit worthiness of any new revolving lender and not to be unreasonably withheld or delayed) if such Person is not a Lender or an Affiliate of a Lender) and which at the time agrees in its sole discretion to (i) in the case of any such designated Lender that is an existing Lender, increase its Commitment or make a commitment under an Incremental Facility, as applicable, and (ii) in the case of any other such Person (an “Additional Lender”), become a party to this Agreement pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(c)           Effective Date and Allocations.  If the Aggregate Commitments are increased or any Incremental Facility is added to this Agreement in accordance with this Section 2.14, the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Increase or Incremental Facility.  The Administrative Agent shall promptly notify the Lenders of the final allocation of such Increase or Incremental Facility, as applicable, and the Increase Effective Date.

(d)           Conditions to Effectiveness of Increase.  As a condition precedent to such Increase or Incremental Facility, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Increase or Incremental Facility, and (y) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default has occurred and is continuing.  The Borrower shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.

(e)           Terms of Additional Facilities; Collateral; Amendments.  The interest rates and fees payable to Lenders in connection with any Incremental Facility shall be as mutually agreed between such Lenders and the Borrower at the time of any such increase pursuant to this Section 2.14.   No amendment to this Agreement or any other Loan Documents in connection with any Increase or Incremental Facility shall require the consent of any Lenders or any other Person other than the Borrower, the Administrative Agent and the Lenders and Additional Lenders providing such Increase or Incremental Facility, as applicable.  All Increases and Incremental Facilities shall rank pari passu in right of payment and security with the Obligations in respect of the Commitments.

(f)            Conflicting Provisions.  This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

2.15        Defaulting Lenders.

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)           fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.09;

(b)           the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 10.01), provided that (i) such Defaulting Lender’s Commitment may not be increased or extended without its consent and (ii) the principal amount of, or interest (other than Default Rate) or fees payable on, Loans or Unreimbursed Amounts may not be reduced or excused or the scheduled date of payment may not be postponed as to such Defaulting Lender without such Defaulting Lender’s consent;

(c)           if any Swing Line Exposure or L/C Obligations exist at the time a Lender becomes a Defaulting Lender then:

(i)            all or any part of such Swing Line Exposure and L/C Obligations shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swing Line Exposure and L/C Obligations does not exceed the total of all non-Defaulting Lenders’ Commitments; and

(ii)           if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within three Business Days following notice by the Administrative Agent (x) first, prepay such Swing Line Exposure and (y) second, cash collateralize for the benefit of L/C Issuer only the Borrower’s obligations corresponding to such Defaulting Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.03(g) for so long as such L/C Obligations are outstanding;

(iii)          if the Borrower cash collateralizes any portion of such Defaulting Lender’s L/C Obligations pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.03(i) with respect to such Defaulting Lender’s L/C Obligations during the period such Defaulting Lender’s L/C Exposure is cash collateralized;

(iv)          if the L/C Obligations of the non-Defaulting Lenders are reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.09(a) and Section 2.03(i) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; or

(v)           if all or any portion of any Defaulting Lender’s L/C Obligations are neither cash collateralized nor reallocated pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the L/C Issuer or any Lender hereunder, all letter of credit fees payable under Section 2.03(i) with respect to such Defaulting Lender’s L/C Obligations shall be payable to the L/C Issuer until such L/C Obligations are cash collateralized and/or reallocated; and

(d)           so long as any Lender is a Defaulting Lender, the Swing Line Lender shall not be required to fund any Swing Line Loan and the L/C Issuer shall not be required to issue, amend or increase any Letter of Credit, unless it is reasonably satisfied that the related exposure and the Defaulting Lender’s then outstanding L/C Obligations will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.15(c), and participating interests in any such newly issued or increased Letter of Credit or newly made Swing Line Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.15(c)(i) (and Defaulting Lenders shall not participate therein).

If (i) a Bankruptcy Event with respect to a Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swing Line Lender or the L/C Issuer has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swing Line Lender shall not be required to fund any Swing Line Loan and the L/C Issuer shall not be required to issue, amend or increase any Letter of Credit, unless the Swing Line Lender or the L/C Issuer, as the case may be, shall have entered into arrangements with the Borrower or such Lender, reasonably satisfactory to the Swing Line Lender or the L/C Issuer, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Borrower, the L/C Issuer and the Swing Line Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swing Line Exposure and L/C Obligations of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders under the Facility (other than Swing Line Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY

3.01        Taxes.  (a) Payments Free of Taxes.  Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrower shall be required by applicable law to deduct or withhold any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section) the Administrative Agent, any Lender or the L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Borrower shall make such deductions or withholdings and (iii) the Borrower shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b)           Payment of Other Taxes by the Borrower.  Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)           Indemnification by the Borrower.  The Borrower shall indemnify the Administrative Agent, each Lender and the L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

(d)           Evidence of Payments.  As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)           Status of Lenders.  (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which the Borrower is resident for Tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall, if requested by the Borrower or the Administrative Agent, deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if requested by the Borrower or the Administrative

Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

(ii)           Without limiting the generality of the foregoing, if a Borrower is resident for tax purposes in the United States,

(A)          any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to such Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 and such other documentation or information prescribed by applicable Laws or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B)           each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of United States withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of such Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(I)            executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II)           executed originals of Internal Revenue Service Form W-8ECI,

(III)         executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation,

(IV)         in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of such Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN, or

(V)           executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(iii)          If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the applicable Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the applicable Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the applicable Borrower or the Administrative Agent as may be necessary for the applicable Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

(iv)          Each Lender shall promptly notify the Borrowers and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(f)            Treatment of Certain Refunds.  If the Administrative Agent, any Lender or the L/C Issuer determines, in its good faith discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 3.01, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out of pocket expenses of the Administrative Agent, such Lender or such L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or such L/C Issuer, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer if the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower.

(g)           Contest.  If the Borrower determines in good faith that a reasonable basis exists for contesting a Tax or Other Tax with respect to which the Borrower has paid an additional amount under this Section 3.01, the relevant Lender, the Administrative Agent or the L/C Issuer, as applicable, shall cooperate with the Borrower (but shall have no obligation to disclose any confidential information, unless arrangements reasonably satisfactory to the relevant Lender have been made to preserve the confidential nature of such information) in challenging such Tax or Other Tax at the Borrower’s expense if requested by the Borrower (it being understood and agreed that none of the Administrative Agent, the L/C Issuer or any Lender shall have any obligation to contest, or any responsibility for contesting, any Tax), and any cost incurred by the relevant Lender, the Administrative Agent or the L/C Issuer in connection with its cooperation shall be borne by the Borrower.

3.02        Illegality.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Adjusted LIBO Rate or the LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03        Inability to Determine Rates.  If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan, or (c) the Adjusted LIBO Rate or the LIBO Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revoke such notice.  Upon receipt of such notice, the Borrower may revoke any pending request for a Committed Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

3.04        Increased Costs; Reserves on Eurodollar Rate Loans.  (a) Increased Costs Generally.  Subject to the provisions of Section 3.01 (which shall be conclusive with respect to matters covered thereby), if any Change in Law shall:

(i)            impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer;

(ii)           subject any Lender or the L/C Issuer to any Tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or L/C Issuer in respect thereof (except for Indemnified

Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or L/C Issuer);

(iii)          result in the failure of the Mandatory Cost, as calculated hereunder, to represent the cost to any Lender of complying with the requirements of the Bank of England and/or the Financial Services Authority or the European Central Bank in relation to its making, funding or maintaining Eurodollar Rate Loans; or

(iv)          impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b)           Capital Requirements.  If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

(c)           Certificates for Reimbursement.  A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error.  The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)           Delay in Requests.  Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

3.05        Compensation for Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)           any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)           any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by Borrower;

(c)           any failure by the Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Approved Currency on its scheduled due date or any payment thereof in a different currency; or

(d)           any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;

including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract.  The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the LIBO Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06        Mitigation Obligations; Replacement of Lenders.  (a) Designation of a Different Lending Office.  If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to

Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)           Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender becomes a Defaulting Lender, the Borrower may replace such Lender in accordance with Section 10.13.

3.07        Survival.  All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01        Conditions of Initial Credit Extension.  The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a)           The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)            executed counterparts of this Agreement and the Guaranty, sufficient in number for distribution to the Administrative Agent and the Borrower;

(ii)           a Note executed by the Borrower in favor of each Lender requesting a Note;

(iii)          a security agreement, in substantially the form of Exhibit F (together with each other security agreement and security agreement supplement delivered pursuant to Section 6.12, in each case as amended, the “Security Agreement”), duly executed by each Loan Party, together with:

(A)          Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement,

(B)           completed requests for information, dated on or before the date of the initial Credit Extension, including the results of a recent search of all effective financing statements filed in the jurisdiction of incorporation of each

Loan Party that name any Loan Party as debtor, together with copies of such other financing statements to the extent reasonably requested by the Administrative Agent,

(C)           evidence of the completion of all other actions, recordings and filings of or with respect to the Security Agreement that the Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created thereby, and

(D)          evidence that all other action that the Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters and UCC-3 termination statements);

(iv)          the Pledge Agreement, duly executed by the Borrower and each Guarantor that holds Equity Interests in other Domestic Subsidiaries or in a first-tier Foreign Subsidiary, together with:

(A)          certificates, if any, representing the pledged Equity Interests referred to therein accompanied by undated stock powers executed in blank, and

(B)           Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may reasonably deem necessary or desirable in order to perfect the Liens created under the Pledge Agreement, covering the Collateral described in the Pledge Agreement;

(v)           such certificates of resolutions or other action, incumbency certificates and/or other certificates of the secretary or a Responsible Officer of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(vi)          such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that the Borrower and each of the Guarantors is validly existing and in good standing in its jurisdiction of formation;

(vii)         favorable opinions of O’Melveny & Myers LLP and the General Counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit G and such other matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;

(viii)        a certificate of a Responsible Officer of the Borrower either (A) stating that all consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of the Loan Documents to which it is a party have been obtained, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(ix)           a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and (C) a calculation of the Total Adjusted Leverage Ratio as of the last day of the fiscal quarter of the Borrower most recently ended prior to the Closing Date;

(x)            certificates of insurance, naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitute Collateral;

(xi)           evidence that the Existing Credit Agreement has been, or concurrently with the Closing Date is being, terminated and all Liens securing obligations under the Existing Credit Agreement have been, or concurrently with the Closing Date are being, released; and

(xii)          an executed copy of the Closing Date Letter and such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer or the Swing Line Lender reasonably may require.

(b)           All fees required to be paid to the Administrative Agent or any Lender on or before the Closing Date shall have been paid.

(c)           Unless waived by the Administrative Agent, the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

Without limiting the generality of the provisions of Section 9.01, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02        Conditions to all Credit Extensions.  The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:

(a)           The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.

(b)           No Default shall exist and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c)           The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d)           In the case of a Credit Extension to be denominated in an Approved Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Approved Currency) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Approved Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Approved Currency.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

5.01        Existence, Qualification and Power.  Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite entity power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a) (with respect to Subsidiaries other than Loan Parties), (b)(i) or (c), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

5.02        Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any material breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (i) any material Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

5.03        Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection of the Liens created under the Collateral Documents (including the priority nature thereof subject to Permitted Liens) or (d) customary actions in connection with the enforcement of remedies under the Loan Documents, in each case except such as have been obtained.

5.04        Binding Effect.  This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

5.05        Financial Statements; No Material Adverse Effect; No Internal Control Event.

(a)           The Audited Financial Statements (i) were prepared in all material respects in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for Taxes, material commitments and Indebtedness, in each case, to the extent required to be shown thereon in accordance with GAAP.

(b)           The unaudited consolidated balance sheets of the Borrower and its Subsidiaries dated April 30, 2011, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in all material respects in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c)           Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

(d)           To the best knowledge of the Borrower, no Internal Control Event exists or has occurred since the date of the Audited Financial Statements that has resulted in or would reasonably be expected to result in a Material Adverse Effect.

(e)           The consolidated forecasted balance sheets, statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 6.01(c) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable in light of the conditions existing at the time of delivery of such forecasts, it being understood that projections as to future events are not to be viewed as facts and that actual results may differ from the projections.

5.06        Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of a Responsible Officer of the Borrower, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or (b) except as specifically disclosed in  Schedule 5.06 (the “Disclosed Litigation”), either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.07        No Default.  Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08        Ownership of Real Property; Liens.  (a) Each Loan Party and each of its Subsidiaries has legal title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)           As of the Closing Date, Schedule 7.01 sets forth a complete and accurate list of all material Liens on the property or assets (other than real property) of each Loan Party and all material Liens on the property or assets (other than real property) of each of its Subsidiaries, showing as of the date hereof the lienholder thereof and the property or assets of such Loan Party or such Subsidiary subject thereto.  The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

(c)           As of the Closing Date, Schedule 5.08(c) sets forth a complete and accurate list of all real property owned in fee simple by each Loan Party.

(d)           As of the Closing Date, Schedule 7.03 sets forth a complete and accurate list of all material Investments held by any Loan Party or any Subsidiary of a Loan Party, exclusive of (i) Investments in other Loan Parties or any Subsidiaries of Loan Parties, (ii) Investments in the publicly traded Equity Interests of third parties and (iii) Investments in cash, Cash Equivalents and other Investments permitted under Section 7.03(a).

5.09        Environmental Compliance.  The Borrower has reasonably concluded that, except as specifically disclosed in Schedule 5.09, Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.10        Insurance.  The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates in all material respects.

5.11        Taxes.  The Borrower and its Subsidiaries have filed all Federal and other material Tax returns and reports required to be filed, and have paid all Federal and other material Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  There is no proposed Tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

5.12        ERISA Compliance.  (a) Except as would not reasonably be expected to result in a material liability, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws.  Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification.  Except as would not reasonably be expected to result in a material liability, the Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

(b)           There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect.

(c)           (i) Except as would not reasonably be expected to result in a material liability, no ERISA Event has occurred or is reasonably expected to occur; (ii) except as would not reasonably be expected to result in a Material Adverse Effect, no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA with respect to any

Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

5.13        Subsidiaries; Equity Interests; Loan Parties.  As of the Closing Date, the Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except those created under the Collateral Documents or, except for the Equity Interests pledged under the Pledge Agreement, Permitted Liens.  As of the Closing Date, the Borrower has no equity investments in any other corporation or entity other than (i) those specifically disclosed in Part (b) of Schedule 5.13 and (ii) Investments in the publicly traded Equity Interests of third parties.

5.14        Margin Regulations; Investment Company Act.  (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b)           None of the Borrower, any Person Controlling the Borrower, or any Subsidiary is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.15        Disclosure.  The Borrower has disclosed to the Administrative Agent and the Lenders all matters known to it that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.  No written report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished), taken as a whole with all such other written statements, written information, documents and certificates, contains as of the date of such written statement, written information, document or certificate was so dated or certified, any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections are not to be viewed as facts and that actual results may differ significantly from such projections).

5.16        Compliance with Laws.  Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.17        Intellectual Property; Licenses, Etc.  Each Loan Party and each of its Subsidiaries own, or possess the right to use, all of the material trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except as would not reasonably be expected to have  Material Adverse Effect, and as of the Closing Date, Schedule 5.17 sets forth a complete and accurate list of all such IP Rights federally registered in the United States that are owned by each Loan Party.  To the knowledge of the Responsible Officers of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or any of its Subsidiaries infringes upon any material rights held by any other Person in a manner that would reasonably be expected to result in a Material Adverse Effect.  Except as specifically disclosed in Schedule 5.17, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of any Responsible Officer of the Borrower, threatened, which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

ARTICLE VI
AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding and not cash collateralized or otherwise supported in a manner reasonably acceptable to the Administrative Agent (other than any contingent indemnification or similar contingent obligation not yet due and payable), the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

6.01        Financial Statements.  Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

(a)           as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended January 28, 2012), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of a Registered Public Accounting Firm, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of any material misstatement;

(b)           as soon as available, but in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ended July 30, 2011), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, all in reasonable detail, certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

(c)           as soon as available, but in any event not later than 90 days after the end of each fiscal year of the Borrower, a three year business plan and budget of the Borrower and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower, in form reasonably satisfactory to the Administrative Agent and the Required Lenders, of consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries on a quarterly basis for the immediately following fiscal year and on an annual basis for the two fiscal years thereafter.

As to any information contained in materials furnished pursuant to Section 6.02(b), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

6.02        Certificates; Other Information.  Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

(a)           within 5 Business Days from the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

(b)           promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(c)           promptly after the furnishing thereof, copies of any notice of default furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement representing Indebtedness in an aggregate outstanding amount in excess of the Threshold Amount and not otherwise required to be furnished to the Administrative Agent pursuant to Section 6.01 or any other clause of this Section 6.02;

(d)           promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof (other than comment letters and related correspondence for standard reviews, including but not limited to SEC reviews of annual reports);

(e)           promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that would reasonably be expected to have a Material Adverse Effect; and

(f)            promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent (on its own behalf or on behalf of any Lender) may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (1) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address as set forth in the Closing Date Letter, (2) on which such documents are posted on a publicly available website maintained by or on behalf of the SEC for access to documents filed in the EDGAR database (the “EDGAR Website”), or (3) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that except with respect to documents posted on the EDGAR Website, the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and, if requested by the Administrative Agent, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

If additional financial institutions shall be added as Lenders under this Agreement, the Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or their securities) (each, a “Public Lender”).  The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”  Notwithstanding the foregoing, (i) the Borrower shall be under no Obligation to mark any Borrower Materials “PUBLIC” and (ii) for purposes hereof, all Borrower Materials made available through the EDGAR database or a successor database shall be deemed to be “PUBLIC” and may be treated as such by the Administrative Agent regardless of whether they have been marked “PUBLIC”.

6.03        Notices.  Promptly after any Responsible Officer of the Borrower obtains actual knowledge thereof, notify the Administrative Agent:

(a)           of the occurrence of any Default;

(b)           of any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect, including the following types of events to the extent any such event would reasonably be expected to result in a Material Adverse Effect:  (i) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary thereof; (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws;

(c)           of the occurrence of any ERISA Event;

(d)           of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof; and

(e)           of the determination by the Registered Public Accounting Firm providing the opinion required under Section 6.01(a) (in connection with its preparation of such opinion) or the Borrower’s determination at any time of the occurrence or existence of any Internal Control Event.

Each notice pursuant to Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04        Payment of Obligations.  Pay and discharge as or before the same shall become due and payable, all its (i) federal and other material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary and (ii) other claims and Indebtedness if nonpayment thereof would reasonably be expected to have a Material Adverse Effect.

6.05        Preservation of Existence, Etc.  (a)  Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05, except that the existence or good standing of any Subsidiary shall not be required to be maintained to the extent the maintenance thereof is no longer desirable in the conduct of the business of the Borrower and its Subsidiaries, or failure to do so would not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which would reasonably be expected to have a Material Adverse Effect.

6.06        Maintenance of Properties.  (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, except in each case where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

6.07        Maintenance of Insurance.  Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

6.08        Compliance with Laws.  Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

6.09        Books and Records.  Maintain proper books of record and account, in which full, true and correct in all material respects entries in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.

6.10        Inspection Rights.  Permit representatives and independent contractors of the Administrative Agent and each Lender that requests through the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice to (and, if desired by the Borrower, in the presence and with the participation of) the Borrower; provided, however, that (i) unless an Event of Default then exists and is continuing, the Administrative Agent and the Lenders shall make no more than one such visit and inspection organized through the Administrative Agent per year, and (ii) when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and with advance notice.

6.11        Use of Proceeds.  Use the proceeds of the Credit Extensions (i) to refinance existing Indebtedness of the Borrower and its Subsidiaries and (ii) for working capital, Capital Expenditures and other general corporate purposes, including acquisitions, dividends and stock repurchases in conformity with all provisions of this Agreement.

6.12        Covenant to Guarantee Obligations and Give Security.  (a) Upon the formation or acquisition of any new direct or indirect wholly-owned Subsidiary (other than any Foreign Subsidiary or a Subsidiary that is held directly or indirectly by a Foreign Subsidiary) by any Loan Party, then the Borrower shall, at the Borrower’s expense:

(i)            within 45 days (as such time may be extended by up to an additional 15 days with the reasonable consent of the Administrative Agent) after such formation or acquisition, cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement, in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ obligations under the Loan Documents,

(ii)           within 45 days (as such time may be extended by up to an additional 15 days with the reasonable consent of the Administrative Agent) after such formation or acquisition, furnish to the Administrative Agent such information regarding the real and personal properties of such Subsidiary as would have been required under the Loan Documents had such Subsidiary existed as of the Closing Date,

(iii)          within 45 days (as such time may be extended by up to an additional 15 days with the reasonable consent of the Administrative Agent) after such formation or acquisition, cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to duly execute and deliver Security Agreement Supplements and amendments to the Pledge Agreement to the Administrative Agent and other security and pledge agreements, as specified by and in form and substance reasonably satisfactory to the Administrative Agent (including delivery of all pledged Equity Interests in and of such Subsidiary, and other instruments of the type specified in Section 4.01(a)(iv)), securing payment of all the Obligations of such Subsidiary or such parent, as the case may be, under the Loan Documents,

(iv)          within 45 days (as such time may be extended by up to an additional 15 days with the reasonable consent of the Administrative Agent) after such formation or acquisition, cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to take whatever action reasonably requested by Administrative Agent (including the preparation of Uniform Commercial Code financing statements) that may be necessary or advisable in the reasonable opinion of the Administrative Agent to assist the Administrative Agent (or in any representative of the Administrative Agent designated by it) in obtaining valid and subsisting Liens on the properties purported to be subject to the Security Agreement Supplements and security and pledge agreements delivered pursuant to this Section 6.12, and

(v)           within 60 days (as such time may be extended by up to an additional 15 days with the reasonable consent of the Administrative Agent) after such formation or acquisition, deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters relating to such Subsidiary as the Administrative Agent may reasonably request.

(b)           Upon the formation or acquisition of any new direct or indirect non wholly-owned Subsidiary (other than any Foreign Subsidiary or a Subsidiary that is held directly or indirectly by a Foreign Subsidiary) by any Loan Party, then the Borrower shall, at the Borrower’s expense:

(i)            within 45 days (as such time may be extended by up to an additional 15 days with the reasonable consent of the Administrative Agent) after such formation or acquisition, cause each Loan Party which is direct parent of such Subsidiary (if it has not already done so) to duly execute and deliver amendments to the Pledge Agreement to the Administrative Agent (including delivery of all pledged Equity Interests in and of such Subsidiary owned directly by such Loan Party, and other instruments of the type specified in Section 4.01(a)(iv)), securing payment of all the Obligations of such parent under the Loan Documents, and

(ii)           within 45 days (as such time may be extended by up to an additional 15 days with the reasonable consent of the Administrative Agent) after such formation or acquisition, cause such Subsidiary and each Loan Party which is direct parent of such Subsidiary (if it has not already done so) to take whatever action reasonably requested by Administrative Agent (including the preparation of Uniform Commercial Code financing statements) that may be necessary or advisable in the reasonable opinion of the Administrative Agent to assist the Administrative Agent (or in any representative of the Administrative Agent designated by it) in obtaining valid and subsisting Liens on the properties purported to be subject to the pledge agreements delivered pursuant to this Section 6.12.

(c)           Upon the request of the Administrative Agent following the occurrence and during the continuance of a Default, the Borrower shall, at the Borrower’s expense, within 30 days after such request, furnish to the Administrative Agent a description of the material real and personal properties of the Loan Parties in detail reasonably satisfactory to the Administrative Agent;

(d)           At any time upon reasonable request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, such guaranties, Security Agreement Supplements and other security and pledge agreements.

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, (i) not more than 65% of the Equity Interests of a first-tier Foreign Subsidiary shall be required to be pledged pursuant to any of the Loan Documents, (ii) in no event shall any Foreign Subsidiary, any direct or indirect Subsidiary of a Foreign Subsidiary, or any IP Subsidiary be required to become a Guarantor, nor shall any security interest be required to be granted with respect to any assets of (including Equity Interests) of any such Person pursuant to the Loan Documents, (iii) assets (including Equity Interests) shall be excluded from the requirements of this Section 6.12 to the extent the Administrative Agent reasonably determines that the cost of obtaining or perfecting a security interest in such assets is excessive in relation to the benefit expected to be afforded to the Lenders thereby, and (iv) in no event shall any security interest be required to be granted with respect to any Excluded Assets.

6.13        Compliance with Environmental Laws.  Except to the extent any failure to do so would not reasonably be expected to have a Material Adverse Effect, comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

6.14        Further Assurances.  Promptly upon reasonable request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ personal property to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

6.15        Compliance with Terms of Leaseholds.  Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to any leases that are material to the business of the Borrower or any of its Subsidiaries and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

6.16        Cash Collateral Accounts.  To the extent Cash Collateral is required to be maintained in any of the Lenders’ or Agents’ possession under the terms of any Loan Document, maintain, and cause each of the other Loan Parties to maintain, all Cash Collateral Accounts with respect thereto with JPMorgan or another commercial bank located in the United States, which has accepted the assignment of such accounts to the Administrative Agent for the benefit of the Secured Parties pursuant to the terms of the Security Agreement.

ARTICLE VII
NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding and not cash collateralized or otherwise supported in a manner reasonably acceptable to the Administrative Agent (other than any contingent indemnification or similar contingent obligation not yet due and payable), the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

7.01        Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower or any of its Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following:

(a)           Liens pursuant to any Loan Document;

(b)           Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals, modifications, replacements or extensions thereof, provided that, except with respect to Liens on accounts receivable of Foreign Subsidiaries as described on Schedule 7.01, (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as permitted by Section 7.02, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any Indebtedness secured or benefited thereby is permitted by Section 7.02(e);

(c)           Liens for Taxes not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)           carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business;

(e)           pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f)            deposits to secure the performance of bids, trade contracts, governmental contracts, and leases (other than Indebtedness), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(g)           easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances affecting real property which, in the aggregate, do not materially detract from the value of the property of such Person or materially interfere with the ordinary conduct of the business of the applicable Person;

(h)           Liens securing judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(h);

(i)            Liens securing Indebtedness permitted under Section 7.02(q);

(j)            Liens securing obligations permitted under Sections 7.02(a)(ii), (iii) and (iv), 7.02(i) and 7.02(j); provided, that in the case of Liens securing obligations permitted under Section 7.02(i), (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness (except for accessions to the property that is affixed or incorporated into the property covered by such Lien or financed with the proceeds of such Indebtedness and the proceeds and the products thereof), provided that, individual financings of equipment provided by one lender or lesser may be cross collateralized to other outstanding financings of equipment provided by such lender or lessor, and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

(k)           Liens securing Indebtedness permitted under Section 7.02(b);

(l)            any interest or title of a lessor or sublessor under any lease or sublease or a licensee or licensor under any license entered into by the Borrower or any of its Subsidiaries in the ordinary course of business or ground leases in respect of real property on which facilities owned or leased by the Borrower or any of its Restricted Subsidiaries are located;

(m)          Liens securing Indebtedness in an aggregate principal amount not to exceed $40,000,000 at any time existing on property at the time of its acquisition or existing on the property of a Person which becomes a Subsidiary of the Borrower after the date hereof; provided that (i) such Liens existed at the time such property was acquired or such Person became a Subsidiary of the Borrower, (ii) such Liens were not granted in connection with or in contemplation of the applicable acquisition or Investment and (iii) any Indebtedness secured thereby is permitted by Section 7.02(k), and (iv) such Liens are not expanded to cover additional property (other than any after-acquired property or proceeds and products thereof); and any renewals, modifications, replacements or extensions thereof, provided that, (w) the property covered thereby is not changed, (x) the amount secured or benefited thereby is not increased except as permitted by Section 7.02, (y) the direct or any contingent obligor with respect thereto is not changed, and (z) any Indebtedness secured or benefited thereby is permitted by Section 7.02(k);

(n)           Liens granted by a Subsidiary on Equity Interests in any joint venture of such Subsidiary permitted hereunder securing obligations of such joint venture;

(o)           Liens of customs and revenue authorities to secure payment of customs duties or taxes in connection with the importation of goods and of bank guaranties issued in connection with the foregoing;

(p)           Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Borrower or any Subsidiary in the ordinary course of business;

(q)           Liens that are customary contractual rights of setoff relating to purchase orders and other agreements entered into with customers of the Borrower or any Subsidiary Subsidiaries in the ordinary course of business, and Liens in standard billing accounts;

(r)            (i) Liens of a collection bank arising under Section 4-208 of the Uniform Commercial Code on the items in the course of collection, (ii) Liens attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and not for speculative purposes, (iii) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to accounts and cash, Cash Equivalents and other Investments permitted under Section 7.03(a) on deposit in accounts maintained by the Borrower or any Subsidiary, in each case under this clause (iii) granted in the ordinary course of business in favor of the banks or other financial or depositary institution with which such accounts are maintained, securing amounts owing to such Person with respect to cash management services (including, without limitation, operating account arrangements and those involving pooled accounts and netting arrangements); provided that, in the case of this clause (iii), unless such Liens arise by operation of applicable law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness for borrowed money, (iv) possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Cash Equivalents and other Investments permitted under Section 7.03(a), and (v) Liens or rights of setoff against credit balances of the Borrower or any of its Subsidiaries with credit card issuers or credit card processors or amounts owing by such credit card issuers or credit card processors to the Borrower or any of its Subsidiaries in the ordinary course of business, to secure the obligations of the Borrower or any of its Subsidiaries to such credit card issuers and credit card processors as a result of fees and chargebacks;

(s)           (i) good faith earnest money deposits or cash advances made in connection with an acquisition or other Investment permitted under Section 7.03 or (ii) Liens consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05;

(t)            Liens on property purportedly rented to, or leased by, the Borrower or any Subsidiary pursuant to a sale and leaseback transaction; provided, that (i) such sale and leaseback transaction is permitted by Section 7.05(j); (ii) such Liens do not encumber any other property of the Borrower or its Subsidiaries, and (iii) such Liens secure only the Attributable Indebtedness incurred in connection with such sale and leaseback transaction;

(u)           UCC financing statements or similar public filings that are filed as a precautionary measure in connection with operating leases or consignment of goods in the ordinary course of business; and

(v)           other Liens so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed $10,000,000 at any time.

7.02        Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness, except:

(a)           obligations (contingent or otherwise) existing or arising under (i) any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates, prices of commodities or foreign exchange rates, (ii) obligations existing or arising under any Secured Hedge Agreements, (iii) obligations existing or arising under any Secured Cash Management Agreements and (iv) obligations existing or arising under any Secured Foreign Exchange Agreements;

(b)           Indebtedness under any IP Financing and any refinancings, refundings, renewals, replacements or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal, replacement or extension to an aggregate principal amount of more than $200,000,000 (plus an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing);

(c)           Indebtedness otherwise permitted under Section 7.03;

(d)           Indebtedness under the Loan Documents;

(e)           Capital Leases, Synthetic Leases, letters of credit and guaranties related to such letters of credit outstanding on the Closing Date and listed on Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension;

(f)            Guarantees of the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower, any wholly owned Subsidiary or any partnership or joint venture of the Borrower or any wholly owned Subsidiary to the extent the Indebtedness of such partnership or joint venture is fully attributable to the Borrower or such wholly owned Subsidiary;

(g)           Indebtedness in respect of performance, bid, release, appeal and surety bonds and performance and completion guarantees and similar obligations incurred in the ordinary course of business;

(h)           guaranties of operating leases and other operating obligations by the Borrower or its Subsidiaries to, or for the benefit of, its Subsidiaries in the ordinary course of the Borrower’s or such Subsidiary’s business;

(i)            Indebtedness of the Borrower or a Subsidiary consisting of a Capital Lease or Synthetic Lease (or Indebtedness related thereto) entered into after the Closing Date, in an aggregate principal amount at any one time outstanding not to exceed $30,000,000;

(j)            other Indebtedness of Foreign Subsidiaries in an aggregate principal amount at any one time outstanding not to exceed $250,000,000;

(k)           (i) Indebtedness of the Borrower or any Subsidiary that is assumed in connection with any acquisition of property, or of any Person that becomes a Subsidiary acquired pursuant to an acquisition or other Investment permitted under Section 7.03(h); provided that such Indebtedness was not incurred (x) to provide all or a portion of the funds utilized to consummate the transaction or series of related transactions constituting such acquisition or Investment or (y) otherwise in connection with, or in contemplation of, such acquisition or Investment and (ii) any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension;

(l)            to the extent constituting Indebtedness, indemnification, deferred purchase price adjustments, earn-outs or similar obligations, in each case, incurred or assumed in connection with the acquisition of any business or assets or any Investment permitted to be acquired or made hereunder or any Disposition permitted hereunder;

(m)          Indebtedness representing deferred compensation or similar obligations to officers, directors, employees and managers of the Borrower and its Subsidiaries incurred in the ordinary course of business and deferred compensation or other similar arrangements with officers, directors, employees and managers incurred by the Borrower or any Subsidiary in connection with acquisitions of Persons or businesses or divisions permitted under Section 7.03;

(n)           Indebtedness incurred by the Borrower or any Subsidiary in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued or created in the ordinary course of business in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims;

(o)           Indebtedness incurred by Borrower or any Subsidiary arising from bank guaranties, warehouse receipts or similar instruments in the ordinary course of business;

(p)           (i) Indebtedness arising from the endorsement of instruments or other payment items for deposit, (ii) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts, and (iii) Indebtedness in respect of the credit cards and credit accounts of the Borrower or any Subsidiaries in the ordinary course of business;

(q)           other Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount at any one time outstanding not to exceed $20,000,000; and

(r)            other unsecured Indebtedness of the Borrower and its Subsidiaries (i) in an aggregate principal amount at any one time outstanding not to exceed $400,000,000, (ii) pursuant to loan agreements, indentures or other documentation having covenants and other terms no more restrictive in any material respect than those in this Agreement, (iii) having a weighted average life to maturity (together with all other Indebtedness outstanding pursuant to this Section 7.02(r)) not earlier than the Maturity Date and (iv) with a maturity date after the Maturity Date.

7.03        Investments.  Make or hold any Investments, except:

(a)           Investments held by the Borrower and its Subsidiaries in the form of Cash Equivalents, in the case of the Foreign Subsidiaries, Foreign Cash Equivalents, and, at such times as the Borrower and its Domestic Subsidiaries shall hold at least $50,000,000 of cash and Cash Equivalents, other Investments permitted by the Borrower’s Investment Policy (Effective May 25, 2010) which was transmitted to the Administrative Agent on or prior to the date hereof, together with such changes thereto as may be reasonably acceptable to the Administrative Agent;

(b)           advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $3,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes or for the purchase of Equity Interests of the Borrower by such officers, directors and employees not prohibited by Section 7.06;

(c)           (i) Investments by the Borrower and its wholly-owned Subsidiaries in each other or any of their respective wholly-owned Subsidiaries, (ii) Investments by the Borrower and its Subsidiaries in any of their non wholly-owned Foreign Subsidiaries, (iii) Investments by any of the Borrower’s non wholly-owned Subsidiaries in the Borrower or any of its Subsidiaries, (iv) Investments by the Borrower and its Subsidiaries in any of their non wholly-owned Domestic Subsidiaries that have complied or will comply voluntarily with Section 6.12(a) within the time periods specified in such Section and (v) in an aggregate amount not to exceed $50,000,000 (A) Investments by the Borrower and its Subsidiaries in any of their non wholly-owned Domestic Subsidiaries that have complied or will comply voluntarily with Section 6.12(b) within the time periods specified in such Section and (B) Investments in minority Equity Interests held by the Borrower and its Subsidiaries in Persons organized under the laws of any jurisdiction other than a political subdivision of the United States;

(d)           Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(e)           Guarantees permitted by Section 7.02;

(f)            Investments existing on the Closing Date and set forth on Schedule 7.03;

(g)           Investments by the Borrower or any Subsidiary in Swap Contracts, Secured Cash Management Agreements and Secured Foreign Exchange Agreements permitted under Section 7.02(a);

(h)           the purchase or other acquisition of not less than 51% of the Equity Interests in, or a substantial portion of the property of, any Person, or of any business unit of a Person, that, upon the consummation thereof, will be majority-owned directly by the Borrower or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation), or will become part of the Borrower or a Subsidiary; provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(h):

(i)            any such newly-created or acquired Subsidiary shall comply on or after the consummation of such acquisition with the requirements of Section 6.12 to the extent applicable to such Subsidiary;

(ii)           after giving effect to such acquisition, the Borrower shall be in compliance with Section 7.07;

(iii)          such purchase or other acquisition shall not include or result in any contingent liabilities that would reasonably be expected to result in a Material Adverse Effect (as determined in good faith by the board of directors (or the persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

(iv)          both before and immediately after giving pro forma effect to such Investment (x) no Default shall then exist and (y) the Total Adjusted Leverage Ratio shall not exceed 3.75 to 1.00; and

(v)           with respect to any such Investment in excess of $10,000,000, the Borrower shall have delivered to the Administrative Agent, at least three Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this Section 7.03(h) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(i)            the endorsement of instruments for collection or deposit in the ordinary course of business;

(j)            investments in respect to any publicly traded securities, which public securities are traded in a nationally recognized stock exchange association, and which investment shall not, when taken together with investments in public securities by the other Loan Parties, exceed $4,000,000 in the aggregate at any one time (valued at original cost) plus the amount of proceeds from the sale of such publicly traded securities;

(k)           (i) stock or obligations issued to the Borrower or any of its Subsidiaries by any Person (or the representative of such Person) in respect of Indebtedness of such Person owing to the Borrower or such Subsidiary in connection with the insolvency, bankruptcy, receivership or reorganization of such Person or a composition or readjustment of the debts of such Person; provided, that, in the case of any such stock or obligations, received by a Loan Party, the original of any such stock or instrument evidencing such obligations shall be promptly delivered to the Administrative Agent for the benefit of the Lenders to the extent required pursuant to the Security Agreement, upon the Administrative Agent’s request, together with such stock power, assignment or endorsement by Borrower as the Administrative Agent may request and (ii) Investments received in connection with the bona fide settlement of any defaulted indebtedness or other liability owed to the Borrower or any Subsidiary;

(l)            other Investments in an aggregate amount not to exceed $35,000,000 at any time outstanding;

(m)          (i) advances of payroll payments to employees, officers, directors and managers of the Borrower or any Subsidiary incurred in the ordinary course of business and (ii) Investments held in trusts with respect to obligations under supplemental executive retirement plans, deferred compensation plans or similar plans or obligations to officers, directors, employees and managers of the Borrower and its Subsidiaries incurred in the ordinary course of business;

(n)           advances in connection with purchases of goods or services in the ordinary course of business;

(o)           Investments consisting of Liens permitted under Section 7.01; and

(p)           Investments consisting of transactions permitted under Section 7.04.

For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent changes in the value of such Investment, net of all returns on such Investment up to the original amount of such Investment.

7.04        Fundamental Changes.  Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(a)           any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any wholly-owned Subsidiary is merging with another Subsidiary, such wholly-owned Subsidiary shall be the continuing or surviving Person;

(b)           any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party provided that if the seller in such a transaction is a wholly-owned Subsidiary, then the purchaser must also be a wholly-owned Subsidiary, and provided, further, that no Guarantor that is a Domestic Subsidiary may sell all or substantially all of its assets (upon voluntary liquidations or otherwise) to a Foreign Subsidiary;

(c)           any Subsidiary that is not a Loan Party (i) may Dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to, or may merge with, (x) another Subsidiary that is not a Loan Party or (y) a Loan Party, provided that such Loan Party is the surviving entity in any such merger, or (ii) may dissolve, liquidate or wind up its affairs at any time if the Borrower determines in good faith that such dissolution, liquidation or winding up is not materially disadvantageous to the Lenders; and

(d)           in connection with any acquisition permitted under Section 7.03, any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving such merger shall be a wholly-owned Subsidiary of the Borrower and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person.

7.05        Dispositions.  Make any Disposition or enter into any agreement to make any Disposition, except:

(a)           Dispositions of obsolete, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business, including, without limitation, Dispositions of assets in connection with closure of stores and the Disposition of stores (and related assets) in the ordinary course of business;

(b)           Dispositions of inventory in the ordinary course of business;

(c)           Dispositions of equipment or real or other personal property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or other assets used in the businesses or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property or other assets used in the businesses;

(d)           Dispositions of property by any Subsidiary to the Borrower or to a wholly-owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be the Borrower or a Guarantor;

(e)           Dispositions permitted by Sections 7.03 or 7.04;

(f)            licensing by the Borrower or any Subsidiary of any of its intellectual property, in the ordinary course of its business; provided that such licenses are granted for fair market value in the reasonable judgment of the Borrower;

(g)           sales of Cash Equivalents or other Investments, as provided under Section 7.03(a);

(h)           sales of any publicly traded securities or other Investments owned by any Loan Party or any Subsidiary, to the extent such ownership was permitted under Section 7.03(j);

(i)            transfers of assets to the extent required by the terms of the documents related to the IP Financing;

(j)            a Disposition consisting of a sale-leaseback transaction in connection with the acquisition of an aircraft or any other assets; provided that the aggregate amount thereof entered into after the Closing Date, together with the principal amount of any Indebtedness pursuant to Section 7.02(i), shall not exceed $40,000,000;

(k)           transfers by the Borrower and its Subsidiaries of any intellectual property to the Borrower or any of its Subsidiaries;

(l)            Dispositions of artwork with an aggregate net book value of not more than $6,000,000;

(m)          Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(n)           Dispositions of accounts receivable or other receivables in connection with the collection or compromise thereof in the ordinary course of business;

(o)           the unwinding of any Swap Contract; and

(p)           Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (p) from and after the Closing Date shall not exceed $35,000,000;

provided, however, that any Disposition pursuant to Section 7.05(a), (b), (c), (e), (f), (g), (h), (i), (j), (n) or (p) shall be for fair market value in all material respects.

7.06        Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or, in the case of the Borrower, issue or sell any Equity Interests of the Borrower or accept any capital contributions to the Borrower except that:

(a)           each Subsidiary may make Restricted Payments to the Borrower, any Subsidiaries of the Borrower that are Guarantors and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b)           the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person, and the Borrower and each Subsidiary may pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof any Investment permitted hereunder;

(c)           the Borrower may make Restricted Payments so long as (x) immediately after giving effect thereto (i) it shall be in pro forma compliance with the covenants set forth in Section 7.11 and (ii) the aggregate amount of unrestricted cash and Cash Equivalents held by the Borrower and its Domestic Subsidiaries is at least $50,000,000 and (y) (i) in the case of the declaration by the Borrower of any quarterly dividend in the ordinary course of business in an aggregate amount not to exceed $30,000,000 for any such quarterly payment, at the time of such declaration, no Event of Default shall be continuing or would result from payment thereof, or (ii) in the case of any other Restricted Payment, no Default shall have occurred and be continuing at the time of the making of such Restricted Payment or would result therefrom; and

(d)           the Borrower may issue and sell its Equity Interests; provided, that such sale of Equity Interests does not result in any Change of Control.

7.07        Change in Nature of Business.  Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business reasonably related or ancillary, complimentary, or incidental thereto.

7.08        Transactions with Affiliates.  Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than (i) transactions that in the reasonable judgment of the Borrower are on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, (ii) transactions with Affiliates in existence on the Closing Date and any extensions thereof on the terms substantially similar or at least equally favorable to the Borrower and set forth on Schedule 7.08, (iii) leases of real property from Affiliates of the Borrower, the terms of which are approved by the board of directors of the relevant Borrower or Subsidiary, (iv) transactions relating to any shareholders agreement to which the Borrower is a party from time to time, (v) payments of  reasonable compensation or reasonable severance to officers, employees and directors for services rendered in the ordinary course of business, (vi) payments of expenses or the making of loans and advances to officers, employees, directors and consultants in the ordinary course of business, including but not limited to indemnification permitted under the Borrower’s or such Subsidiary’s organizational documents, relocation, stock option exercises, travel or otherwise, and (vii) transactions among the Borrower and any of its direct or indirect parents or Subsidiaries not involving any other Affiliates, and (viii) transactions permitted under Sections 7.06, or, only with respect to the Borrower and its Subsidiaries, 7.01, 7.02, 7.03, 7.04, or 7.05.

7.09        Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document), except for those agreements set forth on Schedule 7.09, that (a) limits the ability (i) of any Subsidiary to make

Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to or invest in the Borrower or any Guarantor (other than (1) customary restrictions in connection with agreements to make Dispositions permitted under this Agreement, (2) agreements in existence at the time any Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, (3) the IP Financing, (4) the Indebtedness permitted under Sections 7.02(j) or Section 7.02(r) and (5) customary net worth provisions contained in any agreement entered into by the Borrower or any Subsidiary so long as such net worth provisions would not reasonably be expected to impair materially the ability of the Loan Parties to meet their ongoing obligations under this Agreement or any other Loan Document), (ii) of any Guarantor to Guarantee the Indebtedness of the Borrower (other than the Indebtedness permitted under Section 7.02(r)) or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided (1) in favor of any holder of Indebtedness permitted under Section 7.02(e), 7.02(i), 7.02(k) or 7.02(q) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness, (2) in favor of holders of the IP Financings with respect to the IP Subsidiaries, (3) in favor of holders of the Indebtedness permitted under Section 7.02(j) or Section 7.02(r),  (4) customary provisions in joint venture agreements and similar agreements that restrict transfer of assets of, or equity interests in, joint ventures, (5) licenses or sublicenses by the Borrower and its Subsidiaries of intellectual property in the ordinary course of business (in which case any prohibition or limitation shall only be effective against the intellectual property subject thereto), (6) customary provisions in leases, subleases, licenses and sublicenses that restrict the transfer thereof or the transfer of the assets subject thereto by the lessee, sublessee, licensee or sublicensee, (7) prohibitions and limitations that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary, so long as such prohibitions and limitations were not created in contemplation of such Person becoming a Subsidiary and apply only to such Subsidiary, (8) customary restrictions that arise in connection with any Disposition permitted by Section 7.04 applicable pending such Disposition solely to the assets subject to such Disposition, (9) customary provisions contained in an agreement restricting assignment of such agreement entered into in the ordinary course of business, or (10) customary restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

7.10        Use of Proceeds.  Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, in any manner that would violate Regulation T, U or X.

7.11        Financial Covenants.

(a)           Total Adjusted Leverage Ratio.  Permit the Total Adjusted Leverage Ratio for the four fiscal quarter period ending as of the last day of any fiscal quarter during any period of the Borrower and its Subsidiaries to be greater than 4.25 to 1.00.

(b)           Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio for the four fiscal quarter period ending as of the last day of any fiscal quarter of the Borrower and its Subsidiaries to be less 1.20 to 1.00:

7.12        Amendments of Organization Documents.  Amend the Organization Documents of any Loan Party in any manner that is materially adverse to the Lenders.

7.13        Accounting Changes.  Make any change in accounting policies or reporting practices, except as required or permitted by GAAP or except for changes in fiscal year.

ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES

8.01        Events of Default.  Any of the following shall constitute an Event of Default:

(a)           Non-Payment.  The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) pay within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b)           Specific Covenants.  The Borrower fails to perform or observe any term, covenant or agreement (i) contained in any of Section 6.05 or 6.12 or Article VII; or (ii) contained in any of Section 6.01, 6.02, 6.03, 6.10 or 6.11 and such failure continues for 10 days after becoming aware of such failure

(c)           Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after becoming aware of such failure; or

(d)           Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e)           Cross-Default.  (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such

Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(f)            Insolvency Proceedings, Etc.  Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g)           Inability to Pay Debts; Attachment.  (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h)           Judgments.  There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders within any twelve-month period) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 45 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i)            ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

(j)            Invalidity of Loan Documents.  Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any material provision of any Loan Document; or any Person (other than a Loan Party) contests in any manner the validity or enforceability of any Loan Document and such action would reasonably be expected to have a Material Adverse Effect; or any Loan Party denies that it has any or further liability or obligation under any material provision of any Loan Document or purports to revoke, terminate or rescind any material provision of any Loan Document; or

(k)           Change of Control.  There occurs any Change of Control; or

(l)            Collateral Documents.  Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.12 shall for any reason (other than pursuant to the terms thereof or the failure of the Administrative Agent to take any action within its control) cease to create a valid and perfected first-priority Lien (subject to Liens permitted by Section 7.01) on any material portion of the Collateral purported to be covered thereby.

8.02        Remedies upon Event of Default.  If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a)           declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)           declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c)           require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)           exercise on behalf of themselves, the Lenders and the L/C Issuer all rights and remedies available to them, the Lenders and the L/C Issuer under the Loan Documents;

provided, however, that upon the occurrence of an entry of an order for relief with respect to the Borrower under any Debtor Relief Laws, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

8.03        Application of Funds.  After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and amounts owing under Secured Hedge Agreements, Secured Cash Management Agreements and Secured Foreign Exchange Agreements, ratably among the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks and the Foreign Exchange Banks in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  Subject to Section 2.03(g), if any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Foreign Exchange Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Hedge Bank or Foreign Exchange Bank, as the case may be.  Each Cash Management Bank, Hedge Bank or Foreign Exchange Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE IX
ADMINISTRATIVE AGENT

9.01        Agency Matters.

Each of the Lenders and the L/C Issuer hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.01), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.01) or in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower.  Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the Administrative Agent’s resignation hereunder, the provisions of this Article IX and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

9.02        Collateral and Guaranty Matters.  The Lenders and the L/C Issuer (including in their capacities as potential Cash Management Bank, potential Hedge Bank and potential Foreign

Exchange Bank) irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)           to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than any contingent indemnification or similar contingent obligation not yet due and payable) and the expiration or termination or Cash Collateralization of all Letters of Credit, (ii) that is sold or transferred, or to be sold or transferred, as part of or in connection with any sale or transfer permitted hereunder or under any other Loan Document, or (iii)  if approved, authorized or ratified in writing in accordance with Section 10.01;

(b)           to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

(c)           to subordinate any Lien, or to enter into or amend any intercreditor agreement with respect to any Lien, on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 7.01(b), 7.01(i), 7.01(j), 7.01(m), 7.01(s), 7.01(t) or 7.01(v).

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.02.  In each case as specified in this Section 9.02, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.02.

ARTICLE X
MISCELLANEOUS

10.01      Amendments, Etc.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)           extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(b)           postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest (other than any Default Rate), fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment;

(c)           reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

(d)           change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender entitled to such payment;

(e)           change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(f)            release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(g)           release all or substantially all of the value of the Guaranty, without the written consent of each Lender;

(h)           amend Section 1.08 or the definition of “Approved Currency” without the written consent of each Lender; or

(i)            amend Section 2.15 without the written consent of the Required Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lender;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuers in addition to the Lenders required above, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrower may replace such non-consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

10.02      Notices; Effectiveness; Electronic Communications.  (a) Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)            if to the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person in the Closing Date Letter; and

(ii)           if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b)           Electronic Communications.  Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) as set forth in Section 6.02 or pursuant to other procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received (1) upon posting on the EDGAR Website or (2) upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)           The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of their Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)           Change of Address, Etc.  Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e)           Reliance by Administrative Agent, L/C Issuer and Lenders.  The Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reasonable reliance by such Person on each notice purportedly given by or on behalf of the Borrower.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03      No Waiver; Cumulative Remedies.  No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.04      Expenses; Indemnity; Damage Waiver.  (a) Costs and Expenses.  The Borrower hereby agrees to pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all documented out of pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer) and shall pay all reasonable fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of  Credit issued hereunder, including all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided that the Borrower’s obligations under this Section 10.04(a) for fees and expenses of legal counsel shall be limited to fees and expenses of (x) one outside legal counsel for all Indemnitees (as defined below), taken as a whole, (y) in the case of any conflict of interest, one outside legal counsel for such affected Indemnitee or group of Indemnitees and (z) if necessary, one local or foreign legal counsel in each relevant jurisdiction or, in the case of any conflict of interest, two such local or foreign legal counsel in such relevant jurisdiction.

(b)           Indemnification by the Borrower.  The Borrower hereby agrees to indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Indemnitees, provided that all Indemnitees shall use a single counsel in each appropriate jurisdiction, except in the case of a bona fide conflict of interest where additional counsel may be retained), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other

Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or bad faith (including a breach in bad faith of its obligations under the Loan Documents) of such Indemnitee, or its Primary Related Parties, (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) arise out of any claim, litigation, investigation or proceeding that does not involve an act or omission by the Borrower or any of its Affiliates and that is brought by an Indemnitee against any other Indemnitee (provided that in the event of such a claim, litigation, investigation or proceeding involving a claim or proceeding brought against the Administrative Agent (in its capacity as such ) by other Indemnitee, the Administrative Agent (in its capacity as such) shall be entitled (subject to the other limitations and exceptions set forth above) to the benefit of the indemnities set forth above.  As used herein, the “Primary Related Parties” of an Indemnitee are its Affiliates with direct involvement in the negotiation and syndication of the Facility under this Agreement and such Indemnitee’s and Affiliates’ respective directors, officers and employees.

(c)           Reimbursement by Lenders.  To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by the Borrower to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer in connection with such capacity or the Swing Line Lender in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(c).

(d)           Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, neither the Borrower nor any Indemnitee shall assert, and each of the Borrower and the Indemnitees hereby waives, any claim against the Borrower or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)           Payments.  All amounts due under this Section shall be payable not later than fifteen Business Days after demand therefor.

(f)            Survival.  The agreements in this Section shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05      Payments Set Aside.  To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment.  The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06      Successors and Assigns.  (a) Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)           Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)            Minimum Amounts.

(A)          in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)           in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $10,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred pursuant to Section 8.01(a), Section 8.01(f) or Section 8.01(g) and is continuing or no other Event of Default has occurred and has been continuing for 30 or more days at the time of such assignment, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii)           Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

(iii)          Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)          the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred pursuant to Section 8.01(a) or Section 8.01(f) and is continuing at the time of such assignment, (2) any other Event of Default has occurred and has been continuing for 30 or more days at the time of such assignment or (3) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(B)           the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender;

(C)           the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D)          the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required.

(iv)          Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 as well as all ancillary documents, including any Tax forms, required under Section 3.01; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)           No Assignment to Borrower.  No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(vi)          No Assignment to Natural Persons.  No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, and upon satisfaction of the conditions set forth above, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment).  Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).  No assignee shall be entitled to receive any greater benefit pursuant to this Agreement (including but not limited to Sections 3.01, 3.04, 3.05 and 10.04 hereof) than the Lender assignor would have been entitled to receive with respect to the rights transferred.

(c)           Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)           Participations.  (i)     Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders, the L/C Issuer and the Swing Line Lender shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant.  Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

(ii)           Participant Register.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents owing to each Borrower (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) or 1.871-14(c) of the United States Treasury Regulations.  Any participation of a Loan shall be effective only upon appropriate entries with respect thereto being made in the Participant Register.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(e)           Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender.

(f)            Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)           Electronic Execution of Assignments.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)           Resignation as L/C Issuer and Swing Line Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time JPMorgan assigns all of its Commitments and Committed Loans pursuant to Section 10.06(b), it may, upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or Swing Line Lender.  In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of JPMorgan as L/C Issuer or Swing Line Lender, as the case may be.  If JPMorgan resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)).  If JPMorgan resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).  Upon the appointment of a successor L/C Issuer or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements reasonably satisfactory to JPMorgan to effectively assume the obligations of such party with respect to such Letters of Credit.

10.07      Treatment of Certain Information; Confidentiality.  Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives in connection with this Agreement and the Loans (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided that the Administrative Agent, the L/C Issuer or such Lender, as applicable, shall use reasonable efforts to notify the Borrower in the event of any such disclosure by such Person unless such notification is prohibited by applicable law, rule or regulation), (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (1) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (2) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is publicly available on the EDGAR Website or that is available to the Administrative Agent, any Lender or the L/C Issuer

on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledge that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

10.08      Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness.  The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have.  Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09      Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10      Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11      Survival of Representations and Warranties.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12      Severability.  If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.13      Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender is a Defaulting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, including, without limitation, as provided in Section 10.01, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)           the Borrower shall have paid to thee Administrative Agent the assignment fee specified in Section 10.06(b)(iv);

(b)           such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c)           in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d)           such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

10.14      GOVERNING LAW; JURISDICTION; ETC.  (a) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           SUBMISSION TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)           WAIVER OF VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.15      WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16      No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby, the Borrower and the Loan Parties each acknowledge and agree, and acknowledge their respective Affiliates’ understanding, that: (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and their respective Affiliates, on the one hand, and the Administrative Agent, on the other hand, and each of the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) the Administrative Agent has no assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent has advised or is currently advising the Borrower or any of its Affiliates on other matters) and the Administrative Agent has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates and the Administrative Agent has no any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent has not provided and will not provide any legal, accounting, regulatory or Tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted its own legal, accounting, regulatory and Tax advisors to the extent it has deemed appropriate.  The Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent with respect to any breach or alleged breach of agency or fiduciary duty.

10.17      USA PATRIOT Act Notice.  Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.

10.18      California Judicial Reference.  If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court.

10.19      Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GUESS ?, INC., as the Borrower

By:	/s/ Dennis R. Secor
Name:	Dennis Secor
Title:	Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Alex Rogin
Name:	Alex Rogin
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Alex Rogin
Name:	Alex Rogin
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam Feit
Name:	Adam Feit
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lawrence M. Sesmer
Name:	Lawrence M. Sesmer
Title:	Vice President

BANK OF THE WEST, as a Lender

By:	/s/ Shikna Rennan
Name:	Shikna Rennan
Title:	Vice President

SCHEDULE 1.01

MANDATORY COST FORMULAE

1.                                       The Mandatory Cost (to the extent applicable) is an addition to the interest rate to compensate Lenders for the cost of compliance with:

(a)                                  the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions); or

(b)                                 the requirements of the European Central Bank.

2.                                       On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below.  The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.  The Administrative Agent will, at the request of the Company or any Lender, deliver to the Company or such Lender as the case may be, a statement setting forth the calculation of any Mandatory Cost.

3.                                       The Additional Cost Rate for any Lender lending from a Lending Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent.  This percentage will be certified by such Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of such Lender’s participation in all Loans made from such Lending Office) of complying with the minimum reserve requirements of the European Central Bank in respect of Loans made from that Lending Office.

4.                                       The Additional Cost Rate for any Lender lending from a Lending Office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a)                                  in relation to any Loan in Sterling:

AB+C(B-D)+E x 0.01	per cent per annum
100 - (A+C)

(b)                                 in relation to any Loan in any currency other than Sterling:

E x 0.01	per cent per annum
300

Schedule 1.01-1

Where:

“A”                                is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

“B”                                  is the percentage rate of interest (excluding the Applicable Rate, the Mandatory Cost and any interest charged on overdue amounts pursuant to the first sentence of Section 2.08(b) and, in the case of interest (other than on overdue amounts) charged at the Default Rate, without counting any increase in interest rate effected by the charging of the Default Rate) payable for the relevant Interest Period of such Loan.

“C”                                  is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

“D”                                 is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

“E”                                   is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Lenders to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.                                       For the purposes of this Schedule:

(a)                                  “Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)                                 “Fees Rules” means the rules on periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)                                  “Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

(d)                                 “Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6.                                      In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5% will be included in the formula as 5 and not as

Schedule 1.01-2

0.05).  A negative result obtained by subtracting D from B shall be taken as zero.  The resulting figures shall be rounded to four decimal places.

7.                                       If requested by the Administrative Agent or the Company, each Lender with a Lending Office in the United Kingdom or a Participating Member State shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent and the Company, the rate of charge payable by such Lender to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by such Lender as being the average of the Fee Tariffs applicable to such Lender for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of such Lender.

8.                                       Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate.  In particular, but without limitation, each Lender shall supply the following information in writing on or prior to the date on which it becomes a Lender:

(a)                                  the jurisdiction of the Lending Office out of which it is making available its participation in the relevant Loan; and

(b)                                 any other information that the Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent in writing of any change to the information provided by it pursuant to this paragraph.

9.                                       The percentages of each Lender for the purpose of A and C above and the rates of charge of each Lender for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a lending office in the same jurisdiction as its Lending Office.

10.                                 The Administrative Agent shall have no liability to any Person if such determination results in an Additional Cost Rate which over- or under-compensates any Lender and shall be entitled to assume that the information provided by any Lender pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.                                 The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender pursuant to paragraphs 3, 7 and 8 above.

Schedule 1.01-3

12.                                 Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

13.                                 The Administrative Agent may from time to time, after consultation with the Company and the Lenders, determine and notify to all parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

Schedule 1.01-4

SCHEDULE 2.01

Commitment and Applicable Percentage

FACILITY

Lender	Commitment	Applicable Percentage

JPMorgan Chase Bank, N.A.	$60,000,000.00	30.000000000%

Bank of America, N.A.	$60,000,000.00	30.000000000%

HSBC Bank USA, National Association	$40,000,000.00	20.000000000%

Bank of the West	$40,000,000.00	20.000000000%

Total	$200,000,000.00	100.000000000%

Schedule 2.01-1

SCHEDULE 2.03

Existing Letters of Credit

The standby letters of credit that have been issued and are outstanding pursuant to the Existing Credit Agreement in the aggregate amounts set forth below:

Beneficiary Name	Amount	Expiration

Bank of America	$100,000.00	08/31/2011
Sentry Insurance	$950,000.00	11/01/2011

Total	$1,050,000.00

Schedule 2.03-1

SCHEDULE 5.06

Litigation

None.

Schedule 5.06-1

SCHEDULE 5.08(c)

Owned Real Property

2152 E. 14th Street, Los Angeles, California 90021-2842.  Approximately 2.94 acres zoned M3 industrial and currently used as a parking lot for the Guess?, Inc. corporate headquarters.

Schedule 5.08(c)-1

SCHEDULE 5.09

Environmental Matters

None.

Schedule 5.09-1

SCHEDULE 5.13

Subsidiaries and Other Equity Investments; Loan Parties

a.             Subsidiaries

Investment In	Location	Owned By	Percentage of Ownership
Aix Verdi Sarl	France	ONE Sarl	100%
Avignon Le Pontet Sarl	France	ONE Sarl	100%
Beziers Polygone Sarl	France	ONE Sarl	100%
Focus Europe S.r.l.	Italy	Guess? Europe, B.V.	75	%(1)
Grupo Guess, S. de R.L. de C.V.	Mexico	Guess? Europe, B.V.	51	%(2)
GSB 3 Sarl	France	ONE Sarl	100%
GSB 4 Sarl	France	ONE Sarl	100%
Guess Apparel Spain, S.L.	Spain	Guess? Europe, B.V.	100%
Guess? Asia Limited	Hong Kong	Guess? Europe, B.V.	100%
Guess? Asia Limited (Hong Kong) (Taiwan Branch)	Taiwan	Guess? Asia Limited	100%
Guess Austria GmbH	Austria	Guess? Europe, B.V.	100%
Guess Belgium S.P.R.L.	Belgium	Guess Europe Sagl	99	%(3)
Guess? Bermuda Holdings, LLC	United States	Guess?, Inc.	100%
Guess? Bermuda Holdings, L.P.	Bermuda	Guess?, Inc.	99	%(4)
Guess? Canada Corporation	Canada	Guess? Euro-Canada, B.V.	100%
Guess Canary Islands, S.L.	Spain	Guess Apparel Spain, S.L.	51	%(5)
Guess.com, Inc.	United States	Guess?, Inc.	100%
Guess? Deutschland GmbH	Germany	Guess? Europe, B.V.	100%
Guess? Euro-Canada, B.V.	Netherlands	Guess? Europe, B.V.	100%
Guess? Europe, B.V.	Netherlands	Guess? Bermuda Holdings, L.P.	100	%(6)
Guess Europe Sagl	Switzerland	Guess? Europe, B.V.	100%
Guess France S.A.S.	France	Guess? Europe, B.V.	100%
Guess? Holdings Korea Limited Liability Company	Korea	Guess? Europe, B.V.	100%
Guess? IP GP LLC	United States	Guess? Licensing, Inc.	100%
Guess? IP Holder L.P.	United States	Guess? IP LP LLC	82.7	%(7)
Guess? IP LP LLC	United States	Guess?, Inc.	100%
Guess Italia S.r.l.	Italy	Guess? Europe, B.V.	100%
Guess Jewelry Sagl	Switzerland	Guess? Europe, B.V.	100%
Guess? Licensing, Inc.	United States	Guess?, Inc.	100%
Guess Macau, Ltd.	Macau	Guess? Asia Ltd.	96	%(8)
Guess? Retail, Inc.	United States	Guess?, Inc.	100%
Guess Service S.r.l.	Italy	Guess? Europe, B.V.	100%
Guess? (Shanghai) Limited	China	Guess? Asia Limited	100%
Guess Sud S.A.S.	France	Guess France S.A.S.	60	%(9)
Guess U.K. Limited	United Kingdom	Guess? Europe, B.V.	100%
Guess? Value LLC	United States	Guess? Retail, Inc.	100%
Lyon Confluence	France	ONE Sarl	100%
Lyon Herriot Sarl	France	ONE Sarl	100%
Lyon Lapardieu Sarl	France	ONE Sarl	100%
Marlit Sarl	France	ONE Sarl	100%
Marseille Grignan	France	ONE Sarl	100%

Schedule 5.13-1

Montpellier Odysseum Sarl	France	ONE Sarl	100%
Nimes Cap Costieres Sarl	France	ONE Sarl	100%
ONE Sarl	France	Guess Sud S.A.S.	100%
Toulouse Blagnac Sarl	France	ONE Sarl	100%
Toulouse Nailloux Sarl	France	ONE Sarl	100%
Toulouse Roques Sarl	France	ONE Sarl	100%

(1)         The remaining 25% is owned by Focus Pull SpA, an Italian company

(2)         The remaining 49% is owned by Grupo Axo, S.A.I.P. de C.V., a Mexican company

(3)         The remaining 1% is owned by Guess France S.A.S.

(4)         The remaining 1% is owned by Guess? Bermuda Holdings, LLC

(5)         The remaining 49% is owned by Depositos Almacenes Numero Uno, S.A.

(6)         On January 30, 2011, Guess? Apparel Retail, B.V. merged with and into its parent company, Guess? Europe, B.V., with Guess? Europe, B.V. being the surviving entity

(7)         The remaining 17.3% is owned by Guess? IP GP LLC

(8)         The remaining 4% is owned by Guess? Holdings Korea Limited Liability Company

(9)         The remaining 40% is owned by Sebastien Chiche (36%) and Anne-Flor Chiche (4%), individuals

b.             Equity Investments

The investments listed on Schedule 7.03.

Schedule 5.13-2

SCHEDULE 5.17

Intellectual Property Matters

I.	TRADEMARKS

	a.	U.S. Registered Trademarks:

No.	Trademark	Registration Number	Registration Date
1	213	1370226	11/12/1985
2	BIRDS ’N BEES	3329854	11/6/2007
3	Design (Double pocket stitching bounce)	3161010	10/17/2006
4	DIVER CHIC	3342355	11/20/2007
5	DIVER CLASS	3342356	11/20/2007
6	g (stylized) and Design	3001882	9/27/2005
7	G (stylized) and Design	3001859	9/27/2005
8	G in design (G in top triangle)	3532256	11/11/2008
9	GC (stylized)	3605306	4/14/2009
10	GG GG GG GG and Design (“G - Shine”)	3895911	12/28/2010
11	GIRL DESIGN (“GG CHARACTER”)	2398409	10/24/2000
12	GUESS U.S.A. AMERICAN ETC.	2197173	10/20/1998
13	GUESS? AND TRIANGLE DESIGN	1435363	4/7/1987
14	L.A. DENIM ATELIER	3185046	12/12/2006
15	LA DENIM	3203054	1/23/2007
16	MGA	3006128	10/11/2005
17	MGA	1298259	9/25/1984
18	PALM FROND DESIGN	3213385	2/27/2007
19	SE-1	3381390	2/12/2008
20	Y (stylized) and Design	3075822	4/4/2006

b.	U.S. Pending Trademark Applications:

	Trademark Name	App. No.	Application Date
1	SMART LUXURY	85/056451	6/7/2010
2	GC (stylized)	77/478564	5/19/2008
3	GG GG GG GG and Design	77/681706	3/2/2009
4	GGG Stylized	77/681720	3/2/2009
5	G-SHINE logo	85216132	12-Jan-11
6	GUESS BY MARCIANO	85/161743	10/26/2010
7	GUESS. DENIM IS OUR WORLD.	85/294649	4/13/2011
8	GUESS. ONE WORLD ONE BRAND	85/277033	3/25/2011

Schedule 5.17-1

9	I’M YOURS	85/298227	18-Apr-11
10	SPARKLING PINK	85/261524	3/8/2011
11	SPORTING PINK	78/924540	7/7/2006
12	THE WORLD IS OUR FIELD	85/289511	7-Apr-11

II.	PATENTS

	a.	U.S. Issued Patents:

No.	Patent Number	Issue Date	Title	Inventor/Assignee
1.	D421828	03/28/2000	Shoe	Guess?, Inc.
2.	D531040	10/31/2006	Cosmetics Bottle	Henry De Monclin/Guess?, Inc.

b.	U.S. Pending Patent Applications:

None

Schedule 5.17-2

III.	COPYRIGHTS

	a.	U.S. Copyright Registrations:

Type of Work:	Visual Material
Registration Number / Date:	VA0000294353 / 1988-02-05
Application Title:	Teddy bear.
Title:	Guess.
Description:	art reproduction : design on T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1985
Date of Publication:	1985-05-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102849 / 1986-10-01
Title:	Petunia stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000103853 / 1986-11-25
Title:	Pheasant.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280473 / 1987-03-05
Title:	Photographer.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-08-29
Authorship on Application:	Guess, Inc.?, employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VAu000102625 / 1986-10-23
Title:	Pocahantes [sic]
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Other Title:	Pocahontas
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102844 / 1986-10-01
Title:	Rabbit.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000103284 / 1986-10-23
Title:	Rodeo stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000094601 / 1986-05-02
Title:	Salmon print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000098752 / 1986-06-13
Title:	Scramble print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000101585 / 1986-11-17
Title:	Singing dogs.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000266791 / 1987-04-09
Title:	Skier.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-07-09
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VAu000102854 / 1986-10-01
Title:	Sleds.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275836 / 1987-03-05
Title:	Sunset Beach / Georges Marciano.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-11-03
Authorship on Application:	Guess?, Inc., employer for hire.
Names:	Marciano, Georges
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000096512 / 1986-06-13
Title:	Teepee print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280471 / 1987-03-05
Application Title:	Thunderridge.
Title:	Thunderbridge.
Description:	art reproduction.
Notes:	Additional title from copy: Thunder Ridge.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-11-12
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280643 / 1987-10-20
Title:	University of the West.
Description:	art reproduction : design for silkscreen.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-10-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275838 / 1987-03-05
Application Title:	Boat races.
Title:	US National Boat Races.
Description:	art reproduction : silkscreened T-shirt.
Series:	Guess men
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-04-17
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000099324 / 1986-08-13
Title:	Wallpaper print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280478 / 1987-03-05
Title:	Western gear.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-05-15
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VA0000255945 / 1987-03-05
Title:	The Western horseman, men’s Guess.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-05-21
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000255941 / 1987-03-05
Title:	Wildlife Park, Guess mens sportswear.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-12-11
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102847 / 1986-10-01
Title:	Windows.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000104212 / 1986-11-17
Title:	Windows : fabric designs.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1986
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000255943 / 1987-03-05
Title:	Yachting Club, Guess mens sportswear.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-05-31
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000103776 / 1986-05-19
Title:	Airplane print.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102860 / 1986-10-01
Title:	Apache.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280477 / 1987-03-05
Title:	Around the world.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-04-28
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VA0000280476 / 1987-03-05
Title:	Bamboo surfer.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-11-10
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VA0000275835 / 1987-03-05
Application Title:	Football man.
Title:	The Best of times.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-06-07
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VAu000107513 / 1986-10-28
Title:	Bouquet.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000099374 / 1986-08-22
Title:	By Guess season class ocean drive drag race, Guess Yachting Club (with stars and flags design)
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000107514 / 1986-10-28
Title:	Cactus stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280470 / 1987-03-05
Title:	Canoeing.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-10-30
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102846 / 1986-10-01
Title:	Circus.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000096577 / 1986-05-02
Title:	Clock print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102852 / 1986-10-01
Title:	Coconut palms.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102853 / 1986-10-01
Title:	Cowboy.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000092456 / 1986-05-02
Title:	Cowboy print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000096578 / 1986-05-02
Title:	Daisy print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275831 / 1987-03-05
Title:	[Diving]
Description:	art reproduction : silkscreened T-shirt.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-04-17
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275832 / 1987-03-05
Application Title:	10,000 Mile Club.
Title:	Driven to quality, 10,000 Mile Club.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-11-05
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000099392 / 1986-08-13
Title:	Fish pattern.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000099325 / 1986-08-13
Title:	Floral hearts.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000103933 / 1986-11-19
Title:	Football with question mark in triangle label.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000096511 / 1986-06-13
Title:	Geometric grid print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000099475 / 1986-09-15
Title:	Georges Marciano, Guess men, the best of times: Georges Marciano.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Other Title:	Georges Marciano.
Guess men, the best of times
The Best of times
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280529 / 1987-10-20
Title:	Giant slalom.
Description:	art reproduction : design on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-06-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280468 / 1987-03-05
Title:	Golfer.
Description:	art reproduction.
Notes:	Additional title from copy: Pro golfing.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-07-17
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Other Title:	Pro golfing.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VAu000099393 / 1986-08-13
Title:	Golfers.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Text
Registration Number / Date:	TXu000270211 / 1986-11-14
Application Title:	Guess? question mark inside of triangle design.
Title:	Guess?
Description:	1 p.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1984
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000095669 / 1986-06-27
Title:	Guess 10,000 mile club—driven to quality : Guess.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Copyright Note:	C.O. correspondence.
Other Title:	Guess.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000286788 / 1987-03-27
Application Title:	Guess Club with palm tree.
Title:	Guess Club, California.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess? Kids
Date of Creation:	1986
Date of Publication:	1986-12-01
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess? Kids

Type of Work:	Visual Material
Registration Number / Date:	VAu000099376 / 1986-08-22
Title:	Guess Company original design (house design inside of circle) : Guess.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Other Title:	Guess.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280474 / 1987-03-05
Title:	Guess crest.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-12-15
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000099373 / 1986-08-22
Title:	Guess cup sailing 12 (with design of stars, flags, and sailing ship.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275815 / 1987-08-25
Application Title:	Guess ace flyer.
Title:	Guess Flying ace.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-04-20
Authorship on Application:	Guess?, Inc., employer for hire.
Other Title:	Flying ace
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VA0000275834 / 1987-03-05
Application Title:	Flying ace.
Title:	Guess, Flying ace.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-04-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000255942 / 1987-03-05
Application Title:	Guess surfrider.
Title:	Guess, Georges Marciano.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-04-24
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275814 / 1987-08-25
Title:	Guess house.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-08-29
Authorship on Application:	Guess?, Inc., employer for hire.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VA0000286939 / 1987-03-05
Application Title:	Second Austin shoot.
Title:	Guess jeans / ad Paul Marciano ; photo Wayne Maser.
Appears in:	W Magazine, Aug. 1986
Description:	photoprints : advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-06-01
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Marciano, Paul
Maser, Wayne
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000286938 / 1987-03-05
Application Title:	Austin shoot.
Title:	Guess jeans / ad Paul Marciano ; photo Wayne Maser.
Appears in:	Mademoiselle
Description:	photoprints : advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-02-01
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Marciano, Paul
Maser, Wayne
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275833 / 1987-03-05
Application Title:	Flags.
Title:	Guess Jeans, California, U S A / by Georges Marciano.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-11-05
Authorship on Application:	Guess?, Inc., employer for hire.
Names:	Marciano, Georges
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000282872 / 1987-11-05
Application Title:	Golf club.
Title:	Guess Los Angeles.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1987
Date of Publication:	1986-01-18
Authorship on Application:	Guess?, Inc., employer for hire.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VA0000286937 / 1987-03-05
Application Title:	Bandera Rodeo shoot.
Title:	Guess men / ad Paul Marciano ; photo Wayne Maser.
Appears in:	M Magazine, Mar. 1987
Description:	photoprints : advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-08-01
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Marciano, Paul
Maser, Wayne
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000099375 / 1986-08-22
Title:	Guess men helicopter traffic squadron : Highways of the air.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Other Title:	Highways of the air.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000255944 / 1987-03-05
Application Title:	Palm tree with triangle.
Title:	Guess, mens active, sports club.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-04-17
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280472 / 1987-03-05
Title:	Guess with patch.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-12-15
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VA0000275837 / 1987-03-05
Title:	Guess Yachting Club.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-10-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102850 / 1986-10-01
Title:	Hearts & clouds.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275830 / 1987-03-05
Application Title:	Helicopter.
Title:	Helicopter traffic squadron.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1986-05-06
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280479 / 1987-03-05
Title:	International Surf Team.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1986-04-18
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VAu000099391 / 1986-08-13
Title:	Jewel pattern.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000099326 / 1986-08-13
Title:	Large pansey [sic].
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Other Title:	Large pansy
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102848 / 1986-10-01
Title:	Leaves & palms.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000115361 / 1986-11-17
Application Title:	Leaves and stripes.
Title:	Leaves & stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000096510 / 1986-06-13
Title:	Mirage diamond print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102845 / 1986-10-01
Title:	Navajo.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000096032 / 1986-05-19
Title:	Palm tree print.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000102851 / 1986-10-01
Title:	Penguins & stripes.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000122067 / 1987-11-05
Title:	Liberte flags : patt. no. 5396.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000321018 / 1987-12-03
Title:	Love bear : style 91573.
Description:	art reproduction : silkscreened shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-05-25
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114846 / 1987-07-08
Title:	Malaga diner.
Description:	art original : design on sweatshirt.
Notes:	Additional title from copy: Cruising America, Guess.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Other Title:	Cruising America, Guess.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000287299 / 1987-03-27
Title:	Miro.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-02-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000118593 / 1987-08-21
Title:	Monet.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000122064 / 1987-11-05
Title:	Monoscope : patt. 5465.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000118592 / 1987-08-21
Title:	Mozart.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000118595 / 1987-08-21
Title:	Nature.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000120583 / 1987-05-14
Title:	Objects : pattern no. 5058.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000293676 / 1987-11-05
Title:	[Paris shoot]
Appears in:	Vogue, Oct. 1987, p. 59, etc.
Description:	commercial prints : advertisement.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-09-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000294164 / 1988-02-19
Title:	[Paris shoot]
Appears in:	Vogue magazine, Sept. 1987, p. 101-111
Description:	commercial prints : advertisements.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-09-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000294163 / 1988-02-19
Title:	[Paris shoot]
Appears in:	Elle magazine, Oct. 1987, p. 56-57
Description:	commercial prints : advertisements.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-09-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000311195 / 1988-06-14
Title:	Pelican.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-11-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121828 / 1987-11-05
Title:	Pineapple city.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121802 / 1987-10-14
Title:	Pogen flower.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000120582 / 1987-04-20
Title:	Puzzle fano : pattern no. 4998.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121827 / 1987-11-05
Title:	Rack a stack.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000118597 / 1987-08-21
Title:	Records.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123347 / 1987-12-03
Title:	Retro : patt. no. 5466.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114847 / 1987-07-08
Title:	Rockin’ across America.
Description:	art original : design on sweatshirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123337 / 1987-12-03
Title:	Sailor girls.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000118011 / 1987-08-21
Title:	Seahorse.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121829 / 1987-11-05
Title:	Shirts.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114845 / 1987-07-08
Application Title:	Drive-in pastels.
Title:	Snack Guess.
Description:	art original : design on sweatshirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000298301 / 1988-02-19
Title:	[Spain shoot]
Appears in:	Vanity fair magazine, Dec. 1987, p. 19-23
Description:	5 commercial prints : advertisements.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-12-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000112882 / 1987-05-14
Title:	Stars and stripes.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000298634 / 1988-04-08
Title:	[Surfing guy] / Georges Marciano.
Description:	art reproduction : T-shirt.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess, Inc.
Date of Creation:	1987
Date of Publication:	1987-09-01
Authorship on Application:	Guess?, Inc.
Names:	Guess?, Inc.
Guess, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000118594 / 1987-08-21
Title:	Surfswimmer.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000110261 / 1987-02-20
Title:	Thunderbird : patt. no. 4792.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000122065 / 1987-11-05
Title:	Travel : patt. no. 5413.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121800 / 1987-10-14
Title:	Triangle dash.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121798 / 1987-10-14
Title:	Tubes and brushes.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123344 / 1987-12-03
Title:	Two little pigs.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280469 / 1987-03-05
Title:	Activewear bear.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1987-01-20
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VAu000112843 / 1987-04-20
Title:	African glass.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000308752 / 1988-06-14
Title:	[Alligator]
Description:	art reproduction : design for clothing.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-11-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114843 / 1987-07-08
Title:	Anchor.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000287298 / 1987-03-27
Title:	Baseball player.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-02-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121797 / 1987-10-14
Title:	Basket print.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000308753 / 1988-06-14
Title:	[Beach scene]
Description:	art reproduction : design for clothing.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-11-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000311415 / 1988-06-14
Title:	[Boy bear]
Description:	art reproduction : T-shirt.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-11-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121799 / 1987-10-14
Title:	Bunny clouds.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000122066 / 1987-11-05
Title:	Carmen : patt. no. 5397.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000118596 / 1987-08-21
Title:	Chachacha.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114197 / 1987-05-20
Title:	Cherry vine.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000349691 / 1989-04-03
Application Title:	Baby Guess classic.
Title:	Classic Baby Guess auto 1955.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-09-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123343 / 1987-12-03
Title:	Clown.
Description:	art reproduction : silkscreened T-shirt.
Notes:	Additional title from copy: Baby Guess.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Other Title:	Baby Guess.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121801 / 1987-10-14
Title:	Corvette stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000108521 / 1987-02-03
Title:	Country French.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000121803 / 1987-10-20
Title:	Cow.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000118010 / 1987-08-21
Title:	Desert cactus.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114850 / 1987-07-08
Application Title:	Drive-in in Navy.
Title:	Diners Guess.
Description:	art original : design on sweatshirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114844 / 1987-07-08
Title:	Drive-in Guess.
Description:	art original : design on sweatshirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114851 / 1987-07-08
Application Title:	Snack Guess.
Title:	Drive-in Guess.
Description:	art original : design on sweatshirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000107968 / 1987-01-12
Title:	Ducks.
Notes:	Cataloged from appl. only.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000122068 / 1987-11-05
Title:	Elephants.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123345 / 1987-12-03
Title:	Four little bears.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000308754 / 1988-06-14
Title:	[Girl bear]
Description:	art reproduction : design for clothing.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-11-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114849 / 1987-07-08
Title:	Grill.
Description:	art original : design on sweatshirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000286789 / 1987-03-27
Application Title:	Guess jeans surf.
Title:	Guess.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess? Kids
Date of Creation:	1987
Date of Publication:	1987-01-01
Date in Notice:	notice: 1986
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess? Kids

Type of Work:	Visual Material
Registration Number / Date:	VAu000123340 / 1987-12-03
Title:	Guess 1st mate.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000274481 / 1987-08-21
Title:	[Guess anchor crest]
Description:	art reproduction : silkscreened T-shirt.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-06-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123342 / 1987-12-03
Title:	Guess at the beach.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000114848 / 1987-07-08
Title:	Guess? Chili diner.
Description:	art original : design on sweatshirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Other Title:	Chili diner
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123341 / 1987-12-03
Title:	Guess in the water.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000280475 / 1987-03-05
Title:	Guess jean banner.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1987-01-13
Authorship on Application:	Guess?, Inc., employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VA0000298635 / 1988-04-08
Application Title:	Guess with palm trees design.
Title:	Guess jeans.
Description:	art reproduction : T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-09-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000119731 / 1987-08-25
Application Title:	Guess jeans bowling.
Title:	Guess jeans.
Description:	art reproduction : design on T-shirt.
Copyright Claimant:	Guess? Inc.
Date of Creation:	1986
Names:	Guess? Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000559054 / 1992-10-26
Application Title:	Paris shoot.
Title:	Guess jeans.
Appears in:	Vogue, Sept. 1987, p. 108-109
Description:	commercial print : advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-09-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000119732 / 1987-08-25
Application Title:	Guess airplane label.
Title:	Guess jeans by Georges Marciano, style, quality, comfort.
Description:	art reproduction : design on T-shirt.
Copyright Claimant:	Guess? Inc.
Date of Creation:	1987
Names:	Guess? Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000274572 / 1987-08-21
Title:	Guess jeans crest.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-06-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000286786 / 1987-03-27
Title:	Guess jeans cycling.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-02-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000286785 / 1987-03-27
Application Title:	Guess jeans baseball.
Title:	Guess jeans, east west baseball.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-01-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275813 / 1987-08-25
Application Title:	Guess cricket.
Title:	Guess jeans, Georges Marciano, finest quality.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1986
Date of Publication:	1987-06-30
Date in Notice:	notice: 1986
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000274483 / 1987-08-21
Title:	[Guess jeans nautical]
Description:	art reproduction : silkscreened T-shirt.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-06-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000298636 / 1988-04-08
Application Title:	North shore surfing.
Title:	Guess jeans, north shore surfing.
Description:	art reproduction: T-shirt.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess, Inc.
Date of Creation:	1987
Date of Publication:	1987-09-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000286783 / 1987-03-27
Application Title:	Guess jeans rowing.
Title:	Guess jeans, U. S. A., all star, rowing crew ‘87.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-01-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000286782 / 1987-03-27
Application Title:	Guess jeans croquet.
Title:	Guess jeans, U. S. A. Croquet Club.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-02-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000286784 / 1987-03-27
Application Title:	Guess jeans windsurfing.
Title:	Guess jeans, U. S. A. Windsurfing Club.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-01-01
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123338 / 1987-12-03
Title:	Guess maiden U S A.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123339 / 1987-12-03
Title:	Guess on the watch.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000274480 / 1987-08-21
Title:	[Guess sailing]
Description:	art reproduction : silkscreened T-shirt.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-06-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123323 / 1987-12-03
Title:	Guess wheel.
Description:	art reproduction : T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000274482 / 1987-08-21
Title:	[Guess windsurf]
Description:	art reproduction : silkscreened T-shirt.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1987-06-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000123356 / 1987-12-03
Title:	Hawaii : patt. no. 5420.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000122063 / 1987-11-05
Title:	Kids clothing : patt. no. 5415.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000275839 / 1987-03-05
Title:	Lawn tennis, men’s singles.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1986
Date of Publication:	1987-01-31
Date in Notice:	notice: 1986
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VA0000286787 / 1987-03-27
Application Title:	Lawn tennis.
Title:	Lawn Tennis Men’s Singles Guess Tournament.
Description:	art reproduction : silkscreened T-shirt.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	notice: Guess Men
Date of Creation:	1987
Date of Publication:	1987-02-01
Authorship on Application:	Guess, Inc.?, employer for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
Guess Men

Type of Work:	Visual Material
Registration Number / Date:	VAu000130662 / 1988-04-08
Title:	Music sheets.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134284 / 1988-07-12
Title:	New cabbage rose.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000127338 / 1988-02-19
Title:	Ocean flowers.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000349692 / 1989-04-03
Application Title:	Football.
Title:	The Original league.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	Baby Guess?, Inc.
Date of Creation:	1988
Date of Publication:	1988-09-01
Authorship on Application:	Guess?, Inc.
Names:	Guess?, Inc.
Baby Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000307650 / 1988-05-24
Application Title:	Nerd.
Title:	Original nerd.
Description:	art reproduction : T-shirt design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1988-01-30
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140737 / 1988-09-26
Title:	Out of Africa.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140735 / 1988-09-30
Title:	Paisley.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000349690 / 1989-04-03
Application Title:	Panda bear.
Title:	Panda : style 9100.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	Baby Guess, Inc.
Date of Creation:	1987
Date of Publication:	1988-03-01
Date in Notice:	notice: 1987
Authorship on Application:	Guess?, Inc.
Other Title:	Panda bear.
Names:	Guess?, Inc.
Baby Guess, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135247 / 1988-06-14
Title:	Pick up sticks.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134281 / 1988-07-12
Title:	Piglet.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000131021 / 1988-02-19
Application Title:	Guess plaid team.
Title:	Plaid team.
Description:	art reproduction : design on shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135244 / 1988-06-14
Title:	Poodle.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140736 / 1988-09-30
Title:	Pop classic.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134275 / 1988-07-12
Title:	Primarily poppies.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134271 / 1988-07-12
Title:	Rear! Rear!
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134267 / 1988-07-12
Title:	Rocks ‘n stars.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134360 / 1988-07-12
Application Title:	Guess rose.
Title:	Rose.
Description:	art original : design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.
Guess.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134365 / 1988-07-12
Title:	Rose bouquet.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134149 / 1988-05-24
Title:	Roses.
Description:	art reproduction : graphic design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140743 / 1988-09-30
Title:	Sailorman.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134268 / 1988-07-12
Title:	Sardines.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134280 / 1988-07-12
Title:	Seashells.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134277 / 1988-07-12
Title:	Seaweed.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000130659 / 1988-04-08
Title:	Shattered glass.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000130660 / 1988-04-08
Title:	Shooting stars.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000298302 / 1988-02-19
Title:	[Spain shoot]
Appears in:	Interview magazine, Feb. 1988, p. 45-50
Description:	commercial prints : advertisements.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1988-02-01
Previous Registration:	Appl. states photos pub. in Vanity fair magazine, Dec. 1, 1987 are preexisting material.
Basis of Claim:	New Matter: “new and additional photographic material.”
Other Title:	Vanity fair magazine, Dec. 1, 1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000298300 / 1988-02-19
Title:	[Spain shoot]
Appears in:	Mademoiselle magazine, Mar. 1988, p. 228-233
Description:	6 commercial prints : advertisements.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1988-02-15
Previous Registration:	Appl. states photos which appeared in Vanity fair magazine, Dec. 1, 1987 and Interview magazine, Feb. 1, 1988 are preexisting material.
Basis of Claim:	New Matter: “new and additional photographic material.”
Other Title:	Vanity fair magazine, Dec. 1, 1987
Interview magazine, Feb. 1, 1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135239 / 1988-06-14
Title:	Spirals.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140752 / 1988-09-30
Title:	Star stamps stripe : pattern 5972.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135243 / 1988-06-14
Title:	Starfish.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134274 / 1988-07-12
Title:	Static.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140742 / 1988-09-30
Title:	Stock o’ blocks.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135238 / 1988-06-14
Title:	Straw stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134272 / 1988-07-12
Title:	Strobelite.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140761 / 1988-09-30
Title:	Sunflower.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135242 / 1988-06-14
Title:	Tictactoe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134285 / 1988-07-12
Title:	Victoria’s secret.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135249 / 1988-06-14
Title:	The Wall.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000308751 / 1988-06-14
Application Title:	Win to wear.
Title:	Wear to win.
Description:	art reproduction : design for clothing.
Notes:	Additional title from copy: Summer Games 1988.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1988-01-30
Other Title:	Summer Games 1988.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000130661 / 1988-04-08
Title:	Wood chips.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140749 / 1988-09-30
Title:	Woodblock.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134270 / 1988-07-12
Title:	Yachting.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000349689 / 1989-04-03
Title:	Zebra : style 9100.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	Baby Guess, Inc.
Date of Creation:	1987
Date of Publication:	1988-03-01
Date in Notice:	notice: 1987
Authorship on Application:	Guess?, Inc.
Names:	Guess?, Inc.
Baby Guess, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000130596 / 1988-03-02
Title:	African stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135240 / 1988-06-14
Title:	Afro.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000127339 / 1988-02-19
Title:	Ballerina.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140748 / 1988-09-30
Title:	Bandana.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134279 / 1988-07-12
Title:	Bandana stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134278 / 1988-07-12
Title:	Barking dogs.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000129832 / 1988-02-05
Title:	Batik leaves : patt. no. 5467.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140733 / 1988-09-30
Title:	Beyond baroque.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140740 / 1988-09-30
Title:	Big bows.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000131022 / 1988-02-19
Title:	Bikers.
Description:	art reproduction : design on shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000131025 / 1988-02-19
Title:	Biking group.
Description:	art reproduction : design on shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135248 / 1988-06-14
Title:	Budspread.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134286 / 1988-07-12
Title:	Circuit city.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000349693 / 1989-04-03
Application Title:	Circus balloon.
Title:	Circus : no. 11.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	Baby Guess, Inc.
Date of Creation:	1988
Date of Publication:	1988-09-01
Authorship on Application:	Guess?, Inc.
Other Title:	Circus balloon.
Names:	Guess?, Inc.
Baby Guess, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000349688 / 1989-04-03
Application Title:	Elephant circus.
Title:	Circus : no. 14.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	Baby Guess, Inc.
Date of Creation:	1988
Date of Publication:	1988-09-01
Authorship on Application:	Guess?, Inc.
Other Title:	Elephant circus.
Names:	Guess?, Inc.
Baby Guess, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134362 / 1988-07-12
Title:	Colorful blossoms.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134282 / 1988-07-12
Title:	Crepella rose.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134054 / 1988-05-24
Title:	Diamond rose : patt. no. 5842.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134273 / 1988-07-12
Title:	Dole.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134276 / 1988-07-12
Title:	Dots and knots.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140744 / 1988-09-30
Title:	Etch asketch.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134283 / 1988-07-12
Title:	Feathers.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000129712 / 1988-04-08
Title:	Fifties car.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140751 / 1988-09-30
Title:	Firetrees.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134363 / 1988-07-12
Title:	Flowers in full bloom.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000131027 / 1988-02-19
Application Title:	George Marciano crest.
Title:	George Marciano.
Description:	art reproduction : graphic design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000349687 / 1989-04-03
Title:	Giraffe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Copyright Notice:	Baby Guess, Inc.
Date of Creation:	1987
Date of Publication:	1988-03-01
Date in Notice:	notice: 1987
Authorship on Application:	Guess?, Inc.
Names:	Guess?, Inc.
Baby Guess, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135241 / 1988-06-14
Title:	Gothic.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140734 / 1988-09-30
Title:	Gothic gates.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000321669 / 1988-09-30
Application Title:	Guess bouquet.
Title:	Guess.
Description:	art reproduction : T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Date of Publication:	1988-09-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140745 / 1988-09-30
Title:	Guess bowling.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000131023 / 1988-02-19
Title:	Guess Breaking away.
Description:	art reproduction : design on shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Other Title:	Breaking away
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000126160 / 1988-02-05
Title:	Guess? collegiate.
Description:	art reproduction : design for garments.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000332972 / 1988-07-12
Title:	Guess dogs.
Description:	art reproduction.
Notes:	Additional title from copy: Guess jeans.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Date of Publication:	1988-05-30
Other Title:	Guess jeans.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000350222 / 1988-03-02
Title:	Guess Eyewear / by George Marciano.
Appears in:	Elle, Mar. 1988, p. 194-195
Description:	commercial print : advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Date of Publication:	1988-03-01
Authorship on Application:	Guess?, Inc.
Names:	Marciano, George
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134150 / 1988-05-24
Title:	Guess Jeans Beach Club.
Description:	art reproduction : graphic design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000131026 / 1988-02-19
Title:	Guess medals.
Description:	art reproduction : graphic design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134361 / 1988-07-12
Title:	Guess Oval bouquet.
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Other Title:	Oval bouquet
Names:	Guess?, Inc.
Guess.

Type of Work:	Visual Material
Registration Number / Date:	VA0000309080 / 1988-06-14
Title:	Guess quartz.
Description:	sculpture : watch design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1987
Date of Publication:	1988-04-01
Date in Notice:	notice: 1987
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134053 / 1988-05-24
Title:	Hawaiian waters.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134682 / 1988-07-22
Title:	Holiday.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134266 / 1988-07-12
Title:	Hotel Miramar.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000130595 / 1988-03-02
Title:	Houses.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000131024 / 1988-02-19
Title:	International cycle race.
Description:	art reproduction : design on shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135246 / 1988-06-14
Title:	Iris.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140732 / 1988-09-30
Title:	Kimono cloth.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000135245 / 1988-06-14
Title:	Laurel.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140750 / 1988-09-30
Title:	Leather floral.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140738 / 1988-09-30
Title:	Lido beach.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000140747 / 1988-09-30
Title:	Little bows.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000134269 / 1988-07-12
Title:	Mariner.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148850 / 1989-04-03
Title:	Alpine.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000162023 / 1989-09-20
Title:	Aztec stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148861 / 1989-04-03
Title:	Black current [sic] : pattern 6413.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Other Title:	Black currant
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000162025 / 1989-09-20
Title:	Blanket stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000161252 / 1989-08-15
Title:	Butterfly.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148851 / 1989-04-03
Title:	Centipede : pattern 6418.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148857 / 1989-04-03
Title:	Climbing floral.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000162026 / 1989-09-20
Title:	Country paisley.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000161258 / 1989-08-15
Title:	Crayon batik.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148858 / 1989-04-03
Title:	Crayon : pattern 6456.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000150629 / 1989-04-03
Title:	Crows feet.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000161250 / 1989-08-15
Title:	Daisey.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148216 / 1989-01-03
Title:	Daisys [sic]
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Other Title:	Daisies
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000161253 / 1989-08-15
Title:	Dancing buds.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000150630 / 1989-04-03
Title:	Delacroix.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000161251 / 1989-08-15
Title:	Dykot.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000161255 / 1989-08-15
Title:	Flags.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148856 / 1989-04-03
Title:	Floating flower dots.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000150628 / 1989-04-03
Title:	Floating flowers.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000161257 / 1989-08-15
Title:	Floral patch.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000162024 / 1989-09-20
Title:	Gramets.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000160299 / 1989-08-15
Title:	Guess USA duck with two surfboards.
Description:	art original.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000150635 / 1989-04-03
Title:	Gypsy floral.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148862 / 1989-04-03
Title:	Inca block.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148855 / 1989-04-03
Title:	Industry gears.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148865 / 1989-04-03
Title:	Kyot-o-flower : pattern 6461.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000150633 / 1989-04-03
Title:	Negative roses.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000150625 / 1989-04-03
Title:	Nite leaves.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148854 / 1989-04-03
Application Title:	Stars & stripes.
Title:	Number 1671.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000161254 / 1989-08-15
Title:	Patchwork.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148215 / 1989-01-03
Application Title:	Patchwork floral.
Title:	Pattern 6249.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148217 / 1989-01-03
Application Title:	Krinkle.
Title:	Pattern 6250.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Other Title:	Crinkle
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148849 / 1989-04-03
Application Title:	Z’s.
Title:	Pattern 6414.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148860 / 1989-04-03
Title:	Polka daisy : patt. no. 6598.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148863 / 1989-04-03
Title:	Potpour[r]i : pattern 6461.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Other Title:	Potpouri [sic]
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000150626 / 1989-04-03
Title:	Silver leaves.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148848 / 1989-04-03
Title:	Skiers.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148859 / 1989-04-03
Title:	Snow flake.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148852 / 1989-04-03
Title:	Stained glass and ribbon : pattern 6416.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1988
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000161256 / 1989-08-15
Title:	Stripping lei.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000148864 / 1989-04-03
Title:	Tennis rackets.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989

Type of Work:	Visual Material
Registration Number / Date:	VAu000150624 / 1989-04-03
Title:	Tri block.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000160298 / 1989-08-15
Title:	Triangle duck with a surfboard.
Description:	art original.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000150627 / 1989-04-03
Title:	Wheels.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000179690 / 1990-04-20
Title:	7 little Indians.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000191666 / 1990-09-10
Supplemented by:	VAu000212340 / 1991-02-11
Title:	Arrow and fruit design.
Description:	art original.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Copyright Note:	See also Arrow and fruit design; Reg. 11Feb91; VAu 212-340
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000212340 / 1991-02-11
Supplement to:	VAu000191666 / 1990
Title:	Arrow and fruit design. By Guess?, Inc.
Copyright Claimant:	Guess?, Inc.
Authorship on Application:	Guess?, Inc., employer for hire.
Supplement to Registration:	VAu 191-666, 1990
Variant title:	Arrow and fruit design.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000206802 / 1990-12-04
Supplemented by:	VAu000222820 / 1991-01-24
Title:	Braid stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Copyright Note:	See also Braid stripe; Reg. 24Jan91; VAu 222-820
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000222820 / 1991-01-24
Supplement to:	VAu000206802 / 1990
Title:	Braid stripe. By Guess?, Inc.
Copyright Claimant:	Guess?, Inc.
Authorship on Application:	Guess?, Inc., employer for hire.
Supplement to Registration:	VAu 206-802, 1990
Variant title:	Braid stripe
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000185424 / 1990-09-17
Supplemented by:	VAu000219223 / 1990-12-21
Title:	El Coyote.
Description:	art original : drawing.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Copyright Note:	See also El Coyote; Reg. 21Dec90; VAu 219-223
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000219223 / 1990-12-21
Supplement to:	VAu000185424 / 1990
Title:	El Coyote. By Guess?, Inc.
Copyright Claimant:	Guess?, Inc.
Authorship on Application:	Guess?, Inc., employer for hire.
Supplement to Registration:	VAu 185-424, 1990
Variant title:	El Coyote.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172509 / 1990-02-01
Title:	Crazy paisley.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172505 / 1990-02-01
Title:	Diamond paisley.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172503 / 1990-02-01
Title:	Fish life.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000191740 / 1990-09-10
Supplemented by:	VAu000200194 / 1991-02-11
Title:	Guess aquarium.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Copyright Note:	See also Guess aquarium; Reg. 11Feb91; VAu 200-194
Other Title:	Aquarium
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000200194 / 1991-02-11
Supplement to:	VAu000191740 / 1990
Title:	Guess aquarium. By Guess?, Inc.
Copyright Claimant:	Guess?, Inc.
Authorship on Application:	Guess?, Inc., employer for hire.
Supplement to Registration:	VAu 191-740, 1990
Variant title:	Guess aquarium.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000191741 / 1990-09-10
Supplemented by:	VAu000200195 / 1991-02-11
Title:	Guess cruising.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Copyright Note:	See also Guess cruising; Reg. 11Feb91; VAu 200-195
Other Title:	Cruising
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000200195 / 1991-02-11
Supplement to:	VAu000191741 / 1990
Title:	Guess cruising. By Guess?, Inc.
Copyright Claimant:	Guess?, Inc.
Authorship on Application:	Guess?, Inc., employer for hire.
Supplement to Registration:	VAu 191-741, 1990
Variant title:	Guess cruising.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000188978 / 1990-09-17
Supplemented by:	VAu000200184 / 1991-02-19
Title:	Head dress and saddles.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Copyright Note:	See also Head dress and saddles; Reg. 19Feb91; VAu 200-184
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000200184 / 1991-02-19
Supplement to:	VAu000188978 / 1990
Title:	Head dress and saddles. By Guess?, Inc.
Copyright Claimant:	Guess?, Inc.
Authorship on Application:	Guess?, Inc., employer for hire.
Supplement to Registration:	VAu 188-978, 1990
Variant title:	Head dress and saddles.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172504 / 1990-02-01
Title:	Heart and flower cut-outs.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000195832 / 1990-12-17
Title:	Hopi stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000180455 / 1990-04-20
Title:	Indian cat.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172512 / 1990-02-01
Title:	Indian motifs.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172511 / 1990-02-01
Title:	Indian snowflakes.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000191922 / 1990-12-13
Supplemented by:	VAu000213845 / 1991-02-11
Title:	Jewelry stripe.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Copyright Note:	See also Jewelry stripe; Reg. 11Feb91; VAu 213-845
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000213845 / 1991-02-11
Supplement to:	VAu000191922 / 1990
Title:	Jewelry stripe. By Guess?, Inc.
Copyright Claimant:	Guess?, Inc.
Authorship on Application:	Guess?, Inc., employer for hire (on original appl.: Guess?, Inc.)
Supplement to Registration:	VAu 191-922, 1990
Variant title:	Jewelry stripe.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000180731 / 1990-04-20
Title:	Jungle flowers.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000400339 / 1990-04-20
Title:	Lego challis.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Date of Publication:	1990-04-03
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000180453 / 1990-04-20
Title:	Lego tee pee.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172506 / 1990-02-01
Title:	Legos.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000191739 / 1990-09-10
Supplemented by:	VAu000200193 / 1991-02-11
Title:	Life saver.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Copyright Note:	See also Life saver; Reg. 11Feb91; VAu 200-193
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000200193 / 1991-02-11
Supplement to:	VAu000191739 / 1990
Title:	Life saver. By Guess?, Inc.
Copyright Claimant:	Guess?, Inc.
Authorship on Application:	Guess?, Inc., employer for hire.
Supplement to Registration:	VAu 191-739, 1990
Variant title:	Life saver.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172508 / 1990-02-01
Title:	Mini paisley.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172510 / 1990-02-01
Title:	Partridge in a pear tree.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172507 / 1990-02-01
Title:	Stripe paisley.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000172502 / 1990-02-01
Title:	Wall paper paisley.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1989
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000459489 / 1991-05-06
Title:	[Foxy lifeguard]
Description:	art reproduction : T-shirt.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Date of Publication:	1991-04-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000459492 / 1991-05-06
Title:	Foxy scuba diver.
Description:	art reproduction : T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Date of Publication:	1991-04-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000459696 / 1991-05-16
Title:	Foxy triplets.
Description:	art reproduction : design on T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Date of Publication:	1991-04-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000211847 / 1991-07-30
Title:	Guess Hawaiian stripe.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1991
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000195039 / 1991-01-15
Title:	Hopi diamond.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000459491 / 1991-05-06
Title:	Indian head.
Description:	art reproduction : T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Date of Publication:	1991-04-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000548461 / 1992-11-02
Title:	[Las Vegas shoot]
Appears in:	W, June 24-July 1, 1991, p. 5, etc.
Description:	Advertisements.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1991
Date of Publication:	1991-06-24
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000201274 / 1991-02-06
Title:	Petite daisy.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000204950 / 1991-05-24
Title:	Shell print.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1991
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000459490 / 1991-05-06
Title:	Surfing Foxy.
Description:	art reproduction : T-shirt.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1990
Date of Publication:	1991-04-01
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243176 / 1992-11-05
Title:	Broken line floral.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243178 / 1992-11-05
Title:	Fall leaves : no. 65565.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243174 / 1992-11-05
Application Title:	Floral abstract.
Title:	Floral abstract—gray.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243180 / 1992-11-05
Title:	Guess aeroplane : no. 65573.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Other Title:	Aeroplane
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000239800 / 1992-10-20
Application Title:	Guess Indian head dress.
Title:	Guess USA.
Description:	Screenprint.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000612568 / 1993-12-27
Application Title:	Guess Jeans an American tradition.
Title:	Guess USA : style 015, 050, 075 / by Georges Marciano.
Description:	Product packaging.
Copyright Claimant:	Guess?, Inc. (employer for hire)
Date of Creation:	1992
Date of Publication:	1992-08-21
Other Title:	Guess Jeans an American tradition.
Names:	Marciano, Georges
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000244217 / 1992-12-30
Title:	Indian camp.
Description:	Print on fabric.
Copyright Claimant:	Guess? Inc.
Date of Creation:	1992
Names:	Guess? Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000228840 / 1992-05-26
Title:	Indian head dress
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243084 / 1992-11-05
Title:	Jungle leopard.
Description:	Design for fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000529848 / 1992-10-26
Title:	[Los Angeles/Mojave shoot]
Description:	2 photos.
Notes:	Title from appl.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1991
Date of Publication:	1992-01-27
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243071 / 1992-11-05
Title:	Medicine man : no. 65569.
Description:	3 designs for fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243183 / 1992-11-05
Title:	Mountain buffalo : no. 65566.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243179 / 1992-11-05
Title:	Olive green foliage.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243175 / 1992-11-05
Title:	Paris plaid.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243083 / 1992-11-05
Title:	Patchwork squares.
Description:	Design for fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000242696 / 1992-11-05
Title:	Pawnee patch.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243182 / 1992-11-05
Title:	Ropes & feathers : no. 65571.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000245195 / 1992-11-05
Title:	Saddle & six gun.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243181 / 1992-11-05
Title:	Small planes : no. 65572.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243177 / 1992-11-05
Title:	Stars & moons : no. 65560.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243184 / 1992-11-05
Title:	Sunshine cactus.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000243085 / 1992-11-05
Title:	Teepee & tomahawk.
Description:	Design for fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000244110 / 1992-12-30
Title:	Western ranch.
Description:	fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000285444 / 1993-12-27
Title:	Bordello floral.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281511 / 1993-11-05
Title:	Cajun floral.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000253769 / 1993-05-04
Title:	Clovervine stripe.
Description:	Fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281517 / 1993-11-05
Title:	Cotillion floral.
Description:	Art original.
Notes:	Design for fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281516 / 1993-11-05
Title:	Country quilt.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000285442 / 1993-12-27
Title:	Fish patchwork.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000285441 / 1993-12-27
Title:	Foulard boxes.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000568655 / 1993-04-05
Application Title:	Wild Guess triangle.
Title:	Guess.
Description:	Art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Date of Publication:	1993-02-08
Authorship on Application:	Guess, Inc., & DIC Merchandising Enterprises, Inc., employers for hire.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.
DIC Merchandising Enterprises, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281510 / 1993-11-05
Title:	Hathaway floral.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000285446 / 1993-12-27
Title:	Hawaiian bandanna.
Description:	Print on fabric.
Notes:	2 color variations.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000258935 / 1993-06-11
Title:	Jungle hibiscus.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000253768 / 1993-05-04
Title:	Mad plaid.
Description:	Fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000285443 / 1993-12-27
Title:	Magnolia.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000244214 / 1993-01-06
Title:	Mexican border.
Description:	Print on fabric.
Copyright Claimant:	Guess? Inc.
Date of Creation:	1992
Names:	Guess? Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281508 / 1993-11-05
Title:	Mississippi daisy.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000285445 / 1993-12-27
Title:	Paisley vines.
Description:	Print on fabric.
Notes:	2 color variations.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000258936 / 1993-06-11
Title:	Patchwork plaids and stars.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000253771 / 1993-05-04
Title:	Patriotic patchwork.
Description:	Fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281513 / 1993-11-05
Title:	Picket fence border.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281512 / 1993-11-05
Title:	Plantation stripe.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000285440 / 1993-12-27
Title:	Ranch rose.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281515 / 1993-11-05
Title:	Sunshine floral.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281514 / 1993-11-05
Title:	Tara floral.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000281509 / 1993-11-05
Title:	Trellis floral.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000253770 / 1993-05-04
Title:	Twilight floral.
Description:	Fabric design.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000569102 / 1993-06-22
Application Title:	Wild Guess triangle with animals.
Title:	Wild Guess?
Description:	art reproduction.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1992
Date of Publication:	1993-02-08
Authorship on Application:	Guess, Inc., & DIC Merchandising Enterprises, Inc., employers for hire.
Names:	Guess?, Inc.
DIC Merchandising Enterprises, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283854 / 1994-04-13
Title:	Antique rose.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283853 / 1994-04-13
Title:	Banana leaves floral.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283852 / 1994-04-13
Title:	Black vine floral.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283851 / 1994-04-13
Title:	Bursting paisley.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283850 / 1994-04-13
Title:	Calico grove.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283849 / 1994-04-13
Title:	Candy flower.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283848 / 1994-04-13
Title:	Carnival lights.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000294413 / 1994-04-13
Title:	Checkerboard plaid.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283847 / 1994-04-13
Title:	Crosses & daisies.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283846 / 1994-04-13
Title:	Earth garden.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283845 / 1994-04-13
Title:	Floating paisley.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283844 / 1994-04-13
Title:	Floral vision.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283843 / 1994-04-13
Title:	Flowers & shields.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283842 / 1994-04-13
Title:	Gentleman’s stripe.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283841 / 1994-04-13
Title:	Ginger floral.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283840 / 1994-04-13
Title:	Gothic vines.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283839 / 1994-04-13
Title:	Ironwork stripe.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283838 / 1994-04-13
Title:	Paint stroke stripe.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283837 / 1994-04-13
Title:	Paisley leaves.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283836 / 1994-04-13
Title:	Paisley ribbon stripe.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283835 / 1994-04-13
Title:	Patched bandana : no. R2641-M1240-C.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283834 / 1994-04-13
Title:	Petite paisley stripe.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000294412 / 1994-04-13
Title:	Quatro stripe.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283833 / 1994-04-13
Title:	Retro Hawaiian.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283832 / 1994-04-13
Title:	Stencil hibiscus.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000294411 / 1994-04-13
Title:	Tossed foulard squares.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283831 / 1994-04-13
Title:	Tossed mini paisley : no. R2643-M1242-A.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283830 / 1994-04-13
Title:	Tulip vines.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000283829 / 1994-04-13
Title:	Window box.
Description:	Print on fabric.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1993
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000395994 / 1997-07-22
Application Title:	Negative no. 787-H6-9/10.
Title:	161787-H6 no. 9/10.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000863617 / 1997-06-09
Application Title:	Negative no. 38524-18.
Title:	38524-18.
Appears in:	W magazine, May 1997
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Date of Publication:	1997-03-22
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000863619 / 1997-06-09
Application Title:	Negative no. 57178-20.
Title:	57178-20.
Appears in:	Detour, May 1997
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Date of Publication:	1997-04-01
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903986 / 1998-02-09
Application Title:	Negative no. F 10.
Title:	F 10.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903985 / 1998-02-09
Application Title:	Negative no. F 13.
Title:	F 13.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903984 / 1998-02-09
Application Title:	Negative no. F 14.
Title:	F 14.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903981 / 1998-02-09
Application Title:	Negative no. F 16.
Title:	F 16.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903982 / 1998-02-09
Application Title:	Negative no. F 17.
Title:	F 17.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903980 / 1998-02-09
Application Title:	Negative no. F 23.
Title:	F 23.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903979 / 1998-02-09
Application Title:	Negative no. F 25.
Title:	F 25.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903977 / 1998-02-09
Application Title:	Negative no. F 26.
Title:	F 26.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903978 / 1998-02-09
Application Title:	Negative no. F 27.
Title:	F 27.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903976 / 1998-02-09
Application Title:	Negative no. F 30.
Title:	F 30.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903975 / 1998-02-09
Application Title:	Negative no. F 31.
Title:	F 31.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903988 / 1998-02-09
Application Title:	Negative no. F 5.
Title:	F5.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903987 / 1998-02-09
Application Title:	Negative no. F 9.
Title:	F9.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903989 / 1998-02-09
Application Title:	Negative no. F3.
Title:	Guess collection.
Description:	Photoprint.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1997-01-15
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000863624 / 1997-06-09
Title:	Guess collection : [Negative no. 57260-19A]
Appears in:	W magazine, May 1997
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Date of Publication:	1997-03-22
Other Title:	Negative no. 57260-19A
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000863621 / 1997-06-09
Title:	Guess ? jeans : [Negative no.] 38531-36A.
Appears in:	Details, May 1997
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Date of Publication:	1997-03-14
Other Title:	[Negative no.] 38531-36A
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000863618 / 1997-06-09
Title:	Guess ? jeans : [Negative no.] 56986-1.
Appears in:	Details, May 1997
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Date of Publication:	1997-03-14
Other Title:	[Negative no.] 56986-1
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000863620 / 1997-06-09
Title:	Guess ? jeans : [Negative no.] 57238-17.
Appears in:	Interview, May 1997
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Date of Publication:	1997-03-24
Other Title:	[Negative no.] 57238-17
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000863622 / 1997-06-09
Title:	Guess ? jeans : [Negative no.] 57243-6.
Appears in:	Marie Claire, May 1997
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Date of Publication:	1997-03-22
Other Title:	[Negative no.] 57243-6
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000863625 / 1997-06-09
Title:	Guess ? : Negative no. 56923-19.
Appears in:	Las Vegas image, Feb. 1997
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Date of Publication:	1997-04-12
Other Title:	Negative no. 56923-19
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000863623 / 1997-06-09
Title:	Guess ? : [Negative no.] 56966-11.
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Date of Publication:	1997-05-01
Other Title:	[Negative no.] 56966-11
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396001 / 1997-07-22
Application Title:	Negative no. 787-A2-11.
Title:	Neg. no. 161787-A2-11.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396013 / 1997-07-22
Application Title:	Negative no. 787-B15-2/3.
Title:	Neg. no. 161787-B15-2/3.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396009 / 1997-07-22
Application Title:	Negative no. 787-C5-3/4.
Title:	Neg. no. 161787-C5-3/4.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000395999 / 1997-07-22
Application Title:	Negative no. 787-F6-9.
Title:	Neg. no. 161787-F6-9.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000395995 / 1997-07-22
Application Title:	Negative no. 787-G4-10.
Title:	Neg. no. 161787-G4-10.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000395997 / 1997-07-22
Application Title:	Negative no. 941-B3-8.
Title:	Neg. no. 161941-B3-8.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396010 / 1997-07-22
Application Title:	Negative no. 941-C2-3/4.
Title:	Neg. no. 161941-C2-3/4.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396008 / 1997-07-22
Application Title:	Negative no. 941-D6-3.
Title:	Neg. no. 161941-D6-3.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396003 / 1997-07-22
Application Title:	Negative no. 941-E2-12.
Title:	Neg. no. 161941-E2-12.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396002 / 1997-07-22
Application Title:	Negative no. 941-E8-6.
Title:	Neg. no. 161941-E8-6.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396000 / 1997-07-22
Application Title:	Negative no. 974-F1-7.
Title:	Neg. no. 161941-F1-7.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000395996 / 1997-07-22
Application Title:	Negative no. 941-G4-9.
Title:	Neg. no. 161941-G4-9.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396007 / 1997-07-22
Application Title:	Negative no. 985-A3-2/3.
Title:	Neg. no. 161985-A3-2/3.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396005 / 1997-07-22
Application Title:	Negative no. 985-C4-5.
Title:	Neg. no. 161985-C4-5.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396004 / 1997-07-22
Application Title:	Negative 985-D14-10.
Title:	Neg. no. 161985-D14-10.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000395998 / 1997-07-22
Application Title:	Negative no. 985-F6-12.
Title:	Neg. no. 161985-F6-12.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396011 / 1997-07-22
Application Title:	Negative no. 985-H7-6.
Title:	Neg. no. 161985-H7-6.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396006 / 1997-07-22
Application Title:	Negative no. 985-15-10/11.
Title:	Neg. no. 161985-J5-10/11.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000396012 / 1997-07-22
Application Title:	Negative no. 985-K3-1.
Title:	Neg. no. 161985-K3-1.
Description:	Photo.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000349267 / 1997-06-09
Title:	Negative no. 38509-33A.
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000349266 / 1997-06-09
Title:	Negative no. 56943-15.
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000349264 / 1997-06-09
Title:	Negative no. 57194-9A.
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000349265 / 1997-06-09
Title:	Negative no. 57258-29A.
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000349263 / 1997-06-09
Title:	Negative no. 57286-13.
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000349268 / 1997-06-09
Title:	Negative no. 57304-29A.
Description:	Photoprint.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	1997
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0000903983 / 1998-02-09
Application Title:	Negative no. F 15.
Title:	F 15.
Description:	Photoprint.
Notes:	Design for advertisement.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	1997
Date of Publication:	1998-01-15
Names:	Guess?, Inc.

Type of Work:	Serial
Application Title:	Guess journal.
Title:	Guess journal international magazine.
Serial Publication Year:	1998
Description:	print material.
Frequency:	Semiannually.
Description based on:	Vol. 13, spring 2000.
Copyright Claimant:	Guess?, Inc.
Issues Registered:	v. 10, fall 98. Created 1998; Pub. 1998-08-10; Reg. 2000-08-21; TX0005157204
Names:	Guess?, Inc.

Type of Work:	Serial
Application Title:	Guess journal.
Title:	Guess journal international magazine.
Serial Publication Year:	1999
Description:	print material.
Frequency:	Semiannually.
Description based on:	Vol. 13, spring 2000.
Copyright Claimant:	Guess?, Inc.
Issues Registered:	v. 11, spring 99. Created 1999; Pub. 1999-02-04; Reg. 2000-08-21; TX0005157203
v. 12, fall 99. Created 1999; Pub. 1999-08-02; Reg. 2000-08-21; TX0005157201
Names:	Guess?, Inc.

Type of Work:	Serial
Application Title:	Guess journal.
Title:	Guess journal international magazine.
Serial Publication Year:	2000
Description:	print material.
Frequency:	Semiannually.
Description based on:	Vol. 13, spring 2000.
Copyright Claimant:	Guess?, Inc.
Issues Registered:	v. 13, spring 00. Created 2000; Pub. 2000-02-07; Reg. 2000-08-21; TX0005157202
v. 14, fall 00. Created 2000; Pub. 2000-08-18; Reg. 2000-08-21; TX0005157229
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000496634 / 2000-08-21
Title:	[Rendevous rayon]
Description:	Print on fabric.
Notes:	Title from appl.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	2000
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001036445 / 2000-08-21
Title:	Tiger print.
Description:	Print on fabric.
Copyright Claimant:	Guess ?, Inc.
Date of Creation:	2000
Date of Publication:	2000-08-01
Names:	Guess ?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001077176 / 2001-04-02
Title:	Guess Jeans 2001, love story / photographed by Raphael Mazzucco.
Description:	1 v.
Copyright Claimant:	Guess?, Inc. (employer for hire)
Date of Creation:	2001
Date of Publication:	Feb01
Names:	Mazzucco, Raphael
Guess?, Inc.

Type of Work:	Serial
Application Title:	Guess journal.
Title:	Guess journal international magazine.
Serial Publication Year:	2001
Description:	print material.
Frequency:	Semiannually.
Description based on:	Vol. 13, spring 2000.
Copyright Claimant:	Guess?, Inc.
Issues Registered:	v. 15, spring 01. Created 2001; Pub. *Feb01; Reg. 2001-03-16; TX0005315452
v. 16, fall 01. Created 2001; Pub. *Aug01; Reg. 2001-09-24; TX0005428635
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu000540107 / 2001-11-20
Title:	Paisley shimmie knit.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2001
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001135669 / 2001-11-13
Title:	Set me free. / Photography by Raphael Mazzucco.
Description:	1 v.
Series:	Guess ; winter 2001
Notes:	Photos.
Copyright Claimant:	Guess?, Inc. (employer for hire)
Date of Creation:	2001
Date of Publication:	2001-08-17
Other Title:	Guess ; winter 2001
Names:	Mazzucco, Raphael
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001185606 / 2003-02-04
Title:	Guess celebrating twenty years : party book.
Description:	1 v.
Notes:	Photoprints with some text.
Copyright Claimant:	Guess? Inc.
Date of Creation:	2002
Date of Publication:	2002-08-01
Variant title:	Guess celebrating twenty years : party book.
Names:	Guess? Inc.

Type of Work:	Serial
Application Title:	Guess journal.
Title:	Guess journal international magazine.
Serial Publication Year:	2002
Description:	print material.
Frequency:	Semiannually.
Description based on:	Vol. 13, spring 2000.
Copyright Claimant:	Guess?, Inc.
Issues Registered:	v. 17, spring 02. Created 2002; Pub. 2002-02-01; Reg. 2002-02-20; TX0005549762
v. 18, fall 02. Created 2002; Pub. 2002-08-01; Reg. 2002-10-30; TX0005708287
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001161215 / 2002-02-07
Title:	Peace & love, spring 2002 / photography by Raphael Mazzucco.
Description:	1 v.
Notes:	Photos.
Copyright Claimant:	Guess?, Inc. (employer for hire)
Date of Creation:	2002
Date of Publication:	2002-01-25
Names:	Mazzucco, Raphael
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001155856 / 2002-09-30
Title:	The restless heart / created by Paul Marciano ; photography, Raphael Mazzucco.
Description:	1 v.
Notes:	Photoprints.
Copyright Claimant:	Guess?, Inc. (employer for hire)
Date of Creation:	2002
Date of Publication:	Aug02
Names:	Marciano, Paul
Mazzucco, Raphael
Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295305 / 2005-01-19
Title:	Gc Guess collection fall 2003 catalogue : catalogue no. 124.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2003
Date of Publication:	2003-06-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295306 / 2005-01-19
Title:	Une nuit blanche a Paris : catalogue no. 123 = A white night in Paris.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2003
Date of Publication:	2003-03-01
Copyright Note:	Cataloged from appl. only.
Title Translated:	A white night in Paris.
Other Title:	A white night in Paris.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295295 / 2005-01-19
Title:	Guess by Marciano fall 2004 accessories catalogue : catalogue no. 137.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-07-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295300 / 2005-01-19
Title:	Guess by Marciano fall 2004 catalogue.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-07-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295302 / 2005-01-19
Title:	Guess by Marciano fall 2004 catalogue.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-06-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295296 / 2005-01-19
Title:	Guess by Marciano spring 2004 catalogue.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-01-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295303 / 2005-01-19
Title:	Guess fall 2004 kids catalogue.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-06-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295298 / 2005-01-19
Title:	Guess? image history.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-09-01
Previous Registration:	Appl. identifies 16 prev. reg. photos as preexisting.
Basis of Claim:	New Matter: text and selection, compilation and arr. of photos.
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295304 / 2005-01-19
Title:	Guess spring 2004 accessories catalogue : catalogue no. 130.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-01-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295294 / 2005-01-19
Title:	Guess spring 2004 footwear catalogue.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-01-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295297 / 2005-01-19
Title:	Guess spring 2004 image catalogue.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-01-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295301 / 2005-01-19
Title:	Guess spring/summer 2004 kids catalogue.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-01-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001295299 / 2005-01-19
Title:	Marciano fall 2004 catalogue.
Description:	Photos.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2004
Date of Publication:	2004-07-01
Copyright Note:	Cataloged from appl. only.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698522 / 2008-10-20
Application Title:	Guess by Marciano Holiday 2005 Catalogue.
Title:	Guess by Marciano Holiday 2005.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2005
Date of Publication:	2005-09-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph & Jewelry Design , text.
Basis of Claim:	32 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698675 / 2008-10-20
Application Title:	Guess by Marciano Fall 2005 Catalogue.
Title:	Guess by Marciano New York Fall 2005.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2005
Date of Publication:	2005-06-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	19 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698577 / 2008-10-20
Application Title:	Guess by Marciano Accesory Catalogue Spring 2005.
Title:	Guess by Marciano Spring 2005.
Description:	Catalog.
Copyright Claimant:	Guess? Inc.
Date of Creation:	2005
Date of Publication:	2005-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess? Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Alternative Title on Application:	Catalogue #142
Basis of Claim:	20 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess? Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698381 / 2008-10-20
Application Title:	Guess Footwear Catalogue Spring 2005.
Title:	Guess Footwear Catalogue Spring 2005.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2005
Date of Publication:	2005-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	16 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698362 / 2008-10-20
Application Title:	Guess Holiday 2005 Handbag Collection Catalogue.
Title:	Guess Holiday 2005 Handbag Collection.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2005
Date of Publication:	2005-09-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph, Text.
Pre-existing Material:	collection of original photographs.
Basis of Claim:	16 original photographs.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698511 / 2008-10-20
Application Title:	Guess Spring 2005 Catalogue.
Title:	Guess Roma, Italy Spring 2005.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2005
Date of Publication:	2005-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	16 original photographs.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698513 / 2008-10-20
Application Title:	Marciano Holiday 2005 Catalogue.
Title:	Marciano Holiday 2005.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2005
Date of Publication:	2005-09-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph, Text.
Basis of Claim:	22 original photographs.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698328 / 2008-10-20
Application Title:	Guess Kids Postcard Book Spring 2005.
Title:	Spring 2005.
Description:	Postcards.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2005
Date of Publication:	2005-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	15 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698584 / 2008-10-20
Application Title:	Guess by Marciano 2006 Catalogue.
Title:	Catalog #159 Guess?, Inc. 2006.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2006
Date of Publication:	2006-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Alternative Title on Application:	Catalogue #159
Basis of Claim:	14 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698341 / 2008-10-20
Application Title:	Guess by Marciano Handbag Catalogue Fall 2006.
Title:	Guess by Marciano Fall 2006.
Description:	catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2006
Date of Publication:	2006-06-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	35 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698387 / 2008-10-20
Application Title:	Marciano Catalogue Fall 2006.
Title:	Marciano Fall 2006.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2006
Date of Publication:	2006-06-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	33 original photographs.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698718 / 2008-10-20
Application Title:	Guess Book 2007.
Title:	Book # 172 Guess?, Inc. 2007.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2007
Date of Publication:	2007-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Alternative Title on Application:	Book #172
Basis of Claim:	41 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698559 / 2008-10-20
Application Title:	Guess Kids Spring 2007.
Title:	California Dreaming.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2007
Date of Publication:	2007-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Alternative Title on Application:	Catalogue #175
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698507 / 2008-10-20
Application Title:	GUESS BY MARCIANO Spring 2007 Catalogue.
Title:	catalog #179 Guess?, Inc. 2007.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2007
Date of Publication:	2007-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Alternative Title on Application:	catalogue #179
Basis of Claim:	42 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698484 / 2008-10-20
Application Title:	Guess Kids Catalogue 2007.
Title:	Catalog #181 Guess?, Inc. 2007.
Description:	catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2007
Date of Publication:	2007-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Alternative Title on Application:	Catalogue #181
Basis of Claim:	12 original photographs by the author, 5 graphic designs by the author, 2 original photograph and graphic design compilations by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698388 / 2008-10-20
Application Title:	Guess by Marciano Accessory Catalogue Fall 07.
Title:	Fall 2007 collection.
Description:	catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2007
Date of Publication:	2007-06-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	19 original photographs.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698600 / 2008-10-20
Application Title:	Guess by Marciano Accessory Catalog Spring 07.
Title:	Guess by Marciano Spring 07 Collection.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2007
Date of Publication:	2007-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	22 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698605 / 2008-10-20
Application Title:	Guess by Marciano Spring 07 Accessory Catalogue.
Title:	Guess by Marciano Spring 2007 Accessory collection.
Description:	catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2007
Date of Publication:	2007-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Alternative Title on Application:	Book #174-B
Basis of Claim:	15 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698704 / 2008-10-20
Application Title:	Guess by Marciano Spring 2007 Catalogue.
Title:	Guess by Marciano Spring/Summer 2007 Collection.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2007
Date of Publication:	2007-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Alternative Title on Application:	Catalogue #173
Basis of Claim:	16 Original Photographs by the author.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698612 / 2008-10-20
Application Title:	Marciano Spring 2007 Catalogue.
Title:	Marciano Spring 2007 Collection.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2007
Date of Publication:	2007-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	12 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698713 / 2008-10-20
Application Title:	Guess by Marciano Spring Catalogue 2008.
Title:	Catalog # 189 Guess?, Inc. 2008.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2008
Date of Publication:	2008-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photograph.
Basis of Claim:	24 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698592 / 2008-10-20
Application Title:	Guess by Marciano Fall 2006.
Title:	Guess by Marciano catalogue 4.
Description:	catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2006
Date of Publication:	2008-06-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: Photographs.
Alternative Title on Application:	Catalogue 4
Basis of Claim:	15 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698679 / 2008-10-20
Application Title:	GUESS BY MARCIANO FALL 2008 CATALOGUE.
Title:	GUESS BY MARCIANO FALL 2008.
Description:	Catalog.
Copyright Claimant:	GUESS?, INC.
Date of Creation:	2008
Date of Publication:	2008-06-01
Nation of First Publication:	United States
Authorship on Application:	GUESS?, INC., employer for hire; Domicile: Delaware. Authorship: PHOTOGRAPH.
Alternative Title on Application:	CATALOGUE #192
Basis of Claim:	23 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	GUESS?, INC.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698570 / 2008-10-20
Application Title:	Guess By Marciano Catalogue Spring 2008.
Title:	Guess By Marciano Spring 2008.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2008
Date of Publication:	2008-01-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc.; Domicile: Delaware. Authorship: Photograph.
Alternative Title on Application:	catalogue #187
Basis of Claim:	43 original photographs.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001698601 / 2008-10-20
Application Title:	Guess Kids Spring Catalogue.
Title:	Guess Catalog 186.
Description:	Catalog.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2008
Date of Publication:	2008-06-01
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: Delaware. Authorship: photographs.
Alternative Title on Application:	Catalogue #186
Basis of Claim:	21 original photographs by the author.
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001691431 / 2009-10-22
Application Title:	G by GUESS Holiday 2009 Artwork.
Title:	G by GUESS Holiday 2009 Artwork.
Appears in:	G by Guess Holiday Mailer
Description:	photoprint, 1 p.
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2009
Date of Publication:	2009-10-15
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: United States. Authorship: text/poetry, compilation, 2-dimensional artwork, photography.
Rights and Permissions:	Theresa McManus, Guess?, Inc., 1444 South Alameda Street,
Los Angeles, CA, 90021, United States, (213) 765-3212,
theremc@gmail.com
Copyright Note:	Regarding author information: Text/poetry is name only;
words and short phrases such as names, titles & slogans
not copyrightable. 37 CFR 202.1(a).
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001739658 / 2010-09-15
Application Title:	Bunny.
Title:	Bunny.
Description:	Electronic file (eService)
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2010
Date of Publication:	2010-09-06
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: United States; Citizenship: United States. Authorship: jewelry design,
2-D artwork.
Rights and Permissions:	Theresa McManus, Guess?, Inc., 1444 South Alameda Street,
Los Angeles, CA, 90021, United States, (213) 765-3212,
theremc@guess.com
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001739659 / 2010-09-15
Application Title:	Dragon.
Title:	Dragon.
Description:	Electronic file (eService)
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2010
Date of Publication:	2010-09-06
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: United States; Citizenship: United States. Authorship: jewelry design, 2-D artwork.
Rights and Permissions:	Theresa McManus, Guess?, Inc., 1444 South Alameda Street,
Los Angeles, CA, 90021, United States, (213) 765-3212,
theremc@guess.com
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VAu001043106 / 2010-09-15
Application Title:	Fairy.
Title:	Fairy.
Description:	Electronic file (eService)
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2010
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: United States; Citizenship: United States. Authorship: jewelry design, 2-D artwork.
Rights and Permissions:	Theresa McManus, Guess?, Inc., 1444 South Alameda Street,
Los Angeles, CA, 90021, United States, (213) 765-3212,
theremc@guess.com
Copyright Note:	C.O. correspondence.
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001739464 / 2010-09-15
Application Title:	Large Teddy Bear.
Title:	Large Teddy Bear.
Description:	Electronic file (eService)
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2010
Date of Publication:	2010-09-06
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: United States; Citizenship: United States. Authorship: jewelry design, 2-D artwork.
Rights and Permissions:	Theresa McManus, Guess?, Inc., 1444 South Alameda Street,
Los Angeles, CA, 90021, United States, (213) 765-3212,
theremc@guess.com
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001739657 / 2010-09-15
Application Title:	Serpent.
Title:	Serpent.
Description:	Electronic file (eService)
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2010
Date of Publication:	2010-09-06
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: United States; Citizenship: United States. Authorship: jewelry design, 2-D artwork.
Rights and Permissions:	Theresa McManus, Guess?, Inc., 1444 South Alameda Street,
Los Angeles, CA, 90021, United States, (213) 765-3212,
theremc@guess.com
Names:	Guess?, Inc.

Type of Work:	Visual Material
Registration Number / Date:	VA0001739654 / 2010-09-15
Application Title:	Small Teddy Bear.
Title:	Small Teddy Bear.
Description:	Electronic file (eService)
Copyright Claimant:	Guess?, Inc.
Date of Creation:	2010
Date of Publication:	2010-09-06
Nation of First Publication:	United States
Authorship on Application:	Guess?, Inc., employer for hire; Domicile: United States; Citizenship: United States. Authorship: jewelry design, 2-D artwork.
Rights and Permissions:	Theresa McManus, Guess?, Inc., 1444 South Alameda Street,
Los Angeles, CA, 90021, United States, (213) 765-3212,
theremc@guess.com
Names:	Guess?, Inc.

b.	Pending U.S. Copyright Registration Applications:

None.

SCHEDULE 6.12

Guarantors

The following Subsidiaries of the Borrower are Guarantors:

Guess.com, Inc.

Guess? Bermuda Holdings, LLC

Guess? Retail, Inc.

Guess? Value LLC

Schedule 6.12-1

SCHEDULE 7.01

Existing Liens

a.                                       Guess?, Inc.

Jurisdiction	Filing No.	Filing Date	Secured Party	Collateral Description
Delaware SOS	54071628	12/30/2005	IBM Credit LLC	Leased equipment
Delaware SOS	60242073	01/20/2006	Dell Financial Services, L.P.	Leased equipment
Delaware SOS	71141687	03/27/07	Canon Financial Services	Leased equipment
Delaware SOS	72978640	08/06/07	Cisco Systems Capital Corporation	Leased equipment
Delaware SOS	73167235	08/20/07	Canon Financial Services	Leased equipment
Delaware SOS	74924832	12/31/07	IBM Credit LLC	Leased equipment
Delaware SOS	81499746	04-30-08	IBM Credit LLC	Leased equipment
Delaware SOS	82857355	08/21/08	Canon Financial Services	Leased equipment
Delaware SOS	00974794	03/22/10	Canon Financial Services	Leased equipment

b.                                      European Liens and Bank Guarantees

(BG= Bank guarantee)

Entity	Type	Currency	Amount	Description
Guess Italia, S.r.l.	Capital lease	EUR	9,595,744	Lease for building in Florence
Focus Europe, S.r.l.	BG against credit lines	EUR	1,200,000	guarantee for custom domiciliation procedure
Guess Italia, S.r.l.	BG against credit lines	EUR	1,400,000	rent for store
Guess Europe Sagl	BG against credit lines	CHF	938,644	office equipment Lugano building
Guess Europe Sagl	BG against credit lines	EUR	558,570	guarantee for Italian VAT reimbursement
Guess Europe Sagl	BG against credit lines	EUR	1,339,225	guarantee for Italian VAT reimbursement
Guess Europe Sagl	BG against credit lines	EUR	1,133,480	guarantee for Italian VAT reimbursement
Guess Europe Sagl	BG against credit lines	EUR	10,000,000	guarantee for custom domiciliation procedure
Guess Europe Sagl	BG against credit lines	EUR	700,000	Counter-guarantee
Guess Europe Sagl	BG against credit lines	EUR	600,000	Counter-guarantee

Liens on assets of certain Foreign Subsidiaries of the Borrower granted in connection with bank guaranties and cash deposits supporting store rents and certain other operating obligations in aggregate amounts of approximately Euros 8.8 million, GBP 0.5 million, and CHF 0.4 million.

Schedule 7.01-1

SCHEDULE 7.02

Existing Indebtedness

a.                                       Existing Letters of Credit.  See Schedule 2.03.

b.                                      Foreign Letters of Credit:

Entity	Type	Currency	Amount	Beneficiary	Description
Guess Europe Sagl	letter of credit	USD	4,952,751	vendors	L/C for inventory purchase
Guess Europe Sagl	letter of credit	USD	663,000	vendors	L/C for inventory purchase
Guess Europe Sagl	letter of credit	USD	1,599,183	vendors	L/C for inventory purchase
Guess Europe Sagl	letter of credit	EUR	1,291,111	vendors	L/C for inventory purchase

Letters of Credit in aggregate amounts of approximately US $0.5 million and Euros 1 million issued on behalf of certain Foreign Subsidiaries of the Borrower in connection with inventory purchases.

c.                                       Foreign Loans:

Entity	Type	Currency	Amount	Description
One Sarl	Loan	EUR	1,000,000	loans for stores

d.                                      Foreign Bank Guarantees:  See Schedule 7.01(b)

e.                                       Capital Lease:

Entity	Type	Currency	Amount	Beneficiary	Description	Bank	Expiration (day/ month/ year)
Guess Italia S.r.l.	Capital lease	EUR	9,595,744	Lefim Spa	Lease for building in Florence	INTESA SAN PAOLO/ UNICREDIT	01/05/16

In addition to the Capital Lease listed above, certain Capital Leases for equipment are in existence for which Liens are listed on Schedule 7.01.

Schedule 7.02-1

SCHEDULE 7.03

Existing Investments

a.                                       Publicly Traded Equity Securities

Entity	Number of Shares/Interests Owned
FJ Benjamin Holdings LTD (in Singapore exchange)	300,000
Microsoft	14,000

b.                                      Swaps

The Borrower is a party to interest rate swap agreements to hedge against interest rate fluctuations related to liabilities and capital lease obligations that bear a variable interest rate.

c.                                       Forward Foreign Exchange Contracts

In the ordinary course of business, the Borrower enters into foreign currency forward contracts in relation to various transactions including, but not limited to, forecasted merchandise purchases, forecasted cash flows, intercompany royalties and operating expenses.

d.             Investments held in trusts with respect to obligations under the Borrower’s supplemental executive retirement plan and deferred compensation plan.

e.                                       Subsidiaries and Other Equity Investments:  See Schedule 5.13

f.                                         Corporate artwork with a book value of $2.7 million.

Schedule 7.03-1

SCHEDULE 7.08

Existing Transactions with Affiliates

General Marciano Transactions

The Company and its subsidiaries periodically enter into transactions with other entities or individuals that may be considered related parties, including certain transactions with entities affiliated with trusts for the respective benefit of Maurice and Paul Marciano, who are executives of the Borrower, Armand Marciano, their brother and former executive of the Borrower, and certain of their children (the “Marciano Trusts”).

Leases

The Borrower leases warehouse and administrative facilities, including the Borrower’s corporate headquarters in Los Angeles, California, from partnerships affiliated with the Marciano Trusts and certain of their affiliates. There are currently four of these leases in effect with expiration dates ranging from 2013 to 2020.

Aircraft Arrangements

The Borrower periodically charters aircraft owned by MPM Financial, LLC (“MPM Financial”), an entity affiliated with the Marciano Trusts, including through independent third party management companies contracted by MPM Financial to manage its aircraft. Under an informal arrangement with MPM Financial and the third party management companies, the Borrower has chartered and may from time-to-time continue to charter aircraft owned by MPM Financial at a discount from the third party management companies’ preferred customer hourly charter rates.

Guess? Foundation Contributions

The Guess? Foundation is a California non-profit public benefit corporation established in 1994 as a vehicle through which the Borrower periodically makes voluntary charitable contributions. Although certain directors and executive officers of the Borrower also participate as directors and officers of the Guess? Foundation, no proceeds thereof will, directly or indirectly, compensate or materially benefit any related person.

Schedule 7.08-1

SCHEDULE 7.09

Certain Existing Agreements

None.

Schedule 7.09-1

EXHIBIT A-1

FORM OF COMMITTED LOAN NOTICE

Date:                ,

To:                              JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 6, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Guess ?, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

☐	A Borrowing of Committed Loans	☐ A conversion or continuation of Loans

	1.	On (a Business Day).

	2.	In the amount of [$] .

	3.	Comprised of .
[Type of Committed Loan requested:
Base Rate Loan or Eurodollar Rate Loan]
If conversion, of Loans to Loans.

	4.	Denominated in [Currency].

	5.	For Eurodollar Rate Loans: with an Interest Period of months.

The Committed Borrowing, if any, requested herein complies with clause (i) of the provisos to the first sentence of Sections 2.01(a) and (b) of the Agreement.

GUESS ?, INC.

By:
Name:
Title:

A-1-1

EXHIBIT A-2

FORM OF SWING LINE LOAN NOTICE

Date:                ,

To:                              JPMorgan Chase Bank, N.A., as Swing Line Lender
JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 6, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Guess ?, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests a Swing Line Loan:

1.             On                                                                                   (a Business Day).

2.             In the amount of $                                               .

The making of the Swing Line Loan requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

GUESS ?, INC.

By:
Name:
Title:

A-2-1

EXHIBIT B

FORM OF NOTE

, 20

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to                                            or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of July 6, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the applicable currency in immediately available funds at the Administrative Agent’s Office or at such other place as should be designated in writing for such purpose in accordance with the terms of the Agreement.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

The terms of this Note are subject to amendment only in the manner provided in the Agreement.  This Note is subject to restrictions on transfer or assignment as provided in the Agreement.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

GUESS ?, INC.

By:
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                   ,

To:          JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 6, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Guess ?, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                  of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.             [Attached hereto as Schedule 1] [Posted on the website of the Borrower] are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.             [Attached hereto as Schedule 1] [Posted on the website of the Borrower] are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.             A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.             The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

[Use following paragraph 5 for annual deliveries of the Certificate]

5.             Attached hereto as Schedule 3 is a supplement to Schedule [II]/[IV] ([locations at which Goods are kept]/[Intellectual Property]) to the Security Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                ,                                   .

GUESS ?, INC.

By:
Name:
Title:

For the Quarter/Year ended                                       (“Statement Date”)(1)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) — Total Adjusted Leverage Ratio.(2)

	A.	The sum of

		1.	Consolidated Funded Indebtedness as of the Statement Date:	$

2.

Eight times the real property lease rental expense (excluding any Capitalized Lease expenses) of the Borrower and its Subsidiaries for the most recently completed period of four fiscal quarters (excluding from real property lease rental expense up to $75,000,000 of concession commissions in respect of concession contracts with an original tenor of less than two years (to the extent otherwise included in real property lease rental expense of the Borrower and its Subsidiaries)):

$

		3.	Line I.A.1 plus Line I.A.2	$

	B.	EBITDAR for four consecutive fiscal quarters ending on above date (“Subject Period”):

		1.	Consolidated Net Income (including income recognized from deferred revenues on payments by licensees) for Subject Period:	$

		2.	Consolidated Interest Charges for Subject Period:	$

		3.	The provision for Federal, state, local and foreign income Taxes payable for the Subject Period:	$

		4.	Depreciation expenses for Subject Period:	$

		5.	Amortization expenses for Subject Period:	$

(1)      In the event the Borrower changes its fiscal year or fiscal quarter end dates, all calculations of financial covenants set forth in this Schedule 2 will be performed using such new dates as if the prior fiscal quarters had ended on such new dates.

(2)      Total Adjusted Leverage Ratio shall be determined on a Pro Forma Basis.

6.	Charges arising from the impairment of goodwill or any other assets for Subject Period:	$

7.

Any non-cash charges or expenses during Subject Period resulting from stock compensation, including, without limitation, any currently outstanding stock options or any future grant, exercise or cancellation of stock options, shares of restricted stock or warrants:

$

8.

Real property lease rental expense (excluding any Capitalized Lease obligations) of the Borrower and its Subsidiaries for Subject Period (excluding from real property lease rental expense up to $75,000,000 of concession commissions in respect of concession contracts with an original tenor of less than two years (to the extent otherwise included in real property lease rental expense of the Borrower and its Subsidiaries)):

$

9.

Customary fees, costs and expenses incurred in connection with any equity or debt offering, Investments or Indebtedness permitted by the Agreement or in connection with the consummation of acquisitions permitted pursuant to Section 7.03(h) for Subject Period:

$

10.

Restructuring charges or reserves (including, without limitation, non-cash retention, severance, systems establishment costs, accelerated pension charges, contract termination costs including future lease commitments, and costs to consolidate facilities and relocate employees) for Subject Period (not to exceed $50,000,000 in the aggregate through the Maturity Date):

$

11.

Other non-recurring expenses (excluding losses generated from barter transactions) during Subject Period reducing such Consolidated Net Income which do not represent a cash item in the Subject Period or any future period:

$

12.	Federal, state, local and foreign income Tax credits (to the extent included in calculating such Consolidated Net Income) for Subject Period:	$

	13.	All non-recurring non-cash items (excluding gains generated from barter transactions) increasing Consolidated Net Income for Subject Period:	$

	14.	EBITDAR (Lines I.B.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 +10 + 11 – 12 – 13):	$

C.	Total Adjusted Leverage Ratio (Line I.A.3 ÷ Line I.B.14):		to 1

Maximum permitted: 4.25 to 1.00

II.	Section 7.11(b) — Consolidated Fixed Charge Coverage Ratio.(3)

	A.	1.	EBITDAR for the Subject Period (Line I.B.14 above):	$

		2.	Federal, state, local and foreign income taxes paid in cash for the Subject Period:	$

		3.	Maintenance Capital Expenditures for the Subject Period (but in no event less than $10,000,000):	$

		4.	Lines II.A.1 – 2 – 3:	$

	B.	The sum of

		1.	Consolidated Interest Charges for Subject Period (excluding non-cash charges in connection with forward foreign exchange Swap Contracts):	$

		2.	All regularly scheduled principal payments for Subject Period (excluding debt refinanced):	$

3.

Real property lease rental expense (excluding Capitalized Lease obligations) for Subject Period (excluding from real property lease rental expense up to $75,000,000 of concession commissions in respect of concession contracts with an original tenor of less than two years (to the extent otherwise included in real property lease rental expense of the Borrower and its Subsidiaries)):

$

		4.	Lines II.B.1 + 2 + 3:	$

	C.	Consolidated Fixed Charge Coverage Ratio (Line II.A.4 ÷ Line II.B.4):		to 1

(3)	Consolidated Fixed Charge Coverage Ratio shall be determined on a Pro Forma Basis.

Minimum required: 1.20 to 1.00

III.	Calculation of Basket Usage.

	A.	Liens — Section 7.01

		(i)	Liens securing acquired property permitted under
Section 7.01(m) (not to exceed $40,000,000):

		(ii)	Other Liens permitted under Section 7.01(v)
(not to exceed $10,000,000):

	B.	Indebtedness — Section 7.02

		(i)	Debt under IP Financing permitted under Section 7.02(b)
(not to exceed $200,000,000):

		(ii)	Debt permitted under Section 7.02(i)
(not to exceed $30,000,000):

		(iii)	Foreign Subsidiary debt under Section 7.02(j)
(not to exceed $250,000,000):

		(iv)	Debt permitted under Section 7.02(k):

		(v)	Debt permitted under Section 7.02(q)
(not to exceed $20,000,000):

	(vi)	Debt permitted under Section 7.02(r)
(not to exceed $400,000,000):

C.	Investments — Section 7.03

	(i)	Cash and Cash Equivalents held by Borrower and its Domestic Subsidiaries (see Section 7.03(a)):	$

	(ii)	Minority Equity Interests in foreign Persons and Investments in non-wholly owned Domestic Subsidiaries under Section 7.03(c)(v)
(not to exceed $50,000,000):

	(iii)	Acquisitions under Section 7.03(h):

	(iv)	Investments in publicly traded securities under Section 7.03(j) (not to exceed $4,000,000 plus the amount of proceeds from the sale of such securities):

	(v)	Other Investments under Section 7.03(l) (not to exceed $35,000,000):

D.	Restricted Payments made under Section 7.06(c): $

EXHIBIT D

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit, Guaranty and Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

(i)                                     Assignor:                                                                        which [is/is not] a Defaulting Lender

(ii)                                  Assignee:                                                           [and is an Affiliate/Approved Fund of [identify Lender](4)]

(iii)                               Borrower:           Guess?, Inc.

(4)  Select as applicable.

(iv)                              Administrative Agent:  JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement.

(v)                                 Credit Agreement:  Credit Agreement, dated as of July 6, 2011, among Guess?, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

(vi)                              Assigned Interest:

Aggregate Amount of Commitment for all Lenders*	Amount of Commitment Assigned*	Percentage Assigned of Commitment(5)		CUSIP Number
$	$		%
$	$		%
$	$		%

(vii)                           [Trade Date:                                           ](6)

Effective Date:                                 , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

*         Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(5)       Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(6)       To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and] Accepted:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:
Title:

[Consented to]:

GUESS?, INC.,

By:
Title:

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

GUESS ?, INC. CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.             Representations and Warranties.

1.1.          Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.          Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other

Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.             Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.             General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT E

GUARANTY

GUARANTY dated as of July 6, 2011 (the “Guaranty”) made by Guess? Retail, Inc., a Delaware corporation, Guess? Value LLC, a Virginia limited liability company, Guess? Bermuda Holdings, LLC, a Delaware limited liability company, and Guess.com, Inc., a Delaware corporation (collectively with any future Domestic Subsidiary (as defined in the Credit Agreement referred to below), if any, that becomes a party to this Guaranty, a “Guarantor” and collectively, the “Guarantors”), in favor of JPMorgan Chase Bank, N.A. (“JPMorgan”) as Administrative Agent for the Lenders (as defined below) (in such capacity, the (“Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)           Guess ?, Inc., a Delaware corporation (the “Borrower”), various lenders (the “Lenders”), the Administrative Agent and JPMorgan, as L/C Issuer and Swing Line Lender, have entered into a Credit Agreement dated as of the date hereof (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have, among other things, and subject to the terms and conditions set forth in the Credit Agreement, agreed to make Loans and Letters of Credit available to the Borrower.

(2)           It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the L/C Issuer under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

(3)           The Guarantors have duly authorized the execution, delivery and performance of this Guaranty.

(4)           Each Guarantor hereby confirms that it will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and to induce the L/C Issuer to issue Letters of Credit under the Credit Agreement for the benefit of the Borrower from time to time, each Guarantor hereby agrees as follows:

Section 1.  Guaranty: Limitation of Liability.

(a)           Each of the Guarantors hereby jointly and severally unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of (i) all obligations of the Borrower howsoever created, arising or evidenced, whether director or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement or any other Loan Document, as the same may be amended, modified, extended or renewed from time to time, (ii) all obligations of the Borrower to any Lender Party (as defined below) under any Swap Contract, any Secured Foreign Exchange

Agreement and under any Cash Management Agreement and (c) all costs and expenses paid or incurred by the Administrative Agent or any Lender Party in enforcing this Guaranty or any other applicable Loan Document against such Guarantor (all such obligations being herein collectively called the “Guaranteed Obligations”).  As used herein, “Lender Party” means each Lender, each Hedge Bank, each Cash Management Bank and each Foreign Exchange Bank.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Administrative Agent or any Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

(b)           This Guaranty constitutes a guaranty by each Guarantor of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Administrative Agent or any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

(c)           Wherever possible, each provision of this Guaranty will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty is prohibited by or invalid under such law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.  Consistent with the foregoing, and notwithstanding any other provision of this Guaranty to the contrary, in the event that any action or proceeding is brought in whatever form and in whatever forum seeking to invalidate any Guarantor’s obligations under this Guaranty under any fraudulent conveyance, fraudulent transfer theory, or similar avoidance theory, whether under state or federal law, such Guarantor (the “Affected Guarantor”), automatically and without any further action being required of the Affected Guarantor, the Administrative Agent or any Lender Party, shall be liable under this Guaranty only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by the Affected Guarantor under any guaranty of the Guaranteed Obligations (or any portion thereof) at the time of the execution and delivery of this Guaranty (or, if such date is determined not to be the appropriate date for determining the enforceability of the Affected Guarantor’s obligations hereunder for fraudulent conveyance or transfer (or similar avoidance) purposes, on the date determined to be so appropriate) without rendering such a hypothetical guaranty voidable under applicable law relating to fraudulent conveyance, fraudulent transfer, or any other grounds for avoidance (such highest amount determined hereunder being the Affected Guarantor’s “Maximum Guaranty Amount”), and not for any greater amount, as if the stated amount of this Guaranty as to the Affected Guarantor had instead been the Maximum Guaranty Amount.  This Section is intended solely to preserve the rights of the Administrative Agent and the Lender Parties under this Guaranty to the maximum extent not subject to avoidance under applicable law, and neither the Affected Guarantor nor any other Person shall have any right or claim under this Section with respect to the limitation described in this Guaranty, except to the extent necessary so that the obligations of the Affected Guarantor under this Guaranty shall not be rendered voidable under applicable law.  Without limiting the generality of the foregoing, the determination of a Maximum Guaranty Amount for the Affected Guarantor pursuant to the provisions of the second preceding sentence of this Section shall not in any manner reduce or otherwise affect the obligations of any other guarantors of any of the Guaranteed Obligations.

Section 2.  Guaranty Absolute.  Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender Party with respect thereto.  The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions.  The creation or existence from time to time of additional Guaranteed Obligations to the Administrative Agent or the Lender Parties or any of them is authorized, without notice to any Guarantor, and shall in no way impair the rights of the Administrative Agent or the Lender Parties or the obligations of any Guarantor under this Guaranty, including the Guaranty hereunder of such additional Guaranteed Obligations.  The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following to the fullest extent permitted by applicable law:

(a)           any lack of validity, legality or enforceability of the Credit Agreement or any Loan Document;

(b)           the failure of the Administrative Agent or any Lender Party:

(i)            to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document or otherwise, or

(ii)           to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations;

(c)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

(d)           any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and such Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations;

(e)           any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

(f)            (i) any addition, exchange, release, surrender or non-perfection of any collateral or (ii) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by the Administrative Agent or any Lender Party, securing or supporting any of the Guaranteed Obligations;

(g)           any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Guarantor, the Borrower, any surety or any other guarantor; or

(h)           any failure of the Administrative Agent or any Lender Party to disclose to the Borrower or any Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to the Administrative Agent or any Lender Party (each Guarantor waiving any duty on the part of the Administrative Agent or the Lender Parties to disclose such information).

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

Section 3.  Waivers and Acknowledgments.

(a)           Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any Lender Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower or any other Person (including any Guarantor) or entity or any collateral securing any Guaranteed Obligations.

(b)           Each Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future (it being understood and agreed that if, notwithstanding the foregoing, any such revocation shall occur or be attempted, such revocation shall not in any event reduce or otherwise affect any Guarantor’s liability with respect to Guaranteed Obligations arising prior to receipt by the Administrative Agent and the Lender Parties of written notice of such revocation or attempted revocation).

(c)           Each Guarantor hereby waives to the fullest extent permitted by applicable law: (i) any rights to assert against the Administrative Agent and the Lender Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the Borrower, any other Guarantor or any other party liable to the Administrative Agent and the Lender Parties; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or the Lender Parties; (iv) any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; and (v) any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties or requires the Administrative Agent or the Lender Parties to exhaust remedies against the Borrower prior to commencing any action or foreclosure against such Guarantor or its properties including, without limitation, the benefits of Sections 2787 through 2855, inclusive, and Sections 2899 and 3433 of the California Civil Code and any successor provisions to such Sections, or any similar provisions under United States law.

(d)           Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

Section 4.  Subrogation.  Each Guarantor agrees that it will not exercise any rights that it may now or hereafter acquire against the Borrower, any other Guarantor or any other Person that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any Lender Party against the Borrower, any other Guarantor or any other Person or any collateral which the Administrative Agent or any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated (other than any contingent indemnification or similar contingent obligation not yet due and payable).  If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the Maturity Date, such amount shall be held in trust for the benefit of the Administrative Agent and the Lender Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and any other amounts payable under this Guaranty whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  If (i) a Guarantor shall make payment to the Administrative Agent or any Lender Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Maturity Date shall have occurred, the Administrative Agent and the Lender Parties shall, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

Section 5.  Payments Free and Clear of Taxes, Etc.

(a)           Any and all payments made by any Guarantor hereunder to or for the account of the Administrative Agent or any Lender Party shall be made, in accordance with and subject to Section 3.01 of the Credit Agreement, free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if such Guarantor shall be required by applicable law to deduct or withhold any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section) the Administrative Agent or the applicable Lender Party, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable Guarantor shall make such deductions or withholdings and (iii) the applicable Guarantor shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b)           Without limiting the provisions of subsection (a) above, the Guarantors shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)           Each Guarantor will indemnify the Administrative Agent and each Lender Party, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender Party, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the applicable Guarantor by a Lender Party (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender Party, shall be conclusive absent manifest error.

(d)           As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Guarantor to a Governmental Authority, such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)           Any Lender Party that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which a Guarantor is resident for Tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall, if requested by a Guarantor or the Administrative Agent, deliver to such Guarantor (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Guarantor or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if requested by a Guarantor or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Guarantor or the Administrative Agent as will enable such Guarantor or the Administrative Agent to determine whether or not such Lender Party is subject to backup withholding or information reporting requirements.

(f)            If the Administrative Agent or any Lender Party determines, in its good faith discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Guarantor or with respect to which a Guarantor has paid additional amounts pursuant to this Section, it shall pay to such Guarantor an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Guarantor under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out of pocket expenses of the Administrative Agent or such Lender Party, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Guarantor, upon the request of the Administrative Agent or such Lender Party, agrees to repay the amount paid over to such Guarantor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender Party if the Administrative Agent or such Lender Party is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to require the Administrative Agent or any Lender Party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Guarantor.

(g)           If a Guarantor determines in good faith that a reasonable basis exists for contesting a Tax or Other Tax with respect to which such Guarantor has paid an additional amount under this Section, the Administrative Agent or the relevant Lender Party, as applicable, shall cooperate with such Guarantor (but shall have no obligation to disclose any confidential information, unless arrangements satisfactory to the relevant Lender Party have been made to preserve the confidential nature of such information) in challenging such Tax or Other Tax at the Guarantor’s expense if requested by such Guarantor (it being understood and agreed that none of the Administrative Agent or any Lender Party shall have any obligation to contest, or any responsibility for contesting, any Tax), and any cost incurred by the Administrative Agent or the relevant Lender Party in connection with its cooperation shall be borne by the relevant Guarantor.

Section 6.  Representations and Warranties.  Each Guarantor hereby represents and warrants that such Guarantor has, independently and without reliance upon the Administrative Agent or any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

Section 7.  Affirmative Covenants.  Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment (other than any contingent indemnification or similar contingent obligation not yet due and payable), if, under the terms of the Credit Agreement, the Borrower is required to cause such Guarantor or any of such Guarantor’s Subsidiaries to take, or to refrain from taking, any action, or to comply with any requirements, obligations, limitations or restrictions contained therein, in each case whether individually or together with any other Loan Parties, such Guarantor shall, and shall cause any such Subsidiaries to, take or refrain from taking (as the case may be) any such action and comply with all such requirements, obligations, limitations and restrictions and not take any action that would create an Event of Default.

Section 8.  Amendments, Etc.  No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  Anything contained herein to the contrary notwithstanding, any amendment to this Guaranty pursuant to the form attached hereto shall be effective upon execution by the party thereto and acceptance thereof by the Administrative Agent, in each case without further consent by or notice to the Required Lenders or any of the Loan Parties.

Section 9.  Notices, Etc.  All notices and other communications provided for hereunder shall be in writing (including by facsimile communication).  All such written notices shall be mailed, faxed or delivered to the address, facsimile number or electronic mail address specified, in the case of any Guarantor, on the signature pages hereto and in the case of the Administrative Agent or any Lender Party, in the Credit Agreement, or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties.  All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered.  In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

Section 10.  No Waiver; Remedies.  No failure on the part of the Administrative Agent or any Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11.  Right of Set-off.  Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 8.02 of the Credit Agreement to authorize the Administrative Agent to declare the Note or Notes due and payable pursuant to the provisions of said Section 8.02, each Lender Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender Party shall have made any demand under this Guaranty and although such Obligations may be unmatured.  Each Lender Party agrees promptly to notify each Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each Lender Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party may have.

Section 12.  Indemnification.  Without limitation on any other obligations of any Guarantor or remedies of the Lender Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent and each Lender Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable documented fees and disbursements of the Administrative Agent’s or such Lender Party’s legal counsel) suffered or incurred by the Administrative Agent or such Lender Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except that the enforceability of this Guaranty may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 13.  Continuing Guaranty; Assignments under the Credit Agreement.  This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the termination of the Commitments (other than any contingent indemnification or similar contingent obligation not yet due and payable), (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the Lender Parties and their successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as and to the extent provided in Section 10.06 of the Credit Agreement.

If all of the stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in a sale or other disposition not prohibited by the Credit Agreement or otherwise consented to by the Required Lenders, such Guarantor or such successor in interest, as the case may be, may request, and the Administrative Agent shall, upon such request, execute and deliver documents or instruments necessary to evidence the release and discharge such Guarantor from Guaranty.

Section 14.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a)           THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING

ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.  EACH GUARANTOR AND THE ADMINISTRATIVE AGENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(c)           EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(d)           Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

(e)           Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)            This Guaranty, taken together with all of the other Loan Documents and all certificates and other documents delivered by the Borrower and the Guarantors to the Administrative Agent or the Lender Parties, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof.

(g)           This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Guaranty by facsimile shall be as effective as delivery of a manually executed counterpart of this Guaranty.

(h)           If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Guaranty or any other Loan Document, the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court.

IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

GUARANTORS:

GUESS? BERMUDA HOLDINGS, LLC
GUESS.COM, INC.
GUESS? RETAIL, INC.
GUESS? VALUE LLC

By:
Name:	Dennis Secor
Title:	Senior Vice President and Chief Financial Officer

Address:	1444 South Alameda Street
Los Angeles, CA 90021

Accepted and Agreed to:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

AMENDMENT TO GUARANTY

This Amendment to Guaranty (this “Amendment”), dated as of                   ,         , relates to the Guaranty dated as of July 6, 2011 (as amended to date, the “Guaranty”), from certain Domestic Subsidiaries (collectively, the “Guarantors”) of the Borrower in favor of the Lender Parties (as defined in the Guaranty) and JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”).

In compliance with Section 6.12 of the Credit Agreement dated as of July 6, 2011 (as amended from time to time, the “Credit Agreement”) among Guess?, Inc. (the “Borrower”), the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders party thereto, the undersigned Domestic Subsidiary (the “Additional Guarantor”) hereby agrees as follows (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement):

1.             Amendment.  The Guaranty is hereby amended to add as a party, and more specifically, as a Guarantor, thereunder, the Additional Guarantor.

2.             Representations and Warranties.  The Additional Guarantor represents and warrants to the Administrative Agent and the Lender Parties that each of the representations and warranties of a Guarantor contained in the Guaranty is hereby made by the Additional Guarantor as of the date hereof and is true and correct, in all material respects, as to the Additional Guarantor as of the date hereof.

3.             Additional Guarantor as Guarantor.  The Additional Guarantor assumes all of the obligations and liabilities of a Guarantor under the Guaranty, agrees to be bound thereby as if the Additional Guarantor were an original party to the Guaranty and shall be a Guarantor for all purposes under the Loan Documents.

4.             Effectiveness.  This Amendment shall become effective as of the date hereof upon acceptance by the Administrative Agent (notice of which is hereby waived by the Additional Guarantor).

5.             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Notice Address:

Attention:

Accepted and Agreed to
this day of , 20 :

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

EXHIBIT F

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) dated as of July 6, 2011 is among Guess ?, Inc., a Delaware corporation (the “Borrower”), each Domestic Subsidiary (as defined in the Credit Agreement referred to below) of the Borrower listed on the signature pages hereof, each other person or entity which from time to time becomes a party hereto (collectively, including the Borrower, the “Grantors” and individually each a “Grantor”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, various financial institutions (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have, among other things, and subject to the terms and conditions set forth in the Credit Agreement, agreed to make Loans and Letters of Credit available to the Borrower;

WHEREAS, certain Domestic Subsidiaries have guaranteed all of the obligations of the Borrower under or in connection with the Credit Agreement and certain other obligations pursuant to a Guaranty dated as of even date herewith (the “Guaranty”);

WHEREAS, each Grantor will benefit from the making of loans and the issuance of letters of credit pursuant to the Credit Agreement; and

WHEREAS, the obligations of the Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and the obligations of the other Grantors under the Guaranty are to be secured pursuant to this Agreement;

NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.  When used herein (a) the terms Account, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Equipment, Fixture, General Intangibles, Goods, Instrument, Inventory, Investment Property, Proceeds, Security, Securities Account, Security Entitlement and Uncertificated Security have the meanings assigned to such terms in the UCC; (b) capitalized terms used but not defined have the meanings assigned to such terms in the Credit Agreement and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

“Administrative Agent” is defined in the introductory paragraph.

“Agreement” is defined in the introductory paragraph.

“Assignee Deposit Account” is defined in Section 4 hereof.

“Borrower” is defined in the introductory paragraph.

“Collateral” means, with respect to any Grantor, all property and rights of such Grantor in which a security interest is granted hereunder.

“Computer Hardware and Software” means, with respect to any Grantor, (i) all computer and other electronic data processing hardware, whether now or hereafter owned, licensed or leased by such Grantor, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (ii) all software programs, whether now or hereafter owned, licensed or leased by such Grantor, designed for use on the computers and electronic data processing hardware described in clause (i) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now or hereafter owned, licensed or leased by such Grantor; and (iv) all documentation for such hardware, software and firmware described in the preceding clauses (i), (ii) and (iii), whether now or hereafter owned, licensed or leased by such Grantor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

“Costs and Expenses” means, with respect to any Grantor, all reasonable documented costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Administrative Agent in connection with (i) the execution, delivery and performance of this Agreement by such Grantor, (ii) protecting, preserving or maintaining any Collateral of such Grantor, (iii) collecting the Liabilities of such Grantor and (iv) enforcing any rights of the Administrative Agent hereunder in respect of the Collateral of such Grantor.

“Credit Agreement” is defined in the recitals.

“Grantor” is defined in the introductory paragraph.

“Guaranty” is defined in the recitals.

“Intellectual Property” means all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs, license agreements related to any of the foregoing set forth in this definition and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing set forth in this definition; the right to sue for all past, present and future infringements of any of the foregoing set forth in this definition; and all common law and other rights throughout the world in and to all of the foregoing.

“Lender Party” means each Lender, each Cash Management Bank, each Foreign Exchange Bank and each Hedge Bank.

“Lenders” is defined in the recitals.

“Liabilities” means (a) as to the Borrower, all obligations of the Borrower to the Administrative Agent or any Lender Party, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with any of the Loan Documents (including, without limitation, with respect to Letters of Credit), as the same may be amended, modified, extended or renewed from time to time, all obligations of the Borrower to any Lender Party under any Swap Contract, all obligations of the Borrower to any Lender Party under any Secured Foreign Exchange Agreement and all obligations of the Borrower to any Lender Party under any Cash Management Agreement, (b) with respect to each Grantor other than the Borrower, all obligations of such Grantor under the Guaranty, under any Secured Hedge Agreement, under any Secured Cash Management Agreement, under any Secured Foreign Exchange Agreement or any other Collateral Document, and (c) with respect to each Grantor, all Costs and Expenses payable by such Grantor.

“Non-Tangible Collateral” means, with respect to any Grantor, collectively, such Grantor’s Accounts and General Intangibles.

“UCC” means the Uniform Commercial Code as in effect in the State of California on the date of this Agreement, as the same may be amended from time to time.

2.                                       Grant of Security Interest.  As security for the payment of all Liabilities, each Grantor hereby assigns to the Administrative Agent for the benefit of the Lender Parties, and grants to the Administrative Agent for the benefit of the Lender Parties a continuing security interest in, the following, whether now or hereafter existing or acquired:

All of such Grantor’s:

(i)                                     Accounts;

(ii)                                  Chattel Paper;

(iii)                               Commercial Tort Claims;

(iv)                              Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

(v)                                 Deposit Accounts;

(vi)                              Documents;

(vii)                           General Intangibles;

(viii)                        Goods (including, without limitation, all its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(ix)                                Instruments;

(x)                                   Intellectual Property;

(xi)                                Investment Property;

(xii)                             Letter-of-Credit Rights and letters of credit (as such term is defined in the UCC);

(xiii)                          money (as such term is defined in the UCC) of every jurisdiction whatsoever;

(xiv)                         to the extent not included in the foregoing, other personal property of any kind or description;

(xv)                            to the extent not included in the foregoing, all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defects or infringements of rights in, or damage to, any of the foregoing; and

(xvi)                         all proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (i) more than 65% of the Equity Interests of a first-tier Foreign Subsidiary and (ii) any Excluded Assets.

3.                                       Warranties.  Each Grantor warrants that:  (i) such Grantor shall take no action to cause or permit any financing statement (other than any which may have been filed on behalf of the Administrative Agent or in connection with Permitted Liens (as defined below)) covering any of the Collateral to be on file in any public office; (ii) such Grantor is and will be the lawful owner of its interest in all Collateral, free of all Liens whatsoever, other than the security interest hereunder and Permitted Liens, with full entity power and authority to execute this Agreement and perform such Grantor’s obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) such Grantor’s true legal name as registered in the jurisdiction in which such Grantor is organized or incorporated, state of incorporation or organization, organizational identification number as designed by the state of its incorporation or organization, federal employee identification number, chief executive office, and principal place of business are as set forth on Schedule I hereto (as supplemented by the Grantor from time to time) (and such Grantor has not maintained its chief executive office and principal place of business at any other location at any time after January 1, 2006 and on or prior to the Closing Date), except to the extent that Grantor has given the Administrative Agent notice of any change as contemplated by Section 6 of this Agreement; (iv) each other location where such Grantor maintains a place of business or locates Goods with a value in excess of $250,000 is set forth on Schedule II hereto or in the Closing Date Letter, as of the most recent date of delivery of a supplement to such Schedule (as supplemented by the Grantor from time to time but no less frequently than annually); (v) except as disclosed on Schedule III, such Grantor is not known as of the date of this Agreement and during the five years preceding the date hereof has not previously been known by any trade name; (vi) except as disclosed on Schedule III, during the five years preceding the date hereof such Grantor has not been known by any legal name different from the one set forth on the signature page of this Agreement nor has such Grantor been the subject of any merger or other corporate reorganization; and (vii) Schedule IV, as of the most recent date of delivery of a supplement to such Schedule (as supplemented by the Grantor from time to time but no less frequently than annually) hereto contains a complete listing of all of such Grantor’s Intellectual Property which has been registered under any United States federal registration statute.

4.                                       Collections, etc.  Until such time during the existence of an Event of Default as the Administrative Agent shall notify such Grantor of the revocation of such power and authority, each Grantor (a) will, at its own expense, endeavor to collect, consistent with past practice, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as such Grantor may deem advisable in the exercise of its business judgment , and (b) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral.  The Administrative Agent, however, may, at any time that an Event of Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.  Upon request of the Administrative Agent during the existence of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

Upon request by the Administrative Agent during the existence of an Event of Default, (i) each Grantor will forthwith, upon receipt, transmit and deliver to the Administrative Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Administrative Agent) which may be received by such Grantor at any time in full or partial payment or otherwise as proceeds of any of the Collateral, and (ii) except as the Administrative Agent may otherwise consent in writing, any such items which may be so received by any

Grantor during the existence of an Event of Default will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Administrative Agent until delivery is made to the Administrative Agent.  Each Grantor will comply with the terms and conditions of any consent given by the Administrative Agent pursuant to the foregoing sentence.

During the existence of an Event of Default, (i) all items or amounts which are delivered by any Grantor to the Administrative Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an “Assignee Deposit Account”) under which the Administrative Agent is the depositary bank of such Grantor, as security for payment of the Liabilities, and (ii) no Grantor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account.  The Administrative Agent may, from time to time, in its discretion, and shall upon request of the applicable Grantor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the Administrative Agent may determine, and the Administrative Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Grantor.

During the existence of an Event of Default, the Administrative Agent is authorized to endorse, in the name of the applicable Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

From and after the date that is 90 days after the date hereof, no Grantor shall maintain any Deposit Account or deposit any items or amounts in any Deposit Account, except: (i) Deposit Accounts maintained with the Administrative Agent, (ii) local Deposit Accounts maintained by each respective Grantor in order to fund such Grantor’s ordinary course of business operations, (iii) other Deposit Accounts of the Grantors for which account control agreements with the Administrative Agent are in effect or that are swept into concentration accounts for which account control agreements with the Administrative Agent are in place, (iv) Deposit Accounts with an aggregate amount on deposit not to exceed $1,000,000, (v)  any Deposit Account used solely for (A) funding payroll or segregating payroll taxes, (B) segregating 401k contribution or contributions to an employee stock purchase plan and other health and benefit plans, in each case for payment in accordance with any applicable laws, and (C) holding customer deposits which by its terms or applicable law may not be pledged by a Grantor and (vi) as otherwise permitted by the Credit Agreement.

5.                                       Certificates, Schedules and Reports.  Each Grantor will from time to time deliver to the Administrative Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Grantor in full or partial payment of any of the Collateral, as the Administrative Agent may reasonably request.  Any such schedule, certificate or report shall be executed by a duly authorized officer of such Grantor and shall be in such form and detail as the Administrative Agent may reasonably specify.  Each Grantor shall immediately notify the Administrative Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to the Borrower and its Subsidiaries taken as a whole, and such notice shall specify the amount of such loss or depreciation.

6.                                       Agreements of the Grantors.  Each Grantor (a) will, upon request of the Administrative Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Administrative Agent) and do such other acts and things (including, without limitation, delivery to the Administrative Agent of any Instruments or Certificated Securities which constitute Collateral), all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities; (b) hereby authorizes the Administrative Agent to file financing statements describing the collateral as “all property” or words of similar import, and to file other documents without its signature (to the extent allowed by applicable law); (c) on and as of the date of delivery of each supplement to Schedule II hereto, will have all its Inventory, Equipment and all other Goods, in each case with a value in excess of $250,000, at, and will not have any place of business or any such Goods at any location other than its address(es) shown on Schedules I and II hereto as so supplemented; (d) shall not change its state of organization or incorporation or its name, identity or organizational structure such that any financing statement filed to perfect the Administrative Agent interests under this Agreement would become seriously misleading, unless the Grantor shall have given the Administrative Agent not less than 10 days’ prior notice of such change (provided that this Section 6(d) shall not be deemed authorize any change or transaction prohibited under the Credit Agreement); (e) will furnish the Administrative Agent such information concerning such Grantor, the Collateral and the Account Debtors as the Administrative Agent may from time to time reasonably request; (f) will, upon request of the Administrative Agent, stamp on its records concerning the Collateral and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form reasonably satisfactory to the Administrative Agent, of the security interest of the Administrative Agent hereunder; (g) except as permitted by the Credit Agreement, will not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the Administrative Agent; (h) will at all times keep all its Inventory and other Goods insured as required by Section 6.07 of the Credit Agreement, and cause all such insurance policies for loss or damage to provide that loss thereunder shall be payable to the Administrative Agent as its interest may appear (it being understood that (A) so long as no Event of Default shall be existing, the Administrative Agent shall deliver any proceeds of such insurance which may be received by it to such Grantor and (B) whenever an Event of Default shall be existing, the Administrative Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Administrative Agent may determine) and such policies or certificates thereof shall, if the Administrative Agent so requests, be deposited with or furnished to the Administrative Agent; (i) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in all material portions of the Collateral; and (j) will reimburse the Administrative Agent for all documented expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Administrative Agent in seeking to collect or enforce any rights in respect of such Grantor’s Collateral.

Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Grantor.  Whenever an Event of Default shall be existing, the Administrative Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Grantor shall at the request of the

Administrative Agent do any and all lawful acts and execute any and all proper documents required by the Administrative Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Administrative Agent for all reasonable and documented costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 6, except to the extent any of the foregoing result from the gross negligence, bad faith or willful misconduct of the Administrative Agent.  Notwithstanding the foregoing, except as set forth in Section 8, the Administrative Agent shall have no obligations or liabilities regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

7.                                       Default.  Whenever an Event of Default shall be existing, the Administrative Agent may exercise from time to time any and all rights and remedies available to it under applicable law, in addition to those described in this section below.

(a)                                  Each Grantor agrees, in case of an Event of Default, (i) at the Administrative Agent’s request, to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Administrative Agent, and (ii) at the Administrative Agent’s request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Administrative Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority.

(b)                                 Notice of the intended disposition of the Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or E-mail, and shall be deemed to have been “sent” upon deposit in the U.S. Mails with adequate postage properly affixed, upon delivery to an express delivery service or upon the electronic submission through telephonic or Internet services, as applicable.  Each Grantor hereby agrees and acknowledges that (i) with respect to collateral that is: (A) perishable or threatens to decline speedily in value, or (B) is of a type customarily sold on a recognized market (including but not limited to, Investment Property), no notice of disposition need be given; and (ii) with respect to Collateral not described in clause (i) above, notification sent during an Event of Default exists and ten days before any proposed disposition provides notice within a reasonable time before disposition.

(c)                                  Each Grantor hereby agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Computer Hardware and Software, or Intellectual Property may be by lease or license of, in addition to the sale of, such Collateral.  Each Grantor further agrees and acknowledges that and that a disposition: (i) made in the usual manner on any recognized market, or (ii) a disposition at the price current in any recognized market at the time of disposition, or (iii) a disposition in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition; shall be deemed commercially reasonable.

(d)                                 Any cash proceeds of any disposition by the Administrative Agent of any of the Collateral shall be applied by the Administrative Agent to payment of expenses in connection with the Collateral, including reasonable attorneys’ fees and legal expenses, and thereafter to the payment of any and all of the Liabilities in the order of application set forth in Section 8.03 of the Credit Agreement, and thereafter any surplus will be paid to the Grantor.  The Administrative Agent need not apply or pay over for application noncash proceeds of collection and enforcement unless: (i) the failure to do so would be commercially unreasonable and (ii) the affected Grantor has provided the Administrative Agent with a written demand to apply or pay over such noncash proceeds on such basis.

8.                                       General.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it treats such Collateral with the same care it affords its own property or if it takes such action for that purpose as any applicable Grantor requests in writing, but failure of the Administrative Agent to comply with any such request shall not, of itself, be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Grantor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

Notwithstanding anything herein to the contrary, assets (including Equity Interests) of any Grantor to the extent the Administrative Agent reasonably determines that the cost of obtaining or perfecting a security interest in such assets is excessive in relation to the benefit expected to be afforded to the Lenders thereby, then, with respect to such assets, the Grantor shall not be required to comply with the terms and covenants of this Agreement that would otherwise be applicable to such assets.

All notices and requests hereunder shall be in writing (including facsimile transmission) and shall be sent (i) if to the Administrative Agent, to its address shown on Schedule 10.02 to the Credit Agreement or such other address as it may, by written notice to the Borrower, have designated as its address for such purpose, and (ii) if to any Grantor, to its address shown on Schedule I hereto or to such other address as such Grantor may, by written notice to the Administrative Agent, have designated as its address for such purpose.  Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given four Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.

No delay on the part of the Administrative Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

This Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated (other than any contingent indemnification or similar contingent obligation not yet due and payable).  If at any time all or any part of any payment theretofore applied by the Administrative Agent or any Lender Party to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Lender Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Grantor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Lender Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such

Liabilities, all as though such application by the Administrative Agent or such Lender Party had not been made.

Upon the payment in full of all Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit (other than any contingent indemnification or similar contingent obligation not yet due and payable), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors.  Upon any such termination the Administrative Agent will, at Grantor’s expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.  In addition, upon the proposed sale, transfer or other disposition of any Collateral by Grantors in compliance with the Credit Agreement for which such Grantor desires to obtain a security interest release from the Administrative Agent, such Grantor shall deliver an Officer’s Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction.  Upon the receipt of such Officer’s Certificate, the Administrative Agent shall, at Grantor’s expense, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor.

This Agreement and all other Loan Documents shall be governed by and construed in accordance with and governed by the internal laws of the State of New York (except to the extent that pursuant to New York law, the perfection, the effect of perfection or nonperfection, or the priority of the security interest granted hereunder may be determined in accordance with the laws of a different jurisdiction).  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

The rights and privileges of the Administrative Agent hereunder shall inure to the benefit of its successors.

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.  At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Agreement (including supplements to the Schedules hereto).  Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH GRANTOR, THE

ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  THE BORROWER, EACH GRANTOR, THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.  THE BORROWER, EACH GRANTOR AND THE ADMINISTRATIVE AGENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GUESS ?, INC.
GUESS? BERMUDA HOLDINGS, LLC
GUESS.COM, INC.
GUESS? RETAIL, INC.
GUESS? VALUE LLC

By:
Name:	Dennis Secor
Title:	Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent for the Lenders

By:
Name:
Title:

SCHEDULE I

TO SECURITY AGREEMENT

Grantor’s federal employment identification number:

Grantor’s state identification number:

Grantor’s state of incorporation/organization:

Grantor’s true and correct name as registered in its state of incorporation/organization:

Grantor’s chief executive office:

Grantor’s principal place of business:

SCHEDULE II

TO SECURITY AGREEMENT

ADDRESSES OF ALL LOCATIONS AT WHICH GOODS ARE KEPT

SCHEDULE III

TO SECURITY AGREEMENT

TRADE NAMES

SCHEDULE IV

TO SECURITY AGREEMENT

LIST OF INTELLECTUAL PROPERTY

EXHIBIT G

OPINION MATTERS

The matters contained in the following Sections of the Credit Agreement should be covered by the legal opinion:

•                                          Section 5.01(a), (b) and (c)

•                                          Section 5.02

•                                          Section 5.03

•                                          Section 5.04

•                                          Section 5.06

•                                          Section 5.14(b)

G-1

EXHIBIT H

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) dated as of July 6, 2011, is among Guess ?, Inc., a Delaware corporation (the “Borrower”), each Domestic Subsidiary (as defined in the Credit Agreement referred to below) of the Borrower from time to time party hereto (together with the Borrower, individually each a “Pledgor” and collectively, the “Pledgors”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, various financial institutions (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have, among other things, and subject to the terms and conditions set forth in the Credit Agreement, agreed to make Loans and Letters of Credit available to the Borrower;

WHEREAS, certain Domestic Subsidiaries have guaranteed all of the obligations of the Borrower under or in connection with the Credit Agreement and certain other obligations pursuant to a Guaranty dated as of even date herewith (the “Guaranty”);

WHEREAS, each Pledgor will benefit from the making of loans and the issuance of letters of credit pursuant to the Credit Agreement; and

WHEREAS, the obligations of the Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and the obligations of each other Pledgor under the Guaranty are to be secured pursuant to this Agreement;

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  When used herein, (a) the capitalized terms used but not defined have the meanings assigned to such terms in the Credit Agreement and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

“Administrative Agent” is defined in introductory paragraph.

“Agreement” is defined in the introductory paragraph.

“Borrower” is defined in the introductory paragraph.

“Collateral” is defined in Section 2.

“Costs and Expenses” means, with respect to any Pledgor, all reasonable documented costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Administrative Agent in connection with (i) such Pledgor’s execution, delivery and performance of this Agreement, (ii) protecting, preserving or maintaining any Collateral of such Pledgor, (iii) collecting the Liabilities of such Pledgor and (iv) enforcing any rights of the Administrative Agent hereunder in respect of the Collateral of such Pledgor.

“Credit Agreement” is defined in the recitals.

“Guaranty” is defined in the recitals.

“Issuer” means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

“Lender Party” means each Lender, each Cash Management Bank, each Foreign Exchange Bank and each Hedge Bank.

“Lenders” is defined in the recitals.

“Liabilities” means (a) as to the Borrower, all obligations of the Borrower to the Administrative Agent or any Lender Party, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with any of the Loan Documents (including, without limitation, with respect to Letters of Credit), as the same may be amended, modified, extended or renewed from time to time, all obligations of the Borrower to any Lender Party under any Swap Contract, all obligations of the Borrower under any Secured Foreign Exchange Agreement and all obligations of the Borrower to any Lender Party under any Cash Management Agreement, (b) with respect to each Pledgor other than the Borrower, all obligations of such Pledgor under the Guaranty, under any Secured Hedge Agreement, under any Secured Cash Management Agreement, under any Secured Foreign Exchange Agreement or any other Collateral Document, and (c) with respect to each Pledgor, all Costs and Expenses payable by such Pledgor.

“Pledgor” is defined in the introductory paragraph.

2.             Pledge.  As security for the payment of all Liabilities, each Pledgor hereby pledges to the Administrative Agent for the benefit of the Lender Parties, and grants to the Administrative Agent for the benefit of the Lender Parties a continuing security interest in, all of the following:

A.            All of the shares of stock and other securities described in Schedule I opposite the name of such Pledgor, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities; provided, however, notwithstanding anything to the contrary herein, the Collateral shall not include (x) more than 65% of the total equity interests of each Foreign Subsidiary that is a direct Subsidiary of the Borrower or any Domestic Subsidiary or (y) any equity interests in any IP Subsidiary;

B.            All additional shares of stock of any of the Issuers listed in Schedule I opposite the name of such Pledgor at any time and from time to time acquired by the Pledgor in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, however, notwithstanding anything to the contrary herein, the Collateral shall not include (x) more than 65% of the total equity interests of each Foreign Subsidiary that is a direct Subsidiary of the Borrower or any Domestic Subsidiary or (y) any equity interests in any IP Subsidiary;

C.            All other property hereafter delivered to the Administrative Agent by such Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

D.            All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the “Collateral”.  By its acceptance of the pledges hereunder, the Administrative Agent acknowledges that for purposes of this Agreement only, it accepts such pledges, and holds the Collateral hereunder, for the benefit of all Lender Parties.

Each Pledgor agrees to deliver to the Administrative Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends which such Pledgor is entitled to receive and retain pursuant to Section 5 hereof) which may at any time or from time to time be in or come into the possession or control of such Pledgor; and prior to the delivery thereof to the Administrative Agent, such Collateral shall be held by such Pledgor separate and apart from its other property and in express trust for the Administrative Agent.

3.             Warranties; Further Assurances.  Each Pledgor warrants to the Administrative Agent, as to its Collateral, for the benefit of each Lender Party that:  (a) such Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of such Pledgor’s Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder or as otherwise permitted by the Credit Agreement; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in such Collateral in favor of the Administrative Agent; (c) all shares of stock referred to in Schedule I opposite the name of such Pledgor are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I opposite the name of such Pledgor, such Pledgor’s Collateral represents on the date hereof not less than the applicable percent (as shown in Schedule I) of the total shares of capital stock issued and outstanding of such Issuer; and (e) the information contained in Schedule I opposite the name of such Pledgor is true and accurate in all respects.  Schedule I may be supplemented from time to time by any Pledgor to reflect additional Collateral or in connection with the execution of a counterpart hereof by an additional person becoming a Pledgor hereunder.

So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of any Lender Party with respect to the creation of any Liabilities (other than any contingent indemnification or similar contingent obligation not yet due and payable), each Pledgor (i) shall not, except as permitted by the Credit Agreement or with the express prior written consent of the Administrative Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall deliver such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in such Pledgor’s Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities (and by its signature hereto, such Pledgor authorizes the Administrative Agent to file any financing statements without the signature of such Pledgor); (iii) will execute and deliver to the Administrative Agent such stock powers and similar documents relating to such Pledgor’s Collateral, reasonably satisfactory in form and substance to the Administrative Agent, as the Administrative Agent may reasonably request; and (iv) will furnish the Administrative Agent such information concerning such Pledgor’s Collateral as the Administrative Agent may from time to time reasonably request.

4.             Holding in Name of Administrative Agent, etc.  The Administrative Agent may from time to time after the occurrence and during the continuance of an Event of Default, with notice to the Pledgors, take all or any of the following actions:  (a) transfer all or any part of the Collateral into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of any Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

5.             Voting Rights, Dividends, etc.  (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

A.            The Pledgors shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights relating or pertaining to the Collateral or any part thereof for any purpose; provided that each Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral.

B.            The Pledgors shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or securities or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if consisting of shares of stock or other certificated securities, when received by any Pledgor, shall be forthwith delivered to the Administrative Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

C.            The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to the applicable Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may request for the purpose of enabling such Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

(b)           Upon notice from the Administrative Agent during the existence of an Event of Default, and so long as the same shall be continuing, all rights and powers which the Pledgors are entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgors to receive and retain dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and Pledgors shall take all actions required so that all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends.  Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

6.             Remedies.  Whenever an Event of Default exists, the Administrative Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in New York or otherwise available to it.  Without limiting the foregoing, whenever an Event of Default exists the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of any Pledgor therein and thereto, at any public or private sale or brokers’ board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the applicable Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.  Each Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative

Agent of any of its rights and remedies during the continuance of an Event of Default.  Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition.  Any proceeds of any disposition of the Collateral by the Administrative Agent may be applied by the Administrative Agent to the payment of Costs and Expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the applicable Pledgor or as a court of competent jurisdiction shall direct).

The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

7.             General.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it treats such Collateral with the same care it affords its own property or if it takes such action for that purpose as the applicable Pledgor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by any Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.  No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

All obligations of the Pledgors and all rights, powers and remedies of the Administrative Agent and the Lender Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

Upon the payment in full of all Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit and Acceptances (other than any contingent indemnification or similar contingent obligation not yet due and payable), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Pledgors.  Upon any such termination the Administrative Agent will, at Pledgor’s expense, execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination.  In addition, upon the proposed sale, transfer or other disposition of any Collateral by Pledgors in compliance with the Credit Agreement for which such Pledgor desires to obtain a security interest release from the Administrative Agent, such Pledgor shall deliver an Officer’s Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction.  Upon the receipt of such Officer’s Certificate, the Administrative Agent shall, at Pledgor’s expense, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Pledgor.

This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.  Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown opposite its signature hereto or at such other address as such party may, by written notice to the other party, have designated as its address for such purpose.  Notices sent by facsimile transmission shall be deemed to have been given when sent with confirmation of receipt; notices sent by mail shall be deemed to have been given four Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.

This Agreement shall be binding upon the Pledgors and the Administrative Agent and their respective successors and assigns (provided that no Pledgor may assign its obligations hereunder without the prior written consent of the Administrative Agent), and shall inure to the benefit of each Pledgor and the Administrative Agent and the successors and assigns of the Administrative Agent.

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.  At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Agreement.  Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Agreement.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH OTHER PLEDGOR, THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  THE BORROWER, EACH OTHER PLEDGOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.  THE BORROWER, EACH OTHER PLEDGOR AND THE ADMINISTRATIVE AGENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

GUESS ?, INC.
GUESS? RETAIL, INC.
GUESS? BERMUDA HOLDINGS, LLC

By:
Name:	Dennis Secor
Title:	Senior Vice President and Chief Financial Officer

Address:	1444 South Alameda Street
Los Angeles, CA 90021

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

Address:

Signature page for the Pledge Agreement dated as of July 6, 2011 among Guess ?, Inc., a Delaware corporation (the “Borrower”), various subsidiaries of the Borrower and JPMorgan Chase Bank, N.A., as Administrative Agent, under the Credit Agreement dated as of July 6, 2011 with the Borrower and various other parties.

The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:

[SUBSIDIARY]

By:
Name:
Title:

SCHEDULE I
TO PLEDGE AGREEMENT

STOCK AND LIMITED LIABILITY COMPANY INTERESTS

Pledgor	Issuer	Certificate #	# of Pledged Shares/Interests	# of Shares Issued and Outstanding	Pledged Shares/Interests as % of Total Shares/Interests of Issuer Outstanding
Guess ?, Inc.	GUESS.com, Inc., a Delaware corporation	1	100	100	100%

Guess ?, Inc.	GUESS? Retail, Inc., a Delaware corporation	1	1,000	1,000	100%

Guess ?, Inc.	Guess? Bermuda Holdings, LLC, a Delaware limited liability company	N/A	All membership interests	N/A	100%

Guess ?, Inc.	Guess? Bermuda Holdings L.P., a Bermuda limited partnership	N/A	65% of all membership interests owned by Guess ?, Inc.(1)	N/A	64.99995508% (app.)

Guess? Bermuda Holdings, LLC	Guess? Bermuda Holdings L.P., a Bermuda limited partnership	N/A	65% of all membership interests owned by Guess? Bermuda Holdings, LLC(2)	N/A	0.00004485% (app.)

GUESS? Retail, Inc.	GUESS? Value LLC, a Virginia limited liability company	N/A	All membership interests	N/A	100%

(1)  As of the Closing Date, Guess ? Inc. owns 99% of the membership interests in Guess? Bermuda Holdings L.P,

(2)  As of the Closing Date, Guess? Bermuda Holdings, LLC owns 1% of the membership interests in Guess? Bermuda Holdings L.P.